UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07505

American Independence Funds Trust

(Exact name of registrant as specified in charter)

3435 Stelzer Rd. Columbus, OH 43219

(Address of principal executive offices)	(Zip code)

BISYS Fund Services, 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 266-8787

Date of fiscal year end: 10/31/05

Date of reporting period: 10/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

American Independence Funds Trust

Annual Report

October 31, 2005

Money Market Fund

UltraShort Bond Fund

Intermediate Bond Fund

Stock Fund

International Multi-Manager Stock Fund

Kansas Tax-Exempt Bond Fund

Important Customer Information, Investment Products:

•	Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,

•	Are not insured by the FDIC, and

•	Are subject to investment risks, including possible loss of the principal amount invested.

This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

American Independence Family of Mutual Funds – October 31, 2005

To Our Shareholders:

We are pleased to present this annual report for the fiscal year ended October 31, 2005, a time of momentous events throughout the financial markets and the world at large.

A year ago, tsunamis had not ravaged Southeast Asia, nor had hurricanes devastated cities along our own U.S. Gulf Coast. A year ago, the Federal Reserve had raised short-term interest rates just three times. A year ago, a barrel of oil cost about $55, a level we characterized as “astronomical.”

As we close our fiscal year, we can document the toll that the tsunamis and hurricanes inflicted on global economies. We note that through November 1, 2005, one day after our reporting period, the Fed has now raised short-term interest rates 12 consecutive times, putting upward pressure on rates all along the yield curve. And we recall, with some incredulity, how oil prices soared as high as $70 a barrel, before “settling back” below $60.

But natural disasters and financial shocks aside, we look back at the year just past and marvel at the resilience of the stock market, which was forced to absorb higher interest rates, skyrocketing energy prices and decelerating corporate earnings growth, and still produced very reasonable returns. During our 12-month reporting period, the S&P 500 Index1 rose 8.72%, while foreign stocks had an especially productive year, with the MSCI EAFE Index2 climbing 18.59%.

Bonds were another story. With so much of their total return tied to the direction of interest rates, fixed-income securities were unable to mount a strong defense against the tide of rising yields and finished the period generally flat. (The exception was money market funds, which thrive on higher rates.) Underscoring the bond market’s lethargy, the Lehman Brothers Aggregate Bond Index3, a key benchmark, rose just 1.13%.

As for the American Independence Funds, we were very pleased that many of the funds outperformed their respective benchmarks. The American Independence Funds Trust Stock Fund, in particular, had an outstanding year. (For complete performance information on all of our funds, see the individual fund reports.)

Going forward, we remain comfortably bullish about the U.S. economy and the equity markets. Recently released data – including positive reports on gross domestic product growth, consumer confidence, new home sales and durable goods orders – surpassed consensus forecasts, and have set the stage for further economic expansion in 2006.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance current to most recent month-end, please call us at 800-658-5811.

On the interest-rate front, we believe the Fed is almost done raising short-term rates. The succession of the Federal Reserve Board’s chairman from Alan Greenspan to Ben Bernanke is being handled well, minimizing the threat of volatility that could emerge during such a critical transition. In fact, we think Bernanke, who appears to be a very bright and sensible guy, is a good choice. Bernanke believes in setting inflation targets, which we think is a smart approach, and if inflation can be contained, we do not see how interest rates can get out of hand.

In all candor, however, we must acknowledge a couple of disappointing developments, or lack of developments. For example, the failure of President Bush and Congress to make their tax cuts permanent has resulted in some drift in economic policy, and raised doubts that could affect the markets in coming months.

We are also concerned about the major restructuring that is going on in industrial America. The recent announcement that General Motors is going to eliminate 30,000 jobs and close plants in the U.S. illustrates this trend. The question remains, whether restructuring on a broad scale will proceed in an orderly fashion with only moderate impact on the economy, or whether darker consequences lie ahead.

As with the past year, we believe that the next 12 months will offer both intriguing challenges and attractive opportunities in the financial markets. We thank you for your ongoing support and remain committed to helping you achieve your financial goals.

Sincerely,

Thomas S. Gangel, CFA	David Bunstine
President	President
INTRUST Financial Services	American Independence Funds Trust

[1]	The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investors cannot invest in an index, although they can invest in the underlying securities.
[2]	The Morgan Stanley Europe, Australasia and Far East (EAFE) Index is an unmanaged index generally representative of the aggregate performance of international stock markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investors cannot invest in an index, although they can invest in the underlying securities.
[3]	The Lehman Brothers Aggregate Bond Index includes U.S. government, corporate and mortgage-backed securities with maturities up to 30 years. Investors cannot invest in an index, although they can invest in the underlying securities.

This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Financial Services provides investment advisory and other services to the Fund and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer’s views are subject to change based on market and other conditions.

American Independence Funds Trust Money Market Fund

The American Independence Funds Trust Money Market Fund is managed by American Beacon Advisors (formerly AMR Investment Services, Inc.), a wholly owned subsidiary of AMR Corporation and subadvisor to the Fund.

Objectives. We seek to provide investors with current income, liquidity and a stable net asset value of $1.00 per share.1

Strategy. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers’ acceptances, bank notes and medium-term notes.

Beginning in June 2004, the Federal Reserve embarked on a continual campaign to manage inflationary pressures. Through November 1, 2005, one day after our 12-month reporting period, the Fed had raised short-term interest rates 12 consecutive times, taking the benchmark Fed Funds rate from 1% to 4%.

Rising rates are anathema to the fixed-income market; when rates go up, bond prices fall with the exception of short-term, money market instruments.

In this very dynamic environment, our strategy has been to buy securities with interest rates that “reset” quickly, generally in three months or less. We expect to follow this plan until it becomes apparent that the Fed is ready to pause in its credit-tightening campaign.

Performance. As of October 31, 2005, the Fund’s 7-Day yield was 3.25%. The average maturity of the Fund’s holdings was 26 days (versus 105 days on April 30, 2005 and 121 days on October 31, 2004).2

It is our belief, and the market seems to concur, that the Fed could raise rates at least twice more, taking the Fed Funds rate to approximately 4.5% or higher. We believe it is not out of the realm of possibility that the Fed will not pause until short-term rates touch 5%.

If and when the Fed takes a new tack, we plan to start buying securities with longer, fixed-rate maturities. As always, we will maintain our quality standards, buying only highly rated securities.

Past performance is no indication of future performance. The yield set forth may reflect the waiver of a portion of the Fund’s fees. In such instances, and without waiver of fees, the yield would have been lower. For performance current to most recent month-end, please call us at 800-658-5811.

[1]	An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
[2]	The composition of the Fund’s holdings is subject to change.

American Independence Funds Trust Ultra-Short Bond Fund

The American Independence Funds Trust Ultra-Short Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

Objectives. We seek to provide as high a level of income as is consistent with our philosophy of maintaining liquidity and relative safety of principal, by investing in investment-grade, shorter-term securities.

Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

The big story in the bond market was, of course, the Fed’s continuing efforts to thwart inflation by raising short-term interest rates; the Fed had raised the Fed Funds rate 12 consecutive times. Under these circumstances, we found it productive to remain flexible, yet deliberate, in our decision-making. “Fed watching” may be a popular hobby among market pundits, but as professional money managers, we focus more on our expectation that the yield curve could continue to flatten and on ways to manage the volatility sparked by rising rates.

We made liberal use of floating-rate paper and remained nimble in our security selection, as much of the short-term debt we owned matured during the course of the year and had to be reinvested as advantageously as possible.1

As of October 31, 2005, the portfolio was invested in the following sectors:

U.S. Treasury and agency debentures (12.8% of Net Assets), collateralized mortgage obligations (16.8%), corporates (18.6%), mortgage-backed securities (9.9%), asset-backed securities (25.2%), taxable municipals (11.5%), and investment companies (4.9%). These securities maintained an average credit quality of AA1, with an average maturity of 1.53 years.1

Performance. For the 12 months that ended October 31, 2005, the Fund produced a total return of 1.76%. In comparison, the Lehman Brothers 1-3 Year Bond Index2 (the portfolio’s “benchmark”) had a total return of 0.72%, while the Lipper Short Investment Grade Bond Index had a total return of 1.12%.3

We believe the Fed may raise rates once or twice more before deciding that inflationary pressures are sufficiently contained.

A year from now, we very well could look back and see that shorter-term securities those with maturities in the 2-3 year range have outperformed longer-term instruments. Under that type of scenario, it could be beneficial to move from our current “barbell” strategy in which the Fund owns long and short securities to a more “bulleted” portfolio, with assets allocated more evenly along the yield curve.

Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust Ultra-Short Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

[1]	The composition of the Fund’s holdings is subject to change.
[2]	The Lehman Brothers 1-3 Year Government Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investors cannot invest in an index, although they can invest in the underlying securities.
[3]	The Lipper Short Investment Grade Bond Average is based on the performance of short-term, actively managed bond funds.

ULTRASHORT BOND FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/05 versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/051

Inception Date	1/21/1997
Since Inception	4.34%
Since Inception	3.88%[2]
1 Year	1.76%
1 Year	(2.02)%[2]
5 Year	3.44%
5 Year	2.65%[2]

[1]	For the period(s) ended October 31, 2005. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.
[2]	Reflects 3.75% maximum sales charge.
[3]	The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[4]	The Lipper Short Investment Grade Universe Average is an unmanaged index which reflects average fund performance for a specific category with investment objectives similar to the Fund’s. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[5]	The Lehman Brothers 9-12 Month Treasury Index is an unmanaged index generally representative of U.S. Treasury bonds with remaining maturities between nine and twelve months. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

American Independence Funds Trust Intermediate Bond Fund

The American Independence Funds Trust Intermediate Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

Objectives. We seek to provide as high a level of current income as is consistent with our philosophy of managing the Fund for total return and investing primarily in high-quality fixed income securities.

Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.

In a difficult environment for bonds, we were pleased that the Fund outperformed its primary benchmark.

The big story in the bond market was, of course, the Federal Reserve’s continuing efforts to thwart inflation by raising short-term interest rates; the Fed raised the Fed Funds rate 12 consecutive times. This aggressive credit-tightening most directly affected the short end of the yield curve, but also had an impact on intermediate-term rates; two- and five-year yields rose substantially. Higher rates pressured bond prices, which generally fall when interest rates rise.

Under these circumstances, we found it productive to remain flexible, yet deliberate, in our decision-making. “Fed watching” may be a popular hobby among market pundits, but as professional money managers, we focus more on our expectation that the yield curve could continue to flatten (it did) and on ways to manage the volatility sparked by rising rates.

We made a conscious effort to manage credit risk, especially in the corporate sector. We determined to make liberal use of corporate credit, but kept the average maturity of our corporate holdings on the short side. We benefited from a below-average weighting in the volatile automotive sector, which proved problematic for many investors.1

As of October 31, 2005, the portfolio was invested in the following sectors:

Corporate debt (33.9% of Net Assets), collateralized mortgage obligations (18.5%), U.S. Treasury and agency debentures (13.0%), mortgage-backed securities (15.1%), taxable municipals (6.9%), asset-backed securities (9.4%), and investment companies (3.1%). These securities maintained an average credit quality of AA1, with an average maturity of 4.51 years.1

Performance. For the year ended October 31, 2005, the Fund produced a total return of 0.36%. In comparison, the Lehman Brothers Intermediate Government/Credit Index2 (the portfolio’s “benchmark”) had a total return of 0.27%, while the Lipper Intermediate Investment Grade Bond Average had a total return of 0.82% and the Lipper Short-Intermediate Investment Grade Bond Average had a total return of 0.26%.3

As we began the period, the yield curve was relatively steep. To generate adequate income without exposing the portfolio to excessive price risk, we employed a “barbell” approach, in which we owned both very short and very long securities. Looking ahead, however, we believe the yield curve is likely to flatten markedly; it even could invert, with short-term yields higher than long-term yields. Under such a scenario, it seems more prudent to pursue a more “bulleted” strategy, with assets allocated more evenly along the yield curve.3

Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust International Intermediate Bond Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

[1]	The composition of the Fund’s holdings is subject to change.
[2]	The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investors cannot invest in an index, although they can invest in the underlying securities.
[3]	The Lipper Intermediate Investment Grade Bond Average is based on the performance of intermediate-term, actively managed bond funds, while the Lipper Short-Intermediate Investment Grade Bond Average is based on the performance of short-to-intermediate term, actively managed bond funds.

INTERMEDIATE BOND FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/05 versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/051

Inception Date	1/21/1997
Since Inception	5.61%
Since Inception	5.15%[2]
1 Year	0.36%
1 Year	(3.39)%[2]
5 Year	5.72%
5 Year	4.92%[2]

[1]	For the period(s) ended October 31, 2005. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.
[2]	Reflects 3.75% maximum sales charge.
[3]	The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[4]	The Lipper Intermediate Investment Grade Universe Index is an unmanaged index is based on the performance of intermediate-term, actively managed bond funds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

American Independence Funds Trust Stock Fund

The American Independence Funds Trust Stock Fund is managed by AMR Investment Services, Inc. (formerly AMR Investment Services, Inc.), a wholly owned subsidiary of AMR Corporation. The Fund is subadvised by a portfolio management team from Barrow, Hanley, Mewhinney & Strauss, Inc.

Objectives. The Fund’s goal is to provide investors with long-term capital appreciation and to outperform the stock market (as measured by the S&P 500 Index) over a full market cycle, which historically, lasts for approximately five years. At the same time, we strive to reduce losses during periods when the market is in decline.

Strategy. Our approach is value-focused, driven by a blend of qualitative and quantitative analysis in the selection of individual stocks. We stay fully invested, with a defensive, conservative orientation, based on our belief that superior returns can be achieved while taking below-average risks. We implement this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market, and dividend yields above the market (S&P 500). In addition, we seek earnings growth, profitability (return on equity), and reinvestment rates above the market. We believe in a low turnover approach; we generally hold 40-50 stocks in our portfolio, have a maximum of 15% in any one industry group or 30% in any one economic sector, and have a maximum of 5% in cash.1

We were quite pleased with the Fund’s total return, as we outperformed the overall market, as represented by the S&P 500 Index2, by a wide margin. (For complete performance information on all of our funds, see the individual fund reports).

Our positive performance was driven by several factors. First, we benefited from being overweight in consumer staples, energy and health care stocks. Our holdings in the consumer staples sector, in particular, were aided by the fact that the consumer, along with enormous fiscal stimulus on the part of the federal government, kept the economy growing at a time of sharply rising, short-term interest rates. The housing market was very strong in many parts of the country, accounting for a solid pace in consumer spending.1

Second, our style of investing, with its emphasis on fundamental value, was rewarded during the period’s sometimes choppy market. Regardless of investor sentiment, we never change the way we approach investing. We always buy companies we feel are inexpensive on a fundamental basis.

Third, the energy sector as a whole performed very strongly and, as a value manager, we had an overweight in energy stocks, which boosted the Fund’s total return.1

On another note, while we continued to remain underweight in technology, we did buy our first technology stock in six years: Nokia (2.34% of the portfolio), the cell-phone manufacturer. We were attracted by the company’s substantial free cash flow, dominant market share and aggressive stock buyback plan. We should point out that we are not “anti-technology.” But we want the stocks we add to the Fund to sell at reasonable multiples and offer a healthy dividend, two characteristics that still do not apply to most tech stocks.1

As of October 31, 2005, approximately 97.2% (% of Net Assets) of the portfolio was invested in stocks and 3.4% in investment companies.1

In addition, the Fund’s dividend yield at the end of the period was a relatively high 2.73% gross of expenses, compared to the S&P 500’s yield of just 2.04%. As always, it is our intent to provide shareholders with a yield markedly higher than that of the S&P 500. Buying the shares of companies with above-average yields gives us two potential benefits: first, the confidence that such companies enjoy strong cash flows and second, a buffer when stock prices get choppy.

Performance. For the year ended October 31, 2005, the Fund produced a total return of 14.06%.3 In comparison, the S&P 500 Index1 (the portfolio “benchmark”) had a total return of 8.72%.

The U.S. consumer has driven our economy for some time, but we feel this trend could be unsustainable. Looking forward, we are concerned about a possible slowdown in consumer spending, which could be compromised by high consumer debt and an uncomfortably low U.S. savings rate. As a result, we are significantly underweight in consumer discretionary and technology stocks, two areas that could suffer from a pullback in consumer spending.1

Further, while corporate earnings grew at a healthy pace in the past year, we believe earnings growth could decelerate over the next 12 months. In an environment of declining earnings, investors may focus on higher-quality companies and we believe companies in sectors such as consumer staples and health care, two of our heavier weightings, to do relatively well. We also think that large-capitalization stocks may outperform smaller stocks.1

Overall, with our emphasis on high-quality, large-cap stocks that pay above-average dividends, we feel we are positioned constructively for the coming year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance current to most recent month-end, please call us at 800-658-5811.

Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this fund will fluctuate as the value of the securities in the portfolio changes.

[1]	The composition of the Fund’s holdings is subject to change.
[2]	The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investors cannot invest in an index, although they can invest in the underlying securities.
[3]	NAV total return for the period(s) ended October 31, 2005. With the maximum sales charge of 5.00%, the Fund’s return(s) for the period was 8.37%.

STOCK FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/05 versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/051

Inception Date	1/21/1997
Since Inception	8.42%
Since Inception	7.78%[2]
1 Year	14.06%
1 Year	8.37%[2]
5 Year	7.00%
5 Year	5.91%[2]

[1]	For the period(s) ended October 31, 2005. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.
[2]	Reflects 5.00% maximum sales charge.
[3]	The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

American Independence Funds Trust International Multi-Manager Stock Fund

The American Independence Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the American Beacon Advisors International Equity Portfolio. This portfolio is managed by American Beacon Advisors (formerly AMR Investment Services, Inc.), a wholly owned subsidiary of AMR Corporation. Practicing a “multi-manager” investment style, American Beacon apportions responsibility for making investment management decisions to four subadvisors: Templeton Investment Counsel, Inc., Causeway Capital (formerly Merrill Lynch), Lazard Asset Management and The Boston Company.

Objective. The primary goal is to provide shareholders with long-term capital appreciation by investing primarily in stocks of attractive companies in developed markets outside the United States.

Strategy. Our four portfolio subadvisors employ a value style of investing, with distinct differences. Templeton combines value screens and research with intensive fundamental analysis; Causeway Capital (formerly Merrill Lynch) focuses on earnings and dividend yields; Lazard searches for undervalued stocks using a country, world and peer group perspective; and The Boston Company follows a strictly value approach that emphasizes companies’ balance sheets and earnings momentum. These subadvisors all perform fundamental analysis, targeting stocks that have lower valuation ratios, and higher growth prospects, than their respective markets’ averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies’ products, services and management.

We were not completely satisfied with the Fund’s performance, which trailed that of our primary benchmark, the MSCI EAFE Index.1 In our view, underperformance was due primarily to aspects of stock selection. As a value-oriented fund, we generally are attracted to such sectors as industrials, materials, energy and financials. These areas did quite well during the period and the Fund benefited from their strong returns. However, as stocks in these sectors moved up sharply, we began to trim our positions and take profits. In doing so, we missed a secondary surge in many of the stocks we had owned.2

Further, we believe that attention must be paid to slowing economies throughout the world and the expectation that the European Central Bank, along with the Bank of Japan, would follow our Federal Reserve’s lead and raise interest rates. In this environment, we concluded that assets could be more productively allocated in attractively priced telecommunications, beverage, pharmaceutical and consumer staple stocks, which are less cyclical in nature and which figure to hold up relatively well as economic growth moderates.2

On a per-country allocation basis, the portfolio is overweight France, while we remain underweight Japan though we narrowed that underweight significantly in recent months. Further, we have added a number of South Korea stocks to the portfolio. Based on its economic development and market capitalization, we feel South Korea appears poised to leave the ranks of “emerging” nations and join the MSCI EAFE Index of industrialized nations.

As of October 31, 2005, the Fund’s portfolio was invested as follows: Europe (71.0% of Net Assets), Pacific Rim (27.1%), North America (1.7%), and Central America (0.2%). To ensure that all of our assets are invested in equities, each day we invest existing cash assets in a basket of individual foreign market futures contracts.

Performance. For the year ended October 31, 2005, the Fund produced a total return of 14.41%. In comparison, the MSCI EAFE Index (the portfolio’s “benchmark”) rose 18.10%.2

Looking ahead, our managers continue to see value in selected telecommunications, health care, media, technology and pharmaceutical stocks. Given the likelihood that economic growth will continue to slow in the coming months, and the ability of many companies in these sectors to pass along price increases to their customers, while generating solid cash flows, we feel the portfolio is positioned constructively.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. For performance current to most recent month-end, please call us at 800-658-5811.

The risks associated with investing internationally include changes in currency rates, foreign taxation, differences in auditing and other financial standards, etc. which may cause the funds to be more volatile than funds that invest in domestic securities.

[1]	The Morgan Stanley Europe, Australasia and Far East (EAFE) Index is an unmanaged index generally representative of the aggregate performance of international stock markets. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investors cannot invest in an index, although they can invest in the underlying securities.
[2]	The composition of the Fund’s holdings is subject to change.

INTERNATIONAL MULTI-MANAGER STOCK FUND

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/20/97 to 10/31/05 versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/051

Inception Date	1/20/1997
Since Inception	7.53%
Since Inception	6.90%[2]
1 Year	14.41%
1 Year	8.69%[2]
5 Year	6.37%
5 Year	5.28%[2]

[1]	For the period(s) ended October 31, 2005. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.
[2]	Reflects 5.00% maximum sales charge.
[3]	The Morgan Stanley Capital International indices measure performance for a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

American Independence Funds Trust Kansas Tax-Exempt Bond Fund

The American Independence Funds Trust Kansas Tax-Exempt Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

Objectives. We seek to preserve capital while providing the highest-available income that is free from both federal and Kansas state income taxes. In addition, one hundred percent of the income produced by our portfolio is exempt from the alternative minimum tax (AMT).

Strategy. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in various non-Kansas securities, which by their special tax treatment are exempt from federal and Kansas income taxes. We keep the portfolio’s average maturity between seven and 12 years.

The Federal Reserve continued its efforts to suppress inflation through a series of hikes in the Fed Funds rate; the Fed has raised rates 12 consecutive times since June 2004. As a result, rates rose across the short and intermediate portions of the yield curve, curbing returns for most types of bonds. Fortunately for our shareholders, municipal bonds were affected by the rising-rate trend somewhat less than were taxable securities.

Further, we outperformed our benchmark, thanks to the Fund’s portfolio structure. With rates rising during the period, we chose to concentrate investment activity on the wings of the maturity range buying securities with very short and long maturities, rather than intermediate-term bonds and this decision aided performance. Also, focusing on premium securities helped, as such bonds tend to do better than par and discount bonds in rising-rate environments. We also benefited from holding older, high-coupon bonds that were refunded during the period.1

Overall, there was relatively little new issuance in the Kansas market, due to concerns over the state budget and education bills. Under such circumstances, prudent portfolio management was essential.

As of October 31, 2005, approximately 99.9% (% of Net Assets) of the portfolio was comprised of Kansas bonds and 0.7% in investment companies.1

The securities within the Fund maintained an average credit quality of AA+, while the portfolio had an average maturity of 8.20 years.1

Performance. For the year ended October 31, 2005, the Institutional Class Shares produced a total return of 1.26%. In comparison, the Lehman Brothers 7-Year General Obligation Index2 (the Fund’s “benchmark”) had a total return of 0.71% (Class I Shares).

Looking ahead over the next 12 months, we expect to see a little more volume in Kansas bond issuance and the pace of Federal Reserve increases should slow down, probably after Fed’s Chairman Greenspan leaves his post at the end of January 2006. The yield curve likely will flatten further and could even invert (with short-term rates higher than intermediate- and long-term rates), though recent inflation fears have pushed longer rates higher in recent months.

The state’s economy remains moderately solid, despite some recent and potential layoffs from Boeing and General Motors. Like the rest of the U.S., we believe Kansas should continue to enjoy moderate economic growth.

Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

[1]	The composition of the Fund’s holdings is subject to change.
[2]	The Lehman Brothers 7-Year General Obligations Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investors cannot invest in an index, although they can invest in the underlying securities.

On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio for periods dating back to December 10, 1990, and prior to commencement of operations. The performance also reflects reinvestment of all dividends and capital-gains distributions.

KANSAS TAX-EXEMPT BOND FUND3

The chart above represents a comparison of a hypothetical $10,000 investment in the Class A from 10/31/95 to 10/31/05 versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/051

Inception Date[6]	12/10/90
	Class A	Institutional Class
Since Inception	4.77%	5.46%
Since Inception	4.48%[2]	N/A
1 Year	0.90%	1.26%
1 Year	(3.17)%[2]	N/A
5 Year	4.15%	4.66%
5 Year	3.31%[2]	N/A
10 Year	3.98%	4.61%
10 Year	3.54%[2]	N/A

[1]	For the period(s) ended October 31, 2005. Past performance is no indication of future performance. The total return set forth reflects the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.
[2]	Reflects 4.00% maximum sales charge.
[3]	Regional funds may be subject to additional risk, since the issues they invest in are located in one geographical location.
[4]	The Lehman Brothers 7-Year General Obligation Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[5]	The Lehman Brothers 7-Year Municipal Index is an unmanaged index generally representative of municipal bonds maturing in more than 6 years and less than 8 years. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[6]	On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (the “SEI Portfolio”) or the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio from December 10, 1990 to May 16, 1997. The performance also reflects reinvestment of all dividends and capital gains distributions.

American Independence Funds Trust

Additional Fund Information (Unaudited)

October 31, 2005

The American Independence Funds invested, as a percentage of net assets, in the following industries as of October 31, 2005.

Money Market Fund:

Security Allocation	Percentage of Net Assets
Commercial Paper	29.8%
Repurchase Agreements	22.6%
Bank Notes	21.6%
Medium-Term/Senior Notes	10.4%
Certificates of Deposit	15.6%

Total	100.0%

UltraShort Bond Fund:

Security Allocation	Percentage of Net Assets
Asset-Backed Securities	25.2%
Collateralized Mortgage Obligations	16.8%
Corporate Bonds	14.9%
U.S. Treasury Obligations	12.8%
Taxable Municipal Bonds	11.5%
U.S. Government Agency Pass-Through Securities	9.9%
Investment Companies	4.9%
Medium-Term/Senior Notes	3.7%

Total	99.7%

Intermediate Bond Fund:

Security Allocation	Percentage of Net Assets
Corporate Bonds	33.4%
Collateralized Mortgage Obligations	18.5%
U.S. Government Agency Pass-Through Securities	15.1%
U.S. Treasury Obligations	13.0%
Asset-Backed Securities	9.4%
Taxable Municipal Bonds	6.9%
Investment Companies	3.1%
Medium-Term/Senior Notes	0.5%

Total	99.9%

Stock Fund:

Security Allocation	Percentage of Net Assets
Oil & Gas	15.4%
Tobacco	9.6%
Electric Utilities	9.3%
Diversified Financial Services	9.1%
Pharmaceuticals	7.9%
Insurance	4.0%
Thrifts & Mortgage Finance	3.9%
Commercial Banks	3.6%
Diversified Telecommunication Services	3.5%
Investment Companies	3.4%
Consumer Finance	3.3%
Health Care Providers & Services	3.3%
Food Products	3.2%
Multi-Utilities & Unregulated Power	3.0%
Industrial Conglomerates	2.5%
Electric Equipment	2.3%
Health Care Equipment & Supplies	2.2%
Machinery	2.1%
Chemicals	1.9%
Power Conversion/Supply Equipment	1.9%
Real Estate Investment Trust	1.4%
Leisure Equipment & Products	1.3%
Computer Equipment	1.2%
Hotels, Restaurants & Leisure	0.9%
Commercial Services & Supplies	0.4%

Total	100.6%

Kansas Tax-Exempt Bond Fund:

Security Allocation	Percentage of Net Assets
Municipals	99.9%
Investment Companies	0.7%

Total	100.6%

American Independence Funds Trust

Additional Fund Information (Unaudited), Continued

October 31, 2005

As a shareholder of the American Independence Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the American Independence Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent 6-month period from May 1, 2005 through October 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

		Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period** 5/1/05-10/31/05
Money Market Fund	Service Class	$1,000.00	$1,014.40	$3.00	0.59%
UltraShort Bond Fund	Service Class	1,000.00	1,009.90	3.29	0.65%
Intermediate Bond Fund	Service Class	1,000.00	1,000.50	3.83	0.76%
Stock Fund	Service Class	1,000.00	1,033.00	6.61	1.29%
International Multi-Manager Stock Fund	Service Class	1,000.00	1,063.20	6.55	1.26%
Kansas Tax-Exempt Bond Fund	Institutional Class	1,000.00	1,004.00	3.03	0.60%
	Class A	1,000.00	1,002.20	4.79	0.95%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each American Independence Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period** 5/1/05-10/31/05
Money Market Fund	Service Class	$1,000.00	$1,022.23	$3.01	0.59%
UltraShort Bond Fund	Service Class	1,000.00	1,021.93	3.31	0.65%
Intermediate Bond Fund	Service Class	1,000.00	1,021.37	3.87	0.76%
Stock Fund	Service Class	1,000.00	1,018.70	6.56	1.29%
International Multi-Manager Stock Fund	Service Class	1,000.00	1,018.85	6.41	1.26%
Kansas Tax-Exempt Bond Fund	Institutional Class	1,000.00	1,022.18	3.06	0.60%
	Class A	1,000.00	1,020.42	4.84	0.95%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized.

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount	Amortized Cost
Repurchase Agreements (22.6%)
Barclays Capital, 4.03%, 11/1/05 (Purchased on 10/31/05, proceeds on maturity $16,364,940 collateralized by Bank of New York, fair value $16,363,194)	16,363,108	$16,363,108

Total Repurchase Agreements (Cost $16,363,108)		16,363,108

Bank Notes* (21.6%)
Automotive (2.8%)
American Honda Finance, 4.29%, 1/11/06	1,000,000	1,001,098
Toyota Motor Credit, 3.82%, 12/15/05	1,000,000	1,000,030

		2,001,128

Banking (11.7%)
Citigroup Inc., 3.94%, 11/21/05	2,650,000	2,652,214
Fifth Third Bank, 3.71%, 11/14/05	3,000,000	2,999,940
Wells Fargo & Co., 3.86%, 12/5/05	500,000	500,055
Wells Fargo & Co., 3.92%, 12/12/05	700,000	700,324
Wells Fargo & Co., 3.96%, 12/15/05	1,625,000	1,626,888

		8,479,421

Financial Services (4.2%)
General Electric Capital Corp., 3.91%, 11/3/05	1,000,000	1,000,580
General Electric Capital Corp., 3.95%, 11/7/05	1,000,000	1,000,553
General Electric Capital Corp., 4.02%, 12/19/05	1,000,000	1,001,275

		3,002,408

Retail (2.9%)
Wal-Mart Stores, 3.73%, 12/16/05	2,100,000	2,098,696

Total Bank Notes (Cost $15,581,653)		15,581,653

Certificates of Deposit* (15.6%)
Banking (3.2%)
World Savings Bank, 3.87%, 12/15/05	1,000,000	999,935
World Savings Bank, 3.87%, 12/2/05	1,300,000	1,299,930

		2,299,865

Foreign Bank & Branches & Agencies (12.4%)
Credit Suisse Group, 3.78%, 11/10/05	3,000,000	3,000,288
HSBC Bank, 3.73%, 11/4/05	3,000,000	3,000,527
Unicredito Italiano NY Branch, 3.82%, 12/19/05	3,000,000	2,999,792

		9,000,607

Total Certificates of Deposit (Cost $11,300,472)		11,300,472

Commercial Paper** (29.8%)
Asset Backed (13.1%)
Galaxy Funding, Inc., 3.68%, 11/8/05 (a)	3,000,000	2,997,854
Golden Funding Corp., 3.90%, 11/7/05 (a)(b)	481,000	480,687
Jupiter Securities Corp., 3.71%, 11/14/05 (a)	3,000,000	2,995,981
Windmill Funding Corp., 3.76%, 11/3/05 (a)(b)	3,000,000	2,999,373

		9,473,895

Banking (8.3%)
Three Rivers, 3.80%, 11/1/05 (a)(b)	3,000,000	3,000,000
Fountain Square, 3.63%, 11/1/05 (a)	3,000,000	3,000,000

		6,000,000

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Schedule of Portfolio Investments, continued

October 31, 2005

	Principal Amount	Amortized Cost
Foreign Bank & Branches & Agencies (8.4%)
HBOS Treasury Services PLC, 3.74%, 11/18/05	2,000,000	1,996,468
ING (US) Funding, 3.70%, 11/28/05	1,000,000	997,225
UBS Finance, Inc., 3.75%, 11/21/05	2,100,000	2,095,625
UBS Finance, Inc., 4.17%, 1/26/06	1,000,000	990,038

		6,079,356

Total Commercial Paper (Cost $21,553,251)		21,553,251

Medium Term/Senior Notes* (10.4%)
Banking (6.2%)
Abbey National Treasury Services, 4.19%, 1/13/06 (a)	2,000,000	2,000,199
Bank One Corp., 3.90%, 11/14/05	2,500,000	2,502,412

		4,502,611

Financial Services (4.2%)
Morgan Stanley, 4.25%, 12/27/05	3,000,000	3,003,578

Total Medium Term/Senior Notes (Cost $7,506,189)		7,506,189

Total Investments (Cost $72,304,673) (c) - 100.0%		72,304,673
Liabilities in excess of other assets - 0.0%		(7,157)

NET ASSETS - 100.0%		$72,297,516

(a)	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(b)	Represents section 4(2) commercial paper, which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(c)	Cost for federal income tax and financial reporting purposes are the same.
*	Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2005. Maturity date reflects next rate change date.
**	Discount securities. The rate represents the effective yield on date of purchase.

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments, at amortized cost		$55,941,565
Repurchase agreements, at cost		16,363,108
Interest and dividends receivable		221,054
Receivable from advisor		1,552
Prepaid expenses		4,227

Total Assets		72,531,506

Liabilities:
Dividends payable	$201,133
Accrued expenses and other payables:
Investment advisory fees	725
Administration fees	1,182
Service organization fees	15,675
Transfer Agent fees	759
Custodian fees	1,254
Other payables	13,262

Total Liabilities		233,990

Net Assets consist of:
Capital (a)		$72,287,018
Undistributed net investment income		10,498

Net Assets		$72,297,516

Service Shares:
Net Assets		$72,297,516

Outstanding Units of Beneficial Interest (Shares)		72,246,197

Net asset value, offering and redemption price per share		$1.00

(a)	Amount for Money Market Fund represents $72,246 of $.001 par value and $ 72,214,772 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Statement of Operations

Year ended October 31, 2005

Investment Income:
Interest income		$1,993,137

Total Investment Income		1,993,137

Expenses:
Investment advisory fees	$168,198
Administration fees	134,559
12b-1 Distribution fees	168,198
Service organization fees	168,198
Accounting fees	32,622
Custodian fees	13,455
Transfer agent fees	3,153
Other fees	84,321

Total expenses before fee reductions		772,704
Expenses contractually reduced/reimbursed by the Investment Advisor		(140,103)
Expenses contractually reduced by the Distributor		(168,198)
Expenses contractually reduced by the Administrator		(67,278)

Net Expenses		397,125

Net Investment Income		1,596,012

Net realized gains from investment transactions		—

Change in Net Assets Resulting from Operations		$1,596,012

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$1,596,012	$451,673
Net realized gains from investment transactions	—	2,370

Change in net assets from operations	1,596,012	454,043

Distributions to Shareholders:
From net investment income	(1,596,586)	(461,797)

Change in net assets from shareholder distributions	(1,596,586)	(461,797)

Capital Share Transactions:
Proceeds from shares issued	104,244,521	101,139,821
Dividends reinvested	113	344
Cost of shares redeemed	(95,667,349)	(108,731,003)

Change in net assets from capital share transactions	8,577,285	(7,590,838)

Change in net assets	8,576,711	(7,598,592)
Net Assets:
Beginning of period	63,720,805	71,319,397

End of period*	$72,297,516	$63,720,805

Share Transactions**:
Issued	104,244,521	101,139,821
Reinvested	113	344
Redeemed	(95,667,349)	(108,731,003)

Change in Shares	8,577,285	(7,590,838)

*	Includes accumulated net investment income of $ 10,498 and $ 11,072 respectively.
**	All capital share transactions have been processed at a net asset value of $ 1.00 per share.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Money Market Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net Investment Income	0.024	0.007	0.008	0.015	0.045

Total from Investment Activities	0.024	0.007	0.008	0.015	0.045

Distributions
Net Investment Income	(0.024)	(0.007)	(0.008)	—	(0.045)

Total Distributions	(0.024)	(0.007)	(0.008)	0.000	(0.045)

Change in net asset value	—	—	—	—	—

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return (excludes sales charge)	2.39%	0.70%	0.79%	1.55%	4.63%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$72,298	$63,721	$71,319	$72,022	$73,298
Ratio of expenses to average net assets	0.59%	0.59%	0.56%	0.58%	0.59%
Ratio of net investment income to average net assets	2.37%	0.68%	0.78%	1.53%	4.65%
Ratio of expenses to average net assets*	1.15%	1.13%	1.14%	1.12%	1.12%

*	During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule	of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Asset Backed Securities (25.2%)
Asset Backed Securities Corp., Series 2001-HE2, Class A1, 4.23%*, 11/15/05	22,840	$22,977
Brazos Student Loan Finance Corp., Series 1997-A, Class A2, 4.13%*, 11/1/05	275,277	275,603
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2001-3, Class 2A1, 4.29%*, 11/25/05	9,182	9,189
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A3, 3.87%, 6/15/09	1,500,000	1,479,331
Chesapeake Funding LLC, Series 2003-2, Class A1, 4.09%*, 11/7/05	392,075	392,075
Countrywide Asset -Backed Certificates, Series 2003-BC1, Class A1, 4.44%*, 11/25/05 (a)	91,885	92,158
Countrywide Asset -Backed Certificates, Series 2003-SD3, Class A1, 4.46%*, 11/25/05	48,790	49,047
Countrywide Home Equity Loan Trust, Series 2001-A, Class A, 4.21%*, 11/15/05	125,758	125,859
Countrywide Home Equity Loan Trust, Series 2004-I, Class A, 4.26%*, 11/15/05	249,924	250,816
Countrywide Home Equity Loan Trust, Series 2002-G, Class A, 4.34%*, 11/15/05	400,586	402,754
Countrywide Home Equity Loan Trust, Series 2004-25, Class 1A3, 4.40%*, 11/25/05	393,536	394,257
CPS Auto Trust, Series 2005-C, Class A1, 4.52%, 3/15/10 (a)	488,303	488,608
Fifth Third Home Equity Loan Trust, Series 2003-1, Class A, 4.25%*, 11/20/05	398,309	398,823
First Horizon ABS Trust, Series 2004-HE1, Class A, 4.25%*, 11/25/05	140,147	140,300
First Horizon ABS Trust, Series 2004-HE3, Class A, 4.33%*, 11/25/05	288,709	289,740
Fleet Home Equity Loan Trust, Series 2003-1, Class A, 4.25%*, 11/20/05	200,245	200,574
GMAC Mortgage Corp. Loan Trust, Series 2001-HE3, Class A2, 4.32%*, 11/25/05	144,153	144,509

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Asset Backed Securities, continued
Golden Securities Corp., Series 2003-A, Class A1, 4.16%*, 11/1/05 (a)	190,000	190,000
Greenpoint Home Equity Loan Trust, Series 2004-1, Class A, 4.27%*, 11/25/05	221,818	222,330
Honda Auto Receivables Owner Trust, Series 2003-2, Class A4, 2.16%, 10/21/08	500,000	488,003
Honda Auto Receivables Owner Trust, Series 2005-2, Class A3, 3.93%, 1/15/09	1,500,000	1,482,841
Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 6/18/12	400,000	393,066
Household Home Equity Loan Trust, Series 2002-2, Class A, 4.30%*, 11/20/05	147,314	147,417
Mellon Bank Premium Finance Loan Master Trust, Series 2004-1, Class A, 4.03%*, 12/15/05	450,000	450,203
MSDWCC Heloc Trust, Series 2003-1, Class A, 4.31%*, 11/25/05	208,491	209,127
Navistar Financial Corp. Owner Trust, Series 2005-A, Class A3, 4.22%, 2/15/10	500,000	494,760
Nebhelp, Inc., 3.51%*, 11/8/05	900,000	900,000
Onyx Acceptance OwnerTrust, Series 2004-C, Class A4, 3.50%, 12/15/11	300,000	293,240
Option One Mortgage Loan Trust, Series 2003-1, Class A2, 4.46%*, 11/25/05	57,415	57,591
Residential Asset Mortgage Products, Inc., Series 2003-RP1, Class A, 4.54%*, 11/25/05 (a)	182,109	182,971
Residential Asset Mortgage Products, Inc., Series 2004-RP1, Class A2A, 4.34%*, 11/25/05 (a)	75,881	76,070
Residential Asset Securities Corp., Series 2000-KS4, Class AII, 4.50%*, 11/25/05	82,286	82,355
Residential Funding Mortgage Securities, Series 2003-HS3, Class A2B, 4.33%*, 11/25/05	210,645	211,149
USAA Auto Owner Trust, Series 2003-1, Class A4, 2.04%, 2/16/10	400,000	393,187
USAA Auto Owner Trust, Series 2005-2, Class A3, 4.00, 12/15/09	1,000,000	988,290

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Asset Backed Securities, continued
Wachovia Asset Securitization, Inc., Series 2002-HE2, Class A, 4.47%*, 11/25/05	1,675,737	1,684,680
Wachovia Asset Securitization, Inc., Series 2003-HE2, Class AII1, 4.30%*, 11/25/05	209,005	209,642

Total Asset Backed Securities (Cost $14,383,477)		14,313,542

Collateralized Mortgage Obligations (16.8%)
Bank of America Mortgage Securities, Series 2002-G, Class 2A1, 5.90%*, 11/1/05	9,081	9,140
Countrywide Home Loans, Series 2004-R1, Class 1AF, 4.44%*, 11/25/05 (a)	716,542	719,212
Countrywide Home Loans, Series 2005-11, Class 4A1, 4.31%*, 11/25/05	851,059	851,058
CS First Boston Mortgage Securities Corp., Series 2002-AR17, Class 2A1, 4.62%*, 11/1/05	50,715	50,391
CS First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1, 4.90%*, 11/1/05	71,950	71,150
Fannie Mae Grantor Trust, Series 2002-T5, Class A1, 4.16%*, 11/25/05	310,591	311,024
Fannie Mae Grantor Trust, Series 2002-T13, Class A1, 4.14%*, 11/25/05	267,766	267,923
Fannie Mae Whole Loan, Series 2001-W1, Class AV1, 4.28%, 11/25/05	98,991	99,058
Fannie Mae Grantor Trust, Series 2003-T4, Class 1A, 4.15%*, 11/26/05	70,830	70,892
Freddie Mac, Series 1694, Class A, 6.50%, 9/15/23	239,655	242,594
Freddie Mac Structured Pass Through Securities, Series T-31, Class A7, 4.16%*, 11/25/05	511,841	512,185
Freddie Mac Structured Pass Through Securities, Series T-32, Class A1, 4.17%*, 11/25/05	128,474	129,143
Freddie Mac Structured Pass Through Securities, Series T-54, Class 4A, 4.89%*, 11/1/05	227,715	238,415
Freddie Mac Structured Pass Through Securities, Series T-57, Class 1A2, 7.00%, 7/25/43	1,091,807	1,142,985

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Collateralized Mortgage Obligations, continued
GSMPS Mortgage Loan Trust, 4.39%*, 11/25/05 (a)	572,259	572,546
GSMPS Mortgage Loan Trust, Series 2004-4, Class 1AF, 4.44%*, 11/25/05	742,295	745,097
Master Specialized Loan Trust, Series 2004-1, Class A1, 4.44%*, 11/25/05 (a)	245,374	244,761
Merrill Lynch Mortgage Investors, Inc., Series 2003-A2, Class 2A2, 4.21%*, 11/1/05	132,259	131,889
MLCC Mortgage Investors, Inc., Series 1999-A, Class A, 4.35%*, 11/15/05	279,696	280,999
MLCC Mortgage Investors, Inc., Series 1995-B, Class A, 4.37%*, 11/15/05	504,552	504,805
MLCC Mortgage Investors, Inc., Series 2003-B, Class A1, 4.38%*, 11/25/05	299,803	301,629
Nationslink Funding Corp., Series 1999-SL, Class A4, 6.65%, 11/10/30	243,649	245,123
Sequoia Mortgage Trust, Series 7, Class A, 4.34%*, 11/20/05	261,954	262,265
Sequoia Mortgage Trust, Series 9, Class 1A, 4.35%*, 11/20/05	341,853	342,521
Sequoia Mortgage Trust, Series 10, Class 1A, 4.40%*, 11/20/05	280,691	281,014
Structured Asset Securities Corp., Series 2003-9A, Class 2A1, 3.83%*, 11/1/05	113,436	110,670
Structured Asset Securities Corp., Series 2004-S3, Class A, 4.29%, 10/25/34	215,212	215,484
Washington Mutual, Series 2005-AR1, Class A1A, 4.36%*, 11/25/05	587,533	587,450

Total Collateralized Mortgage Obligations (Cost $9,550,536)		9,541,423

Corporate Bonds (14.9%)
Aerospace/Defense (0.4%)
British Aerospace Financial, 7.00%, 7/1/07 (a)	200,000	205,549

Banking (4.5%)
American Express Centurion, 4.09%*, 12/19/05	300,000	300,533
Associated Bank NA, 3.81%*, 11/1/05	250,000	250,291
Bank of New York, 4.23%*, 1/17/06	250,000	249,069
Bank One Corp., 6.88%, 8/1/06	150,000	152,295
First American Corp., 7.25%, 5/1/06	300,000	303,983
Marshall & Ilsley, 4.08%*, 1/3/06	450,000	448,814

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Corporate Bonds, continued
National City Bank, 3.94%*, 11/7/05	200,000	200,177
Sovereign Bancorp, 4.17%*, 11/25/05 (a)	300,000	300,587
State Street Capital Trust II, 4.29%*, 11/15/05	150,000	150,077
US Trust Co. New York, 4.12%*, 11/14/05	200,000	200,313

		2,556,139

Brokerage Services (1.1%)
Bear Stearns Co., 4.20%*, 11/15/05	200,000	200,434
Merrill Lynch & Co., 4.22%*, 11/22/05	225,000	225,470
Morgan Stanley Dean Witter, 6.10%, 4/15/06	200,000	201,313

		627,217

Chemicals (0.4%)
Cabot Corp., 6.56%, 12/12/05	200,000	200,479

Commercial Services (0.7%)
Aramark Services Inc., 7.10%, 12/1/06	200,000	203,489
Cendant Corp., 6.88%, 8/15/06	200,000	202,628

		406,117

Electric Utility (0.7%)
Dominion Resources, Inc., 4.30%*, 12/28/05	200,000	200,120
Duke Energy Corp., 4.24%*, 12/8/05	200,000	199,977

		400,097

Energy Equipment & Services (0.7%)
Columbia Energy Group, 6.80%, 11/28/05	175,000	175,292
Union Oil Co., 9.18%, 2/15/06	232,000	234,277

		409,569

Financial Services (1.1%)
General Electric Capital Corp., 4.16%, 1/5/06	145,000	145,191
Massmutual Global Funding II, 4.04%*, 12/13/05 (a)	190,000	189,970
Monumental Global Funding, 6.05%, 1/19/06 (a)	300,000	301,002

		636,163

Food Products (0.4%)
General Mills, Inc., 6.45%, 10/15/06	200,000	202,402

Industrial Goods & Services (0.4%)
Masco Corp., 4.05%*, 12/9/05 (a)	200,000	200,524

Insurance (1.9%)
Hartford Life Global Fund, 4.04%*, 12/15/05	200,000	200,513

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Corporate Bonds, continued
John Hancock Global Funding II, 4.22%*, 1/3/06 (a)	250,000	250,690
Nationwide Life Global Funding, 3.88%*, 11/15/05 (a)	150,000	150,256
Unitrin, Inc., 5.75%, 7/1/07	200,000	201,727
URC Holdings Corp., 7.88%, 6/30/06 (a)	275,000	279,236

		1,082,422

Lodging (0.4%)
Marriott International, 6.88%, 11/15/05	250,000	250,206

Paper Products (1.0%)
Avery Dennison Corp., 3.99%*, 11/10/05	135,000	135,146
International Paper Co., 6.50%, 11/15/07	125,000	128,270
Tenneco Packaging, 7.20%, 12/15/05	225,000	225,647
Weyerhauser Co., 6.13%, 3/15/07	88,000	89,396

		578,459

Publishing - Newspapers (0.4%)
Pearson, Inc., 7.38%, 9/15/06 (a)	200,000	204,227

Real Estate Investment Trust (0.4%)
Duke Realty Corp., 4.18%*, 12/22/05	250,000	250,277

Retail - Food (0.4%)
Safeway, Inc., 4.16%*, 11/1/05	250,000	250,000

Total Corporate Bonds (Cost $8,481,105)		8,459,847

Medium Term/Senior Notes (3.7%)
Automotive (0.6%)
American Honda Finance, 4.23%*, 1/13/06 (a)	175,000	175,318
American Honda Finance, 4.29%*, 1/11/06 (a)	150,000	150,229
Ford Motor Credit Co., 4.83%*, 12/28/05	35,000	33,518

		359,065

Banking (2.0%)
Citigroup Global, 3.94%*, 12/12/05	300,000	300,455
JP Morgan Chase & Co., 3.96%*, 12/12/05	300,000	300,533
Keycorp, 4.39%*, 1/23/06	250,000	250,700
Washington Mutual Bank, 4.55%*, 1/25/05	260,000	260,755

		1,112,443

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Medium Term/Senior Notes, continued

Brokerage Services (0.5%)
Goldman Sachs Group, Inc., 4.26%*, 1/9/06	300,000	300,488

Insurance (0.6%)
American General Finance, 4.18%*, 1/5/06	325,000	325,259

Total Medium Term/Senior Notes (Cost $2,095,379)		2,097,255

Taxable Municipal Bonds (11.5%)
Arizona (0.5%)
Phoenix, Series A, GO, 4.00%, 7/1/06	200,000	199,308
State, Educational Loan Marketing Corp., Series A-1, 3.94%*, 11/10/05	100,000	100,000

		299,308

Colorado (0.9%)
State, Student Obligation, 3.90%*, 11/2/05	500,000	500,000

Connecticut (0.3%)
Hamden, Series B, GO, 4.60%, 7/15/06	190,000	189,681

Illinois (0.4%)
Cook County, School District #68, 5.20%, 12/1/06	250,000	251,518

Massachusetts (0.4%)
State, Series D, 4.43%, 1/1/07	250,000	249,298

Michigan (1.4%)
Muskegon County, GO, 4.00%, 6/1/06	250,000	249,145
Oakland County, 3.90%, 4/1/06	300,000	299,328
State, GO, 3.99%, 11/1/07	250,000	246,795

		795,268

Minnesota (0.4%)
State, Colleges and Universities, Series B, 5.00%, 10/1/06	200,000	200,534

Mississippi (0.4%)
Jackson County, 3.94%, 6/1/06	200,000	199,168

Missouri (1.8%)
Higher Education Loan Authority, Series N, 3.90%*, 11/2/05	400,000	400,000
State, Series E, 3.94%*, 11/16/05	600,000	600,000

		1,000,000

New York (0.5%)
New York, Series L, 4.00%, 12/1/06	300,000	298,062

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Taxable Municipal Bonds, continued

Oregon (0.4%)
State, Series D, 4.00%, 4/1/06	200,000	199,550

Pennsylvania (1.3%)
Harrisburg, Redevelopment Authority, 3.74%, 11/15/30	150,000	148,383
Higher Education Assistance Agency, 3.99%*, 11/16/05	600,000	600,000

		748,383

South Carolina (0.5%)
Newberry County, Series B, 4.45%, 3/1/06	265,000	264,926

Texas (2.1%)
Brazos, Series A11, 3.80%*, 11/10/05	600,000	600,000
Panhandle-Plains, Series A-3, 3.90%*, 11/16/05	600,000	599,999

		1,199,999

Virginia (0.2%)
Manassas, Virgina, 5.50%, 7/1/06 (b)	125,000	125,701

Total Taxable Municipal Bonds (Cost $6,536,730)		6,521,396

U.S. Government Agency Pass-Through Securities (9.9%)
Fannie Mae (9.4%)
3.64%, 7/1/07, Pool # 385793	953,566	939,588
4.27%*, 11/1/05, Pool # 557072	34,303	34,705
4.17%*, 11/1/05, Pool # 784365	154,642	156,259
4.42%*, 11/1/05, Pool # 789463	459,655	452,812
4.50%, 4/1/13, Pool # 254717	1,224,535	1,195,720
4.88%*, 11/1/05, Pool # 810896	822,785	817,062
5.07%*, 11/1/05, Pool # 834933	985,790	982,560
5.50%, 1/1/10, Pool # 687086	581,014	586,585
5.59%*, 11/1/05, Pool # 365421	100,041	100,688
6.50%, 12/1/15, Pool # 545927	69,528	71,866
8.50%, 8/1/30, Pool # 542611	17,393	18,892

		5,356,737

Freddie Mac (0.0%)
4.79%*, 11/1/05, Pool # 846367	21,626	22,223

Small Business Administration (0.5%)
7.23%*, 11/1/05, Pool # 503664	22,915	23,834
7.38%*, 11/1/05, Pool # 503653	23,158	23,827
7.35%, 8/10/06	113,587	115,837
7.98%*, 11/1/05, Pool # 502966	23,284	24,700
7.88%, 5/1/10	112,285	116,730

		304,928

Total U.S. Government Agency Pass-Through Securities (Cost $5,771,881)		5,683,888

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
U.S. Treasury Obligations (12.8%)

U.S. Treasury Notes (12.8%)
3.25%, 8/15/08	2,895,000	2,807,698
3.50%, 5/31/07	600,000	592,149
3.63%, 7/15/09	4,000,000	3,889,688

Total U.S. Treasury Obligations (Cost $7,522,791)		7,289,535

Investment Companies (4.9%)

American Beacon U.S. Government	2,715,616	2,715,616
Money Market Fund (c)
Federated Treasury Obligations Fund	59,012	59,012

Total Investment Companies (Cost $2,774,628)		2,774,628

Total Investments (Cost $57,116,527) (d) - 99.7%		56,681,514
Liabilities in excess of other assets - 0.3%		180,198

NET ASSETS - 100.0%		$56,861,712

*	Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2005. The maturity date is the next rate change date.
(a)	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(b)	When-Issued Security.
(c)	Affiliate.
(d)	Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation	$63,342
Unrealized depreciation	(498,355)

Net unrealized depreciation	$(435,013)

GO-	General Obligation

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Statement of Assets and Liabilities

		October 31, 2005
Assets:
Investments, at value (cost $54,400,911)		$53,965,898
Investment in affiliate, at value (cost $2,715,616)		2,715,616

Total Investments		56,681,514

Interest and dividends receivable		292,946
Receivable for capital shares issued		143,289
Receivable from Advisor		6,329
Prepaid expenses		3,145

Total Assets		57,127,223

Liabilities:
Dividends payable	$103,100
Payable for investments purchased	125,890
Accrued expenses and other payables:
Investment advisory fees	9,205
Administration fees	931
Service organization fees	12,112
Transfer Agent fees	982
Custodian fees	969
Other payables	12,322

Total Liabilities		265,511

Net Assets consist of:
Capital (a)		$57,462,365
Undistributed net investment income		6,018
Accumulated net realized losses from investment transactions		(171,658)
Unrealized depreciation from investments		(435,013)

Net Assets		$56,861,712

Service Shares:
Net Assets		$56,861,712

Outstanding Units of Beneficial Interest (Shares)		5,704,108

Net asset value, redemption price per share		$9.97

Maximum Sales Charge - Service Shares		3.75%

Maximum Offering Price (100%/(100%- Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share - Service Shares		$10.36

(a)	Amount for UltraShort Bond Fund represents $5,704 of $.001 par value and $57,456,661 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Statement of Operations

	Year ended October 31, 2005
Investment Income:
Interest income		$1,915,895
Dividend income		5,121
Dividend income from affiliate		58,830

Total Investment Income		1,979,846

Expenses:
Investment advisory fees	$236,608
Administration fees	118,305
12b-1 fees	147,880
Service organization fees	147,880
Accounting fees	54,307
Custodian fees	11,829
Transfer agent fees	4,156
Other fees	71,779

Total expenses before fee reductions		792,744
Expenses contractually reduced by the Investment Advisor		(201,077)
Expenses contractually reduced by the Distributor		(147,880)
Expenses contractually reduced by the Administrator		(59,151)

Net Expenses		384,636

Net Investment Income		1,595,210

Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions		(93,927)
Change in unrealized appreciation/depreciation from investments		(489,797)

Net realized/unrealized losses from investments		(583,724)

Change in Net Assets Resulting from Operations		$1,011,486

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$1,595,210	$1,022,609
Net realized losses from investment transactions	(93,927)	162,470
Change in unrealized appreciation/depreciation from investments	(489,797)	(429,979)

Change in net assets from operations	1,011,486	755,100

Distributions to Shareholders:
From net investment income	(1,679,978)	(1,100,075)
From net realized gains from investment transactions	(62,639)	(115,809)

Change in net assets from shareholder distributions	(1,742,617)	(1,215,884)

Capital Share Transactions:
Proceeds from shares issued	9,333,774	12,340,227
Dividends reinvested	707,547	470,521
Cost of shares redeemed	(10,573,503)	(15,617,070)
Change in net assets from capital share transactions	(532,182)	(2,806,322)

Change in net assets	(1,263,313)	(3,267,106)

Net Assets:
Beginning of period	58,125,025	61,392,131

End of period*	$56,861,712	$58,125,025

Share Transactions:
Issued	930,130	1,217,638
Reinvested	70,569	46,457
Redeemed	(1,055,377)	(1,542,671)

Change in Shares	(54,678)	(278,576)

*	Includes accumulated (dividends in excess of) net investment income of $6,018 and $13,054, respectively.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

UltraShort Bond Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001
Net Asset Value, Beginning of Period	$10.09	$10.17	$10.17	$10.40	$9.96

Investment Activities
Net Investment Income	0.26	0.17	0.22	0.38	0.53
Net realized and unrealized gains (losses) from investments	(0.08)	(0.05)	0.02	(0.18)	0.44

Total from Investment Activities	0.18	0.12	0.24	0.20	0.97

Distributions
Net Investment Income	(0.29)	(0.18)	(0.24)	(0.38)	(0.53)
Net realized gains from investment transactions	(0.01)	(0.02)	—	(0.05)	—

Total Distributions	(0.30)	(0.20)	(0.24)	(0.43)	(0.53)

Change in net asset value	(0.12)	(0.08)	—	(0.23)	0.44

Net Asset Value, End of Period	$9.97	$10.09	$10.17	$10.17	$10.40

Total Return (excludes sales charge)	1.76%	1.23%	2.41%	2.02%	10.02%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$56,862	$58,125	$61,392	$48,579	$47,624
Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.70%	1.69%	2.13%	3.71%	5.26%
Ratio of expenses to average net assets*	1.34%	1.33%	1.33%	1.33%	1.28%
Portfolio turnover rate	63.43%	68.14%	72.06%	66.57%	65.87%

*	During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	Distribution per share was less than $0.005.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Asset Backed Securities (9.4%)
Green Tree Financial Corp., Series 1997-7, Class A8, 6.86%, 7/15/29	225,701	$231,852
Harley-Davidson Motorcycle Trust, 2005-3A2, 4.41%, 6/15/12	500,000	495,737
Honda Auto Receivables Owner Trust, Series 2003-2, Class A4, 2.16%, 10/21/08	400,000	390,403
Household Automotive Trust, 4.80%, 10/17/10	400,000	399,917
Hyundai Auto Receivables Trust, Series 05-A, Class A3, 3.98%, 11/16/09	360,000	355,059
MSDWCC Heloc Trust, Series 2003-1, Class A, 4.31%*, 11/25/05	208,491	209,127
Nissan Auto Receivables Owner Trust, Series 05-B, Class A3, 3.99%, 7/15/09	500,000	494,435
Onyx Acceptance OwnerTrust, Series 2004-C, Class A4, 3.50%, 12/15/11	275,000	268,803
Residential Asset Mortgage Products, Inc., Series 2003-RP1, Class A, 4.54%*, 11/25/05 (a)	75,879	76,238
Residential Asset Mortgage Products, Inc., Series 2004-RP1, Class A2A, 4.34%*, 11/25/05 (a)	75,881	76,070
Triad Auto Receivables Owner Trust, Series 2005-B, Class A3, 4.28%, 6/14/10	300,000	297,175
U.S. Education Loan Trust, Series 2004-3A, Class A3, 4.12%*, 11/1/05 (a)	500,000	503,672
Volkswagen Auto Lease Trust, Series 2005-A, Class A3, 3.82%, 5/20/08	400,000	396,082
Wachovia Asset Securitization, Inc., Series 2003-HE2, Class AII1, 4.30%*, 11/25/05	209,005	209,642
WFS Financial Owner Trust, Series 2005-3, Class A4, 4.38%, 5/17/13	300,000	295,844

Total Asset Backed Securities (Cost $4,726,104)		4,700,056

Collateralized Mortgage Obligations (18.5%)
Countrywide Home Loans, Series 2004-R1, Class 1AF, 4.44%*, 11/25/05 (a)	537,406	539,409
Crown Castle Towers LLC, Series 2005-1A, Class AFX, 4.64%, 6/15/35 (a)	140,000	135,825
CS First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 5.01%*, 11/1/05	212,377	210,753
Fannie Mae Grantor Trust, Series 2004-T3, Class 1A1, 6.00%, 2/25/44	744,451	753,512
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44	319,474	336,540
Fannie Mae, Series 2002-16, Class XU, 5.50%, 4/25/17	3,100,000	3,131,093

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Collaterlized Mortgage Obligations, continued
Fannie Mae, Series 2002-49, Class KG, 5.50%, 8/25/17	500,000	504,877
Fannie Mae, Series 2003-92, Class HP, 4.50%, 9/25/18	650,755	636,679
Freddie Mac Structured Pass Through Securities, Series T-58, Class 2A, 6.50%, 9/25/43	465,610	476,156
Merrill Lynch Mortgage Investors, Inc., Series 2003-D, Class A, 7.12%, 6/18/29	198,880	201,173
MLCC Mortgage Investors, Inc., Series 2003-B, Class A1, 4.38%*, 11/25/05	249,836	251,358
MLCC Mortgage Investors, Inc., Series 2003-D, Class A, 4.35%*, 11/25/05	303,968	304,600
Nationslink Funding Corp., Series 1999-SL, Class A4, 6.65%, 11/10/30	243,649	245,123
Sequoia Mortgage Trust, Series 10, Class 1A, 4.40%*, 11/20/05	280,691	281,014
Small Business Administration, Series 2003-P10A, Class 1, 4.52%, 2/10/13	405,199	395,702
Structured Asset Securities Corp., Series 2004-S3, Class A, 4.29%*, 11/25/05	136,301	136,473
Washington Mutual, Series 2003-AR1, Class A6, 4.50%*, 11/1/05	747,527	739,096

Total Collateralized Mortgage Obligations (Cost $9,261,318)		9,279,383

Corporate Bonds (33.4%)
Aerospace/Defense (0.4%)
British Aerospace Financial, 7.00%, 7/1/07 (a)	200,000	205,549

Automotive (1.0%)
DaimlerChrysler, 4.05%, 6/4/08	140,000	136,001
Ford Motor Credit Co., 7.38%, 10/28/09	230,000	219,645
General Motors Acceptance Corp., 7.75%, 1/19/10	130,000	130,924

		486,570

Banking (7.3%)
AmSouth Bancorp, 6.13%, 3/1/09	100,000	103,531
Associated Banc Corp., 6.75%, 8/15/11	200,000	216,491
Bank of America Corp., 7.40%, 1/15/11	300,000	331,536
Bank One Corp., 10.00%, 8/15/10	230,000	275,382
BB&T Corp., 7.25%, 6/15/07	125,000	129,636
Citigroup, Inc., 6.50%, 1/18/11	115,000	122,700
City National Bank, 6.75%, 9/1/11	250,000	271,331
First Tennessee Bank, 5.05%, 1/15/15	200,000	196,102
First Union National Bank, 7.80%, 8/18/10	300,000	336,875
Firstar Bank N.A., 7.13%, 12/1/09	150,000	162,423
Manufacturers & Traders Trust Co., 8.00%, 10/1/10	150,000	170,355

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Corporate Bonds, continued
Marshall & Ilsley Bank, 6.38%, 9/1/11	200,000	212,455
National City Bank, 6.20%, 12/15/11	150,000	159,173
National City Bank of Kentucky, 6.30%, 2/15/11	75,000	79,180
National Commerce Capital, 5.03%*, 11/3/05	150,000	148,995
PNC Funding Corp., 6.13%, 2/15/09	150,000	155,234
Roslyn Bancorp, Inc., 7.50%, 12/1/08	175,000	186,047
Sovereign Bank, 4.00%, 2/1/08	250,000	245,779
U.S. Bank N.A. Minnesota, 6.38%, 8/1/11	150,000	159,964

		3,663,189

Brokerage Services (1.5%)
Goldman Sachs Group, Inc., 6.88%, 1/15/11	225,000	242,001
Merrill Lynch & Co., 4.77%*, 11/22/05	225,000	225,469
Morgan Stanley Dean Witter, 6.75%, 4/15/11	250,000	268,367

		735,837

Chemicals (0.3%)
Praxair, Inc., 6.50%, 3/1/08	125,000	128,900

Commercial Services (0.3%)
Aramark Services, Inc., 6.38%, 2/15/08	150,000	153,953

Construction machinery (0.3%)
Masco Corporation, 5.88%, 7/15/12	175,000	180,536

Defense (0.5%)
Honeywell International, 6.13%, 11/1/11	250,000	263,421

Diversified (0.6%)
General Electric Co., 5.00%, 2/1/13	170,000	168,822
Ingersoll-Rand Co., 4.75%, 5/15/15	125,000	121,040

		289,862

Electric Utility (0.8%)
Duke Energy Field Services Corp., 7.88%, 8/16/10	145,000	160,443
Puget Sound Energy, Inc., 7.96%, 2/22/10	200,000	221,279

		381,722

Electronics: Technology (0.3%)
Fiserv, Inc., 4.00%, 4/15/08	140,000	135,890

Energy Equipment & Services (1.5%)
Columbia Energy Group, 6.80%, 11/28/05	200,000	200,334
Marathon Oil Corp., 6.13%, 3/15/12	165,000	174,065
Sunoco, Inc., 7.75%, 9/1/09	200,000	215,857
Union Oil Co. of California, 9.40%, 2/15/11	150,000	179,162

		769,418

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Corporate Bonds, continued
Financial Services (2.3%)
AIG Sun America Global Finance, 5.85%, 8/1/08 (a)	180,000	184,232
Fort Eustis, 4.98%, 12/15/20	200,000	190,788
Fort Sam Houston Military Housing, 5.18%, 3/15/20 (a)	175,000	172,324
Monumental Global Funding, 6.05%, 1/19/06 (a)	200,000	200,667
Pacific Pilot Funding Ltd., 4.92%*, 11/20/05 (a)	149,113	148,770
Pearson Dollar Financial, 5.70%, 6/1/14 (a)	115,000	116,928
Preferred Term Secs IV, 4.89%*, 12/23/05 (a)	150,000	151,313

		1,165,022

Food Products (2.2%)
Cargill, Inc., 6.38%, 6/1/12 (a)	175,000	186,097
Conagra, Inc., 7.88%, 9/15/10	175,000	193,737
General Mills, Inc., 6.45%, 10/15/06	150,000	151,801
IBP, Inc., 6.13%, 2/1/06	185,000	185,542
Kellogg Co., 6.60%, 4/1/11	210,000	225,215
Kraft Foods, Inc., 6.25%, 6/1/12	150,000	157,883

		1,100,275

Household Products (0.6%)
Rubbermaid, Inc., 6.60%, 11/15/06	125,000	127,293
Unilever NV, 6.15%, 1/15/06	150,000	150,402

		277,695

Instruments - Controls (0.2%)
Thermo Electron Corp., 5.00%, 6/1/15 (a)	125,000	120,524

Insurance (4.7%)
Allstate Financial Global Funding, 6.50%, 6/14/11, GIC (a)	300,000	319,297
Berkley Corp., 5.13%, 9/30/10	150,000	148,364
Blue Cross Blue Shield, 8.25%, 11/15/11 (a)	150,000	171,361
John Hancock Global Funding II, 7.90%, 7/2/10 (a)	200,000	224,886
Metlife, Inc., 5.38%, 12/15/12	80,000	80,488
New York Life Global Funding, 5.38%, 9/15/13 (a)	240,000	243,830
Principal Life Global, 6.25%, 2/15/12 (a)	150,000	159,047
Protective Life U.S. Funding, 5.88%, 8/15/06 (a)	150,000	151,181
Prudential Insurance, 7.65%, 7/1/07 (a)	250,000	260,962
Reliastar Financial Corp., 8.00%, 10/30/06	300,000	308,012
Safeco Corp., 4.88%, 2/1/10	150,000	148,418
Unitrin, Inc., 5.75%, 7/1/07	150,000	151,295

		2,367,141

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Corporate Bonds, continued
Lodging (0.3%)
Marriott International, 6.88%, 11/15/05	125,000	125,103

Metals & Mining (0.7%)
Alcan, Inc., 6.25%, 11/1/08	170,000	176,101
Alcoa Inc., 6.00%, 1/15/12	165,000	172,160

		348,261

Multimedia (2.0%)
Cox Communications, Inc., 7.88%, 8/15/09	110,000	119,484
Nielsen Media, 7.60%, 6/15/09	150,000	159,560
Pearson PLC, 7.00%, 6/15/11 (a)	50,000	53,978
Thomson Corp., 6.20%, 1/5/12	175,000	184,558
Time Warner, Inc., 8.11%, 8/15/06	250,000	256,022
Viacom, Inc., 7.70%, 7/30/10	200,000	218,078

		991,680

Paper Products (0.6%)
Bemis Company Inc., 4.88%, 4/1/12 (a)	175,000	170,091
International Paper Co., 6.75%, 9/1/11	125,000	131,618

		301,709

Pharmaceuticals (1.3%)
American Home Products, 6.95%, 3/15/11	135,000	145,669
Bristol-Myers Squibb Co., 5.75%, 10/1/11	160,000	165,723
Hospira, Inc., 4.95%, 6/15/09	165,000	163,780
Schering-Plough Corp., 5.30%, 12/1/13	185,000	187,586

		662,758

Real Estate Investment Trust (1.3%)
Duke Realty Corp., 4.18%*, 11/22/05	225,000	225,249
JDN Realty Corp., 6.95%, 8/1/07	150,000	153,527
Prologis, 5.25%, 11/15/10 (a)	85,000	84,758
Shurgard Storage, 7.75%, 2/22/11	160,000	174,902

		638,436

Restaurants (0.3%)
McDonald’s Corp., 8.88%, 4/1/11	125,000	146,987

Retail - Food (0.7%)
Kroger Co., 7.25%, 6/1/09	170,000	179,674
Safeway, Inc., 4.16%*, 11/1/05	150,000	150,000

		329,674

Retail - Major Department Store (0.4%)
May Department Stores, 7.90%, 10/15/07	180,000	188,424

Schools (0.5%)
Harvard University, 8.13%, 4/15/07	250,000	261,803

Telephone (0.3%)
Sprint Capital Corp., 6.00%, 1/15/07	140,000	141,825

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Corporate Bonds, continued
Transportation Services (0.3%)
Fedex Corp., 7.52%, 1/15/18	126,103	134,210

Total Corporate Bonds (Cost $16,672,800)		16,696,374

Medium Term/Senior Notes (0.5%)
Schools (0.5%)
Stanford University, 6.16%, 4/30/11	225,000	237,789

Total Medium Term/Senior Notes (Cost $225,000)		237,789

Taxable Municipal Bonds (6.9%)
Arkansas (0.9%)
State, Water-Waste Disposal, Series A, GO, 6.00%, 7/1/08, OID	435,000	448,601

Illinois (1.2%)
Chicago, Series C, 4.69%, 1/1/11	175,000	173,587
Chicago, Series D, GO, 4.72%, 1/1/12	200,000	197,201
Loyola University, Series C, 4.80%, 7/1/13	150,000	143,873
State, Pension, GO, 3.55%, 6/1/11	170,000	158,831

		673,492

Indiana (0.5%)
State, Series A, 3.69%, 1/15/08	275,000	268,934

Iowa (0.6%)
Davenport, Series A, GO, 4.60%, 6/1/12, OID	160,000	156,573
Des Moines, Hotel & Motel, GO, 5.85%, 12/1/11, OID	115,000	120,596

		277,169

Maine (0.6%)
State, GO, 3.25%, 6/15/10	300,000	280,017

Michigan (0.2%)
State, GO, 3.99%, 11/1/07	125,000	123,398

Minnesota (0.4%)
Kandiyohi County, Series A, 5.00%, 6/15/15	180,000	177,746

Mississippi (0.4%)
Jackson County, 5.00%, 6/1/13	190,000	187,730

New York (0.3%)
New York, Series J, 2.60%, 6/1/07	150,000	144,983

Oregon (0.5%)
State, Alternative Energy Project, Series F, GO, 5.25%, 10/1/09, OID	225,000	226,737

Pennsylvania (0.4%)
Bethlehem, Series B, GO, 4.85%, 11/1/13	190,000	187,144

Tennessee (0.4%)
State, Series B, GO, 6.00%, 2/1/09	175,000	181,192

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Taxable Municipal Bonds, continued
Texas (0.3%)
State, Water Financial Assistance, GO, 3.50%, 8/1/11	175,000	161,921

Wisconsin (0.2%)
State, Series A, GO, 4.80%, 5/1/13	125,000	123,260

Total Taxable Municipal Bonds (Cost $3,517,474)		3,462,324

U.S. Government Agency Pass-Through Securities (15.1%)
Fannie Mae (12.8%)
4.17%, 2/1/09, Pool # 386844	472,471	461,321
4.20%, 6/1/33, Pool # 708318	454,081	451,523
4.27%, 3/1/34, Pool # 776486	309,750	305,035
4.52%, 9/1/10, Pool # 385983	483,575	475,535
4.61%, 7/1/12, Pool # 387461	1,250,000	1,232,873
4.67%, 1/1/10, Pool # 385732	466,117	454,832
4.73%, 12/1/12, Pool # 385682	466,476	457,517
4.89%*, 1/1/35, Pool # 810896	1,645,570	1,634,123
5.01%, 4/1/11, Pool # 387392	746,394	735,000
5.59%*, 11/1/21, Pool # 365421	207,026	208,364

		6,416,123

Freddie Mac (2.3%)
4.50%, 11/1/18, Pool # B10834	1,147,291	1,112,010
5.28%*, 4/1/29, Pool # 846367	21,626	22,223

		1,134,233

Total U.S. Government Agency Pass-Through Securities (Cost $7,789,594)		7,550,356

U.S. Treasury Obligations (13.0%)
U.S. Treasury Bonds (7.4%)
7.25%, 5/15/16	3,070,000	3,726,695

U.S. Treasury Notes (5.6%)
3.88%, 9/15/10	295,000	287,372
4.00%, 2/15/15	300,000	286,957
4.13%, 5/15/15	850,000	820,515
4.38%, 8/15/12	335,000	332,344
Treasury Inflation Index, 1.88%, 7/15/15	454,298	449,902
Treasury Inflation Index, 2.00%, 7/15/14	572,968	574,741

		2,751,831

Total U.S. Treasury Obligations (Cost $6,640,728)		6,478,526

Investment Companies (3.1%)
American Beacon U.S. Government Money Market Fund (b)	1,552,823	1,552,823

Total Investment Companies (Cost $1,552,823)		1,552,823

Total Investments (Cost $50,385,841) (c) - 99.9%		49,957,631
Liabilities in excess of other assets - 0.1%		51,037

NET ASSETS - 100.0%		$50,008,667

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Schedule of Portfolio Investments

October 31, 2005

*	Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2005. The maturity date is the next rate change date.
(a)	Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the board of trustees.
(b)	Affiliate.
(c)	Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation	$427,324
Unrealized depreciation	(855,534)

Net unrealized depreciation	$(428,210)

GIC-     Guaranteed Investment Contract

GO -     General Obligation

NV -     Naamloze Vennootschap (Dutch Corp.)

OID-     Original Issue Discount

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments, at value (cost $48,833,018)		$48,404,808
Investments in affiliate, at value (cost $1,552,823)		1,552,823

Total Investments		49,957,631

Interest and dividends receivable		504,422
Receivable for capital shares issued		158,488
Receivable from Advisor		6,899
Prepaid expenses		3,254

Total Assets		50,630,694

Liabilities:
Dividends payable	$101,102
Payable for investments purchased	484,610
Accrued expenses and other payables:
Investment advisory fees	12,436
Administration fees	819
Service organization fees	10,721
Transfer Agent fees	947
Custodian fees	858
Other payables	10,534

Total Liabilities		622,027

Net Assets consist of:
Capital (a)		$50,378,526
Undistributed net investment income		52,125
Accumulated net realized gains from investment transactions		6,226
Unrealized depreciation from investments		(428,210)

Net Assets		$50,008,667

Service Shares:
Net Assets		$50,008,667

Outstanding Units of Beneficial Interest (Shares)		4,919,286

Net asset value, redemption price per share		$10.17

Maximum Sales Charge - Service Shares		3.75%

Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share - Service Shares		$10.57

(a)	Amount for Intermediate Bond Fund represents $4,919 of $.001 par value and $50,373,607 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Statement of Operations

Year ended October 31, 2005

Investment Income:
Interest income		$2,480,301
Dividend income from affiliate		18,308
Dividend income		1,044

Total Investment Income		2,499,653

Expenses:
Investment advisory fees	$218,862
Administration fees	109,432
12b-1 fees	136,789
Service organization fees	136,789
Accounting fees	52,591
Custodian fees	10,942
Transfer agent fees	4,724
Other fees	66,979

Total expenses before fee reductions		737,108
Expenses contractually reduced/reimbursed by the Investment Advisor		(129,574)
Expenses contractually reduced by the Distributor		(136,789)
Expenses contractually reduced by the Administrator		(54,715)

Net Expenses		416,030

Net Investment Income		2,083,623

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		87,256
Change in unrealized appreciation/depreciation from investments		(1,925,741)

Net realized/unrealized losses from investments		(1,838,485)

Change in Net Assets Resulting from Operations		$245,138

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$2,083,623	$1,859,682
Net realized gains from investment transactions	87,256	335,110
Change in unrealized appreciation/depreciation from investments	(1,925,741)	(311,638)

Change in net assets from operations	245,138	1,883,154

Distributions to Shareholders:
From net investment income	(2,157,977)	(1,894,478)
From net realized gain on investment	(254,411)	(535,691)

Change in net assets from shareholder distributions	(2,412,388)	(2,430,169)

Capital Share Transactions:
Proceeds from shares issued	13,652,232	9,564,262
Dividends reinvested	1,124,412	1,026,543
Cost of shares redeemed	(12,343,197)	(12,227,980)

Change in net assets from capital share transactions	2,433,447	(1,637,175)

Change in net assets	266,197	(2,184,190)
Net Assets:
Beginning of period	49,742,470	51,926,660

End of period*	$50,008,667	$49,742,470

Share Transactions:
Issued	1,305,365	904,833
Reinvested	108,320	96,918
Redeemed	(1,193,423)	(1,162,001)

Change in Shares	220,262	(160,250)

*	Includes accumulated (dividends in excess of) net investment income of $52,125 and $45,448, respectively.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Intermediate Bond Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001
Net Asset Value, Beginning of Period	$10.59	$10.69	$10.71	$10.54	$9.82

Investment Activities
Net Investment Income	0.39	0.39	0.43	0.55	0.56
Net realized and unrealized gains (losses) from investments	(0.35)	0.02	0.05	0.15	0.72

Total from Investment Activities	0.04	0.41	0.48	0.70	1.28

Distributions
Net Investment Income	(0.41)	(0.40)	(0.47)	(0.53)	(0.56)
Net realized gains	(0.05)	(0.11)	(0.03)	—	—

Total Distributions	(0.46)	(0.51)	(0.50)	(0.53)	(0.56)

Change in net asset value	(0.42)	(0.10)	(0.02)	0.17	0.72

Net Asset Value, End of Period	$10.17	$10.59	$10.69	$10.71	$10.54

Total Return (excludes sales charge)	0.36%	3.91%	4.53%	6.87%	13.35%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$50,009	$49,742	$51,927	$48,006	$45,447
Ratio of expenses to average net assets	0.76%	0.76%	0.76%	0.76%	0.76%
Ratio of net investment income to average net assets	3.81%	3.66%	4.00%	5.29%	5.49%
Ratio of expenses to average net assets*	1.35%	1.34%	1.34%	1.33%	1.29%
Portfolio turnover rate	61.83%	85.91%	59.41%	135.72%	93.61%

*	During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Schedule of Portfolio Investments

October 31, 2005

	Shares	Value
Common Stocks (97.2%)
Chemicals (1.9%)
Dow Chemical Co.	38,300	$1,756,438

Commercial Banks (3.6%)
HSBC Holdings PLC - ADR	13,850	1,090,826
Wells Fargo & Co.	38,100	2,293,620

		3,384,446

Commercial Services & Supplies (0.4%)
Cendant Corp.	22,800	397,176

Computer Equipment (1.2%)
Hewlett-Packard Co.	41,500	1,163,660

Consumer Finance (3.3%)
SLM Corp.	56,200	3,120,786

Diversified Financial Services (9.1%)
Capital One Financial Corp.	18,800	1,435,380
Citigroup, Inc.	61,533	2,816,981
J.P. Morgan Chase & Co.	24,700	904,514
MBNA Corp.	130,300	3,331,771

		8,488,646

Diversified Telecommunication Services (3.5%)
Nokia Corp. - ADR	130,500	2,195,010
Verizon Communications, Inc.	32,592	1,026,974

		3,221,984

Electric Utilities (9.3%)
American Electric Power Co., Inc.	62,500	2,372,500
CenterPoint Energy, Inc.	113,200	1,498,768
Entergy Corp.	32,000	2,263,040
Exelon Corp.	48,600	2,528,658

		8,662,966

Electrical Equipment (2.3%)
Emerson Electric Co.	31,400	2,183,870

Food Products (3.2%)
ConAgra Foods, Inc.	86,800	2,019,836
Dean Foods Co. (a)	26,600	961,590

		2,981,426

Health Care Equipment & Supplies (2.2%)
Baxter International, Inc.	54,000	2,064,420

Health Care Providers & Services (3.3%)
Wellpoint Health Network, Inc. (a)	41,400	3,091,752

Hotels Restaurants & Leisure (0.9%)
Carnival Corp.	16,000	794,720

Industrial Conglomerates (2.5%)
Tyco International, Ltd.	87,700	2,314,403

Insurance (4.0%)
Allstate Corp.	47,400	2,502,246
XL Capital Ltd., Class A	18,600	1,191,516

		3,693,762

Leisure Equipment & Products (1.3%)
Mat tel, Inc.	82,400	1,215,400

Machinery (2.1%)
ITT Industries, Inc.	19,400	1,971,040

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Schedule of Portfolio Investments

October 31, 2005

	Shares	Value
Common Stocks, continued
Multi-Utilities & Unregulated Power (3.0%)
Duke Energy Corp.	106,000	2,806,880

Oil & Gas (15.4%)
Anadarko Petroleum Corp.	11,000	997,810
BP Amoco PLC ADR	39,300	2,609,520
ChevronTexaco Corp.	32,800	1,871,896
ConocoPhillips	67,046	4,383,467
Occidental Petroleum Corp.	58,400	4,606,592

		14,469,285

Pharmaceuticals (7.9%)
Bristol-Myers Squibb Co.	68,900	1,458,613
Pfizer, Inc.	108,700	2,363,138
Schering-Plough Corp.	99,100	2,015,694
Wyeth	33,400	1,488,304

		7,325,749

Power Conversion/Supply Equipment (1.9%)
American Power Conversion Corp.	83,100	1,777,509

Real Estate Investment Trust (1.4%)
Equity Office Properties Trust	42,400	1,305,920

Thrifts & Mortgage Finance (3.9%)
MGIC Investment Corp.	25,500	1,510,620
Washington Mutual, Inc.	52,800	2,090,880

		3,601,500

Tobacco (9.6%)
Altria Group, Inc.	43,000	3,227,150
Imperial Tobacco Group PLC-ADR	59,600	3,440,112
UST, Inc.	54,400	2,251,616

		8,918,878

Total Common Stocks (Cost $66,170,535)		90,712,616

Investment Companies (3.4%)
American Beacon U.S. Government Money Market Fund (b)	3,177,790	3,177,790

Total Investment Companies (Cost $3,177,790)		3,177,790

Total Investments (Cost $69,348,325) (c) - 100.6%		93,890,406
Liabilities in excess of other assets - (0.6)%		(596,053)

NET ASSETS - 100.0%		$93,294,353

(a)	Represents non-income producing security.
(b)	Affiliate.
(c)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $178,112. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$26,545,611
Unrealized depreciation	(2,181,642)

Net unrealized appreciation	$24,363,969

ADR-American Depositary Receipt

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments, at value (cost $66,170,535)		$90,712,616
Investment in affiliates, at value (cost $3,177,790)		3,177,790

Total Investments		93,890,406

Dividends receivable		118,741
Receivable for capital shares issued		85,441
Receivable for investments sold		64,467
Receivable from advisor		4,493
Prepaid expenses		3,993

Total Assets		94,167,541

Liabilities:
Payable for investments purchased	$769,667
Payable for capital shares redeemed	702
Accrued expenses and other payables:
Investment advisory fees	61,440
Administration fees	1,517
Service organization fees	19,948
Transfer Agent fees	2,588
Custodian fees	1,596
Other payables	15,730

Total Liabilities		873,188

Net Assets consist of:
Capital (a)		$69,079,463
Undistributed net investment income		1,083,471
Accumulated net realized losses from investment transactions		(1,410,662)
Unrealized appreciation from investments		24,542,081

Net Assets		$93,294,353

Service Shares:
Net Assets		$93,294,353

Outstanding Units of Beneficial Interest (Shares)		6,483,651

Net asset value, redemption price per share		$14.39

Maximum Sales Charge - Service Shares		5.00%

Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share - Service Shares		$15.15

(a)	Amount for Stock Fund represents $6,484 of $.001 par value and $69,072,979 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Statement of Operations

Year ended October 31, 2005

Investment Income:
Dividend income		$2,567,056
Dividend income from affiliates		75,940

Total Investment Income		2,642,996

Expenses:
Investment advisory fees	$974,710
Administration fees	194,943
12b-1 fees	243,677
Service organization fees	243,677
Accounting fees	33,651
Custodian fees	19,493
Transfer agent fees	8,338
Other fees	112,949

Total expenses before fee reductions		1,831,438
Expenses contractually reduced/reimbursed by the Investment Advisor		(232,069)
Expenses contractually reduced by the Distributor		(243,677)
Expenses contractually reduced by the Administrator		(97,470)

Net Expenses		1,258,222

Net Investment Income		1,384,774

Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		6,473,504
Change in unrealized appreciation/depreciation from investments		4,723,937

Net realized/unrealized gains from investments		11,197,441

Change in Net Assets Resulting from Operations		$12,582,215

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$1,384,774	$1,152,399
Net realized gains (losses) from investment transactions	6,473,504	417,931
Change in unrealized appreciation/depreciation from investments	4,723,937	12,437,858

Change in net assets from operations	12,582,215	14,008,188

Distributions to Shareholders:
From net investment income	(1,159,418)	(1,375,792)

Change in net assets from shareholder distributions	(1,159,418)	(1,375,792)

Capital Share Transactions:
Proceeds from shares issued	22,569,917	10,409,102
Dividends reinvested	694,520	754,424
Cost of shares redeemed	(25,817,679)	(15,707,410)

Change in net assets from capital share transactions	(2,553,242)	(4,543,884)

Change in net assets	8,869,555	8,088,512

Net Assets:
Beginning of period	84,424,798	76,336,286

End of period*	$93,294,353	$84,424,798

Share Transactions:
Issued	1,621,663	853,133
Reinvested	50,074	65,262
Redeemed	(1,799,108)	(1,304,135)

Change in Shares	(127,371)	(385,740)

*	Includes accumulated net investment income of $1,083,471 and $858,115 respectively.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Stock Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001
Net Asset Value, Beginning of Period	$12.77	$10.91	$9.10	$10.64	$11.09

Investment Activities
Net Investment Income	0.21	0.18	0.18	0.17	0.15
Net realized and unrealized gains (losses) from investments	$1.58	1.88	1.80	(1.56)	(0.42)

Total from Investment Activities	$1.79	2.06	1.98	(1.39)	(0.27)

Distributions
Net Investment Income	(0.17)	(0.20)	(0.17)	(0.15)	(0.18)
Net realized gains from investment transactions	—	—	—	—	—

Total Distributions	(0.17)	(0.20)	(0.17)	(0.15)	(0.18)

Change in net asset value	$1.62	1.86	1.81	(1.54)	(0.45)

Net Asset Value, End of Period	$14.39	$12.77	$10.91	$9.10	$10.64

Total Return (excludes sales charge)	14.06%	19.07%	22.14%	(13.32)%	(2.45)%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$93,294	$84,425	$76,336	$66,457	$73,463
Ratio of expenses to average net assets	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets	1.42%	1.42%	1.87%	1.65%	1.27%
Ratio of expenses to average net assets*	1.88%	1.87%	1.89%	1.87%	1.86%
Portfolio turnover rate	28.27%	16.29%	29.31%	30.01%	34.00%

*	During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

International Multi-Manager Stock Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investment in International Equity Portfolio, at value		$95,336,940
Receivable for capital shares issued		250,986
Prepaid expenses and other assets		3,871

Total Assets		95,591,797

Liabilities:
Investment advisory fees	$28,423
Administration fees	1,551
Service organization fees	20,302
Transfer Agent fees	1,510
Other payables	20,517

Total Liabilities		72,303

Net Assets consist of:
Capital (a)		$74,149,649
Undistributed net investment income		1,054,436
Accumulated net realized gaines from investment transactions		5,561,683
Net unrealized appreciation from investments		14,753,726

Net Assets		$95,519,494

Service Shares:
Net Assets		$95,519,494

Outstanding Units of Beneficial Interest (Shares)		6,684,525

Net asset value, redemption price per share		$14.29

Maximum Sales Charge - Service Shares		5.00%

Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent) per share - Service Shares		$15.04

(a)	Amount for International Multi-Manager Stock Fund represents $6,685 of $.001 par value and $74,142,964 of additional paid in capital; unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

International Multi-Manager Stock Fund

Statement of Operations

Year ended October 31, 2005

Investment Income allocated from International Equity Portfolio:
Income from International Equity Portfolio		$3,129,067
Foreign tax withholding		(386,153)
Expenses from International Equity Portfolio		(385,763)

Net Investment Income allocated from International Equity Portfolio:		2,357,151

Expenses:
Investment advisory fees	$379,880
Administration fees	142,456
12b-1 fees	237,425
Service organization fees	237,425
Accounting fees	30,000
Transfer agent fees	7,366
Other fees	114,027

Total expenses before fee reductions		1,148,579
Expenses contractually reduced by the Investment Advisor		(47,486)
Expenses contractually reduced by the Distributor		(237,425)
Expenses contractually reduced by the Administrator		(47,486)

Net Expenses		816,182

Net Investment Income		1,540,969

Realized/Unrealized Gains from Investments allocated from International Equity Portfolio:
Net realized gains from investment transactions		8,358,859
Change in unrealized appreciation/depreciation from investments		2,662,795

Net realized/unrealized gains from investments		11,021,654

Change in Net Assets Resulting from Operations		$12,562,623

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

International Multi-Manager Stock Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$1,540,969	$875,349
Net realized gains/losses from investment transactions	8,358,859	5,559,993
Change in unrealized appreciation/depreciation from investments	2,662,795	8,251,221

Change in net assets from operations	12,562,623	14,686,563

Distributions to Shareholders:
From net investment income	(1,746,141)	(1,082,089)

Change in net assets from shareholder distributions	(1,746,141)	(1,082,089)

Capital Share Transactions:
Proceeds from shares issued	21,420,446	17,843,756
Dividends reinvested	913,295	526,013
Cost of shares redeemed	(19,381,860)	(15,966,710)

Change in net assets from capital share transactions	2,951,881	2,403,059

Change in net assets	13,768,363	16,007,533

Net Assets:
Beginning of period	81,751,131	65,743,598

End of period*	$95,519,494	$81,751,131

Share Transactions:
Issued	1,577,813	1,527,592
Reinvested	65,799	47,618
Redeemed	(1,384,261)	(1,354,943)

Change in Shares	259,351	220,267

*	Includes undistributed net investment income of $1,054,436 and $980,350 respectively.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

International Multi-Manager Stock Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001
Net Asset Value, Beginning of Period	$12.72	$10.60	$8.23	$9.24	$12.70

Investment Activities
Net Investment Income	0.22	0.13	0.14	0.10	0.12
Net realized and unrealized gains (losses) from investments	1.60	2.16	2.37	(1.05)	(1.97)

Total from Investment Activities	1.82	2.29	2.51	(0.95)	(1.85)

Distributions
Net Investment Income	(0.26)	(0.17)	(0.14)	—	(0.08)
Net realized gains from investment transactions	—	—	—	—	(1.53)

Total Distributions	(0.26)	(0.17)	(0.14)	—	(1.61)

Change in net asset value	1.56	2.12	2.37	(1.01)	(3.46)

Net Asset Value, End of Period	$14.29	$12.72	$10.60	$8.23	$9.24

Total Return (excludes sales charge)	14.41%	21.81%	31.04%	(10.34)%	(16.83)%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$95,519	$81,751	$65,744	$46,558	$48,043
Ratio of expenses to average net assets^	1.26%	1.28%	1.24%	1.21%	1.22%
Ratio of net investment income to average net assets^	1.61%	1.16%	1.59%	1.09%	1.09%
Ratio of expenses to average net assets*^	1.62%	1.67%	1.71%	1.68%	1.69%
Portfolio turnover rate (a)	37%	36%	44%	43%	36%

*	During the period, certain fees were contractually reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
^	These ratios include expenses charged from the International Equity Portfolio.
(a)	Portfolio turnover rate represents that of the International Equity Portfolio.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Municipal Bonds (99.9%)
Kansas (99.9%)
Anthony, Electric Revenue, 5.30%, 12/1/17, Pre-refunded 12/1/05 @ 100	1,215,000	$1,217,394
Augusta, Waterworks Revenue, Series A, 5.00%, 4/1/19, Callable 10/1/14 @ 100, RADIAN	1,180,000	1,220,250
Barton County, School District #428, Great Bend, GO, Series A, 5.30%, 9/1/15, Pre-refunded 9/1/06 @ 100, FGIC	1,390,000	1,415,882
Bourbon County, School District #234, GO, Series B, 5.63%, 9/1/11, Pre-refunded 9/1/06 @ 100, FSA	285,000	291,059
Brown County, Horton School District #430, GO, 5.38%, 9/1/13, Pre-refunded 9/1/06 @ 100, FSA	500,000	509,615
Burlington, Environmental Improvement Revenue, 2.75%*, 11/14/05	1,000,000	1,000,000
Burlington, Environmental Improvement Revenue, 2.75%*, 12/2/05	1,000,000	1,000,000
Burlington, Environmental Improvement Revenue, 4.75%, 10/1/17, Put 10/1/07 @100	1,225,000	1,249,169
Butler and Sedgwick County, School District #385, GO, 5.60%, 9/1/12, FSA	1,775,000	1,966,576
Butler and Sedwick County, School District # 385, 5.00%, 9/1/18, Callable 9/1/15 @ 100 (a)	2,000,000	2,114,420
Butler County, School District, GO, Series B, 5.00%, 9/1/24, Callable 9/1/15 @ 100	1,085,000	1,129,387
Cherokee County, 5.00%, 12/1/21	1,170,000	1,231,472
Cherokee County, 6.25%, 12/1/23, Pre-refunded 6/1/08 @ 100	980,000	1,035,762
Chisholm Creek, Water & Sewer Revenue, 5.25%, 9/1/14, Pre-refunded 9/1/12 @ 100, MBIA	710,000	776,279
Chisholm Creek, Water & Sewer Revenue, 5.25%, 9/1/15, Pre-refunded 9/1/12 @ 100, MBIA	400,000	437,340
Coffeyville Kansas Community College, Series A, 5.05%, 10/1/25, Callable 10/1/15 @ 100	1,975,000	1,936,033
Cowley County, School District #465, GO, 5.25%, 10/1/15, Callable 10/1/13 @ 100, MBIA	1,310,000	1,419,136
Cowley County, School District #470, GO, 5.45%, 12/1/12, Pre-refunded 12/1/06 @ 100, FGIC	500,000	512,615
Cowley County, School District #470, GO, 5.50%, 12/1/16, Pre-refunded 12/1/06 @ 100, FGIC, OID	1,000,000	1,025,760
Dodge City, School District #443, GO, 4.70%, 9/1/15, Callable 9/1/08 @ 100, FSA	975,000	991,458

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Municipal Bonds, continued
Douglas County, GO, Series A, 5.00%, 8/1/18, Callable 8/1/13 @ 100, AMBAC	1,935,000	2,032,408
Douglas County, School District #497, GO, 5.00%, 9/1/07	1,000,000	1,032,570
El Dorado, Water Utility System Revenue, 4.70%, 10/1/06, Callable 10/1/05 @ 100	275,000	275,935
El Dorado, Water Utility System Revenue, 4.75%, 10/1/07, Callable 10/1/05 @ 100	200,000	200,688
Ellsworth County, School District #328, GO, 5.25%, 9/1/15, Pre-refunded 9/1/06 @ 100, FSA	500,000	509,110
Finney County, GO, 5.00%, 12/1/10, Callable 12/1/07 @ 100, MBIA	500,000	515,805
Franklin County, School District #289, GO, 5.35%, 9/1/11, FSA	230,000	250,095
Franklin County, School District #290, GO, 5.25%, 9/1/14, Pre-refunded 9/1/06 @ 100, FSA	500,000	509,110
Franklin County, School District #290, GO, 5.30%, 9/1/16, Pre-refunded 9/1/06 @ 100, FSA	335,000	341,238
Gray County, School District #102, GO, 5.00%, 9/1/15, Callable 9/1/08 @ 100	800,000	819,424
Gray County, School District #102, GO, 6.80%, 9/1/15, Callable 9/1/06 @ 100	10,000	10,000
Great Bend, Water System Revenue, Series A, 5.15%, 9/1/19, Pre-refunded 9/1/08 @ 100, OID	1,000,000	1,048,680
Harvey County, School District #373, GO, 4.80%, 9/1/18, Callable 9/1/08 @ 100, FSA, OID	2,000,000	2,029,980
Johnson County, Park and Recreation Foundation, Revenue, 5.38%, 9/1/16, Callable 9/1/11 @ 100	1,000,000	1,065,440
Johnson County, Park and Recreation Foundation, Series B, 5.00%, 9/1/23, Callable 9/1/13 @ 100	870,000	910,064
Johnson County, School District #231, GO, 5.00%, 10/1/23, Callable 10/1/14 @ 100, FGIC	1,080,000	1,124,874
Johnson County, School District #232, GO, 5.40%, 9/1/14, Pre-refunded 9/1/07 @ 100, MBIA	1,050,000	1,090,457
Johnson County, School District #233, GO, 5.00%, 9/1/14, Callable 9/1/09 @ 100, FGIC	1,000,000	1,049,590
Johnson County, School District #233, GO, Series A, 5.30%, 9/1/13, Pre-refunded 9/1/08 @ 100, FGIC	1,000,000	1,055,470
Johnson County, School District #233, GO, Series B, 5.50%, 9/1/14	325,000	361,195

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Municipal Bonds, continued
Johnson County, School District #512, GO, Series A, 4.60%, 10/1/08	1,135,000	1,174,963
Johnson County, School District #512, GO, Series B, 5.25%, 10/1/17, Pre-refunded 10/1/06 @ 100	500,000	509,795
Johnson County, Water District #001, Revenue, 5.00%, 12/1/12, Callable 12/1/11 @ 100	340,000	362,328
Johnson County, Water District #001, Revenue, Series B, 5.25%, 12/1/05	1,115,000	1,117,074
Junction City, Water & Sewer, GO, 4.80%, 9/1/16, Callable 9/1/08 @ 100, MBIA, OID	1,620,000	1,649,030
Kansas City, GO, 5.45%, 4/1/17, Callable 10/1/06 @ 100, FGIC	340,000	346,837
Kingman County, School District #331, GO, 5.80%, 10/1/16, Pre-refunded 10/1/10 @ 100, FGIC, OID	1,545,000	1,708,415
LA Cygne, Kansas Environmental, 4.05%, 3/1/15	382,000	375,861
Lawrence, Hospital Revenue, 5.38%, 7/1/16, Callable 7/1/13 @ 100	1,000,000	1,065,440
Lawrence, Hospital Revenue, 6.00%, 7/1/19, Callable 7/1/09 @ 100, RADIAN	1,000,000	1,073,060
Lawrence, Water & Sewer System Revenue, 5.70%, 11/1/11, Pre-refunded 11/1/05 @ 100	395,000	395,000
Lawrence, Water & Sewer System Revenue, 5.25%, 11/1/15, Pre-refunded 11/1/06 @ 100	505,000	516,049
Lawrence, Water & Sewer System Revenue, 5.20%, 11/1/16, Pre-refunded 11/1/06 @ 100	250,000	255,348
Leavenworth County, School District #453, GO, 4.80%, 9/1/12, Callable 9/1/07 @ 100, FGIC, OID	460,000	473,276
Leavenworth County, School District #464, GO, 5.00%, 9/1/25, Callable 9/1/15 @ 100	1,380,000	1,435,338
Leavenworth County, School District #469, GO, 5.00%, 9/1/24, FGIC, Callable 9/1/15 @ 100	1,000,000	1,040,910
Leawood, GO, 5.25%, 9/1/16, Pre-refunded 9/1/10 @ 100	340,000	363,263
Leawood, GO, Series A, 5.25%, 9/1/09, Pre-refunded 9/1/06 @ 100	250,000	254,555
Leawood, GO, Series A, 5.35%, 9/1/10, Pre-refunded 9/1/06 @ 100	250,000	254,758
Leawood, GO, Series A, 5.40%, 9/1/11, Pre-refunded 9/1/06 @ 100	375,000	382,286
Leawood, GO, Series B, 5.00%, 9/1/10, Callable 9/1/06 @ 100	400,000	405,852

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Municipal Bonds, continued
Lyon County, School District #253, GO, 5.00%, 9/1/12, FGIC	250,000	268,035
McPherson County, School District #400, GO, 5.20%, 12/1/10, Pre-refunded 12/1/05 @ 100, FGIC	250,000	250,493
McPherson County, School District #400, GO, 5.25%, 12/1/12, Pre-refunded 12/1/05 @ 100, FGIC	250,000	250,503
Meade, Industrial Revenue, 6.50%, 10/1/06	1,000,000	1,030,730
Miami County, School District #367, GO, Series A, 5.00%, 9/1/16, Callable 9/1/08 @ 100, FGIC, OID	900,000	933,786
Miami County, School District #367, GO, Series A, 5.00%, 9/1/25, Callable 9/1/15 @ 100	1,310,000	1,357,265
Neosho County, Community College Revenue, 5.00%, 6/1/25, Callable 6/1/15 @ 100	605,000	606,476
Newton, Public Building Commission Revenue, 5.00%, 3/1/24, Callable 3/1/24 @ 100	615,000	639,126
Newton, Wastewater Treatment System Revenue, 4.90%, 3/1/12, Callable 3/1/07 @ 100	700,000	706,405
Olathe, Health Facility Revenue, 2.70%*, 11/2/05	3,500,000	3,500,000
Overland Park, GO, 5.00%, 9/1/19, Callable 9/1/13 @ 100	630,000	672,821
Pratt, Electric System Revenue, 6.60%, 11/1/07, AMBAC, Escrowed to Maturity	185,000	192,400
Pratt, Electric System Revenue, 4.95%, 11/1/10, Pre-refunded 11/1/05 @ 101, AMBAC	635,000	641,350
Pratt, Electric System Revenue, 5.00%, 11/1/11, Pre-refunded 11/1/05 @ 101, AMBAC	415,000	419,150
Rice County, Union School District #444, GO, 5.08%, 9/1/14, Callable 9/1/07 @ 100	755,000	771,738
Riley County, School District #383, GO, 5.00%, 11/1/14, Callable 11/1/11 @ 100, MBIA	1,000,000	1,053,380
Roeland Park, Special Obligation Revenue, 5.38%, 8/1/19, Callable 8/1/15 @ 100, OID	500,000	484,610
Saline County, School District #305, GO, 4.75%, 9/1/14, Pre-refunded 9/1/08 @100, FSA, OID	2,025,000	2,082,041
Saline County, School District #305, GO, 5.50%, 9/1/17, Callable 9/1/11 @ 100	220,000	238,143

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Municipal Bonds, continued
Saline County, School District #305, GO, 5.50%, 9/1/17, Pre-refunded 9/1/11 @ 100	780,000	858,538
Sedgwick & Shawnee Counties, Single Family Revenue, Series A-2, 6.70%, 6/1/29	300,000	310,050
Sedgwick & Shawnee Counties, Single Family Revenue, Series B-1, 8.05%, 5/1/14, GNMA	30,000	30,908
Sedgwick County, Family Mortgage, Series A-2, 6.50%, 12/1/16, Callable 12/1/07 @ 105, GNMA	65,000	67,226
Sedgwick County, School District #260, 5.50%, 10/1/13, Pre-refunded 10/1/09 @ 100, FGIC	1,595,000	1,717,863
Sedgwick County, School District #260, GO, 5.50%, 10/1/14, Pre-refunded 10/1/09 @ 100, FGIC, OID	1,675,000	1,807,208
Sedgwick County, School District #261, GO, 4.75%, 11/1/17, Pre-refunded 11/1/09 @ 100, FSA, OID	1,525,000	1,605,368
Sedgwick County, School District #265, GO, 4.30%, 10/1/07, FSA	1,000,000	1,021,890
Seward County, School District #480, GO, 5.00%, 9/1/14, Pre-refunded 9/1/06 @ 100, FSA, OID	1,640,000	1,666,552
Seward County, School District #483, Kismet-Plains, GO, 5.20%, 10/1/12, Pre-refunded 10/1/06 @ 100	600,000	611,214
Shawnee County, 3.50%, 9/1/06, COP	335,000	334,856
Shawnee County, 3.50%, 9/1/07, COP	345,000	342,651
Shawnee County, 4.50%, 12/1/08, COP	515,000	523,116
Shawnee County, School District #501, GO, 4.35%, 2/1/06, OID	1,515,000	1,520,257
Shawnee County, School District #501, GO, 4.38%, 2/1/07, Callable 2/1/06 @ 100, OID	1,425,000	1,429,190
Shawnee County, Series A, GO, 5.00%, 9/1/19, Callable 9/1/15 @ 100	700,000	740,047
State, Department of Transportation, Highway Revenue, Series C-2, 2.65%*, 11/3/05	1,000,000	1,000,000
State, Department of Transportation, Highway Revenue, Series C-1, 2.65*%, 11/03/05	3,000,000	3,000,000
State, Department of Transportation, Highway Revenue, 5.50%, 9/1/14, Escrowed to Maturity	1,000,000	1,118,470
State, Department of Transportation, Highway Revenue, Series A, 4.00%, 9/1/08	1,000,000	1,020,070

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Municipal Bonds, continued
State, Department of Transportation, Highway Revenue, Series C-1, 2.69%*, 11/2/05, Callable 9/1/16 @ 100	1,000,000	1,000,000
State, Development Finance Authority Revenue, 4.20%, 6/1/07, FSA, OID	1,000,000	1,016,940
State, Development Finance Authority Revenue, 5.00%, 8/1/11, Callable 8/1/09 @ 100, MBIA	500,000	531,135
State, Development Finance Authority Revenue, Series J, 5.00%, 8/1/11	500,000	534,135
State, Development Finance Authority Revenue, 5.00%, 10/1/13, Callable 10/1/12 @ 100, AMBAC	500,000	533,020
State, Development Finance Authority Revenue, 5.50%, 5/1/14, Pre-refunded 5/1/07 @ 100	1,000,000	1,034,930
State, Development Finance Authority Revenue, 5.50%, 8/1/15, Callable 8/1/11 @ 100, MBIA	1,500,000	1,616,745
State, Development Finance Authority Revenue, 5.00%, 4/1/19, Callable 4/1/09 @ 100, AMBAC, OID	1,000,000	1,031,560
State, Development Finance Authority Revenue, 5.00%, 6/1/21, Callable 6/1/14 @ 100	1,235,000	1,281,164
State, Development Finance Authority Revenue, 5.00%, 10/1/22, Callable 10/1/15 @ 100	1,140,000	1,202,860
State, Development Finance Authority Revenue, 5.35%, 5/20/23, Callable 5/20/13 @ 105, GNMA	1,000,000	1,066,930
State, Development Finance Authority Revenue, Series A, 5.00%, 4/1/18, Callable 4/1/14 @ 101, FGIC	500,000	529,615
State, Development Finance Authority Revenue, Series A, 5.00%, 4/1/20, Callable 4/1/14 @ 101, FGIC	515,000	542,233
State, Development Finance Authority Revenue, Series J, 5.40%, 4/1/10	500,000	501,370
State, Development Finance Authority Revenue, Water Pollution Control, 5.50%, 11/1/15	200,000	224,690
State, Development Finance Authority Revenue, Water Pollution Control, 5.00%, 11/1/19, Callable 11/1/11 @ 100	2,000,000	2,094,800
State, Development Finance Authority, Health Facilities Revenue, Series K, 5.75%, 11/15/12, Callable 11/15/11 @ 100, MBIA	1,000,000	1,088,500
State, Development Finance Authority, Health Facilities Revenue, Hays Medical Center Inc., Series M, 2.78%*, 11/1/05, LOC	445,000	445,000

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Municipal Bonds, continued
State, Development Finance Authority, Health Facilities Revenue, Hays Medical Center, Inc., 5.50%, 11/15/17, Callable 11/15/07 @ 100, MBIA	500,000	519,255
State, Development Finance Authority, Health Facilities Revenue, Hays Medical Center, Inc., Series B, 5.38%, 11/15/10, Callable 11/15/07 @ 100, OID	500,000	518,340
State, Development Finance Authority, Health Facilities Revenue, St. Lukes, 5.38%, 11/15/16, Callable 11/15/06 @ 102, MBIA, OID	500,000	520,065
State, Development Finance Authority, Health Facilities Revenue, Stormont Health Care, 5.40%, 11/15/05, MBIA	475,000	475,432
State, Development Finance Authority, Health Facilities Revenues, Stormant Healthcare, 2.95%*, 11/25/05	500,000	500,000
State, Development Finance Authority, Health Facilities Revenue, Stormont Health Care, 5.75%, 11/15/10, Pre-refunded 11/15/06 @ 100, MBIA	500,000	513,880
State, Development Finance Authority, Health Facilities Revenue, Stormont Health Care, 5.80%, 11/15/16, Callable 11/15/06 @ 100, MBIA	1,000,000	1,025,080
State, Development Finance Authority, Lease Revenue, 2.73%*, 11/1/05, Callable 12/1/05 @ 100	2,270,000	2,270,000
State, Development Finance Authority, Public Water Supply Revenue, 4.15%, 4/1/06, OID	1,000,000	1,004,950
State, Development Finance Authority, Shalom Obligation Group, Series BB, 2.73%*, 11/1/05	1,000,000	1,000,000
State, Development Finance Authority, Water Pollution Control Revenue, 5.00%, 11/1/07	500,000	518,135
State, Development Finance Authority, Water Pollution Control Revenue, 5.25%, 11/1/10	650,000	702,325
State, Development Finance Authority, Water Pollution Control Revenue, 5.25%, 5/1/11, Callable 11/1/08 @ 100	1,000,000	1,051,660
State, Development Finance Authority, Water Pollution Control Revenue, 5.50%, 11/1/13, Callable 11/1/12 @ 100	900,000	994,950
State, Development Finance Authority, Water Pollution Control Revenue, 5.80%, 11/1/15, Pre-refunded 11/1/10 @ 100, OID	150,000	166,118
State, Development Finance Authority, Water Supply, 4.40%, 4/1/06, AMBAC	1,000,000	1,006,010
State, Development Finance Authority Revenue, 5.00%, 5/1/21, Callable 5/1/15 @ 100	2,090,000	2,194,751

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Municipal Bonds, continued
State, Independent College Finance Authority, Educational Facilities Revenue, 6.00%, 10/1/21, Callable 10/1/06 @ 100	1,500,000	1,518,195
State, Turnpike Authority Revenue, 5.50%, 9/1/06, AMBAC	1,915,000	1,953,932
State, Turnpike Authority Revenue, Series B, 5.00%, 9/1/20, Callable 9/1/14 @ 101, FSA	500,000	528,510
Sumner County, School District #357, Belle Plaine, GO, 5.55%, 9/1/13, Callable 9/1/05 @ 100, AMBAC, OID	95,000	95,382
University of Kansas, Hospital Authority, 2.73%*, 11/1/05	300,000	300,000
University of Kansas Hospital Authority, 5.50%, 9/1/11	300,000	319,638
University of Kansas Hospital Authority, 5.25%, 9/1/13, Callable 9/1/12 @ 100	450,000	471,510
University of Kansas Hospital Authority, 5.50%, 9/1/15, Callable 9/1/09 @ 100, AMBAC	1,645,000	1,750,296
University of Kansas Hospital Authority, 6.00%, 9/1/16, Callable 9/1/12 @ 100	1,120,000	1,230,152
Washburn University of Topeka, Revenue, 5.30%, 7/1/06, AMBAC	435,000	441,569
Washburn University of Topeka, Revenue, 5.35%, 7/1/07, AMBAC	460,000	476,385
Washburn University of Topeka, Revenue, 5.45%, 7/1/08, AMBAC	485,000	511,078
Wellington, Water & Sewer Revenue, 5.15%, 5/1/18, Pre-refunded 5/1/08 @ 100, AMBAC	1,000,000	1,034,250
Wichita, Hospital Facilities Revenue, Series III, 5.00%, 11/15/13, Callable 11/15/11 @ 101, OID	295,000	308,142
Wichita, Hospital Facilities Revenue, Series III, 5.25%, 11/15/15, Callable 11/15/11 @ 101	335,000	350,822
Wichita, Hospital Facilities Revenue, Series III, 5.50%, 11/15/17, Callable 11/15/11 @ 101, OID	500,000	539,040
Wichita, Hospital Improvements Series XI, Revenue, 5.40%, 11/15/08, OID	2,085,000	2,168,775
Wichita, Hospital Improvements Series XI, Revenue, 6.75%, 11/15/19, Callable 11/15/09 @ 101	2,000,000	2,257,460
Wichita, Hospital Revenue, 6.75%, 11/15/14, Callable 11/15/09 @ 101	1,000,000	1,122,710
Wichita, Hospital Revenue, 6.25%, 11/15/19, Callable 11/15/11 @ 101	750,000	834,473
Wichita, Hospital Revenue, 6.38%, 11/15/19, Callable 11/15/09 @ 101, OID	600,000	658,170

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Schedule of Portfolio Investments

October 31, 2005

	Principal Amount / Shares	Value
Municipal Bonds, continued
Wichita, Multifamily Housing Revenue, 5.90%, 12/1/16, Callable 12/1/05 @ 102	660,000	603,662
Wichita, Sales Tax Revenue, GO, 5.00%, 4/1/17, Callable 4/1/09 @ 101	200,000	210,282
Wichita, Water & Sewer Revenue, 4.70%, 10/1/12, Callable 10/1/07 @ 101, FGIC, OID	2,000,000	2,029,400
Wichita, Water and Sewer Revenue, 5.00%, 10/1/16, Callable 10/1/14 @ 100	500,000	532,520
Wyandotte County, Government Utility System Revenue, 6.00%, 5/1/15, Callable 5/1/11 @ 100, MBIA	1,975,000	2,190,690
Wyandotte County, Government Utility System Revenue, 4.75%, 9/1/18, Callable 3/1/09 @ 101, MBIA, OID	2,000,000	2,040,620
Wyandotte County, Government Utility System Revenue, 5.00%, 9/1/24, Callable 9/1/14 @ 100, FSA	250,000	259,378
Wyandotte County, School District #500, GO, 5.25%, 9/1/12, Pre-refunded 9/1/11 @ 100, FSA	1,805,000	1,963,190
Wyandotte County, School District #500, GO, 5.25%, 9/1/15, Callable 9/1/13 @ 102, FSA	1,000,000	1,097,200

		151,749,113

Total Municipal Bonds (Cost $148,753,939)		151,749,113

Investment Companies (0.7%)
Federated Tax-Exempt Money Market Fund	1,025,573	1,025,573

Total Investment Companies (Cost $1,025,573)		1,025,573

Total Investments (Cost $149,779,511) (b) - 100.6%		152,774,686
Liabilities in excess of other assets - (0.6)%		(891,085)

NET ASSETS - 100.0%		$151,883,601

*	Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2005. Maturity date reflects rate change date.
(a)	When-Issued Security.
(b)	Represents cost for federal tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$3,492,422
Unrealized depreciation	(497,247)

Net unrealized appreciation	$2,995,175

AMBAC - Insured by AMBAC Indemnity Corp.

FGIC - Insured by Financial Guaranty Insurance Corp.

FSA - Insured by Financial Security Assurance Inc.

RADIAN - Insured by RADIAN Guaranty, Inc.

COP - Certificate of Participation

GNMA - Government National Mortgage Assoc.

GO - General Obligation

LOC - Letter of Credit

MBIA - Insured by Municipal Bond Insurance Assoc.

OID - Original Issue Discount

See notes to financial statements

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments, at value (cost $141,779,511)		$152,774,686
Interest and dividends receivable		1,880,194
Prepaid expenses		4,667

Total Assets		154,659,547

Liabilities:
Dividends payable	$402,620
Payable for investments purchased	2,134,642
Payable for capital shares redeemed	158,130
Accrued expenses and other payables:
Investment advisory	26,891
Administration	2,498
Service organization	10,625
Transfer agent	7,891
Custodian	2,587
Other	30,062

Total Liabilities		2,775,946

Net Assets consist of:
Capital (a)		$150,976,290
Accumulated net investment income		185,784
Accumulated net realized losses from investment transactions		(2,273,648)
Unrealized appreciation from investments		2,995,175

Net Assets		$151,883,601

Institutional Class Shares:
Net Assets		$150,963,406

Outstanding Units of Beneficial Interest (Shares)		14,147,372

Net asset value, offering and redemption price per share		$10.67

Class A Shares:
Net Assets		$920,195

Outstanding Units of Beneficial Interest (Shares)		86,303

Net asset value, redemption price per share		$10.66

Maximum Sales Charge - Class A Shares		4.00%

Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$11.10

(a)	Amount for Kansas Tax-Exempt Bond Fund represents $14,234 of $0.001 par value and $150,962,056 of additional paid in capital: unlimited number of shares are authorized.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Statement of Operations

Year ended October 31, 2005

Investment Income:
Interest income		$6,640,644
Dividend income		37,872

Total Investment Income		6,678,516

Expenses:
Investment advisory	$452,331
Administration	301,559
12b-1 - Class A Shares	7,680
Service organization - Institutional Class Shares	374,384
Service organization - Class A Shares	2,560
Accounting	65,810
Custodian	30,153
Transfer agent	48,433
Other	174,385

Total expenses before fee reductions		1,457,295
Expenses contractually reduced/reimbursed by the Investment Advisor		(137,851)
Expenses contractually reduced by the Distributor		(4,096)
Expenses voluntarily reduced by the Service Organization		(256,321)
Expenses contractually reduced by the Administrator		(150,777)

Net Expenses		908,250

Net Investment Income		5,770,266

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		40,130
Change in unrealized appreciation/depreciation from investments		(3,800,461)

Net realized/unrealized losses from investments		(3,760,331)

Change in Net Assets Resulting from Operations		$2,009,935

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
Investment Activities:
Operations:
Net investment income	$5,770,266	$5,811,088
Net realized gains (losses) from investment transactions	40,130	(107,788)
Change in unrealized appreciation/depreciation from investments	(3,800,461)	(617,936)

Change in net assets from operations	2,009,935	5,085,364

Distributions to Institutional Class Shareholders:
From net investment income	(5,621,649)	(5,859,723)
Distributions to Class A Shareholders:
From net investment income	(34,920)	(56,128)

Change in net assets from shareholder distributions	(5,656,569)	(5,915,851)

Capital Transactions:
Proceeds from shares issued	18,916,515	20,836,789
Dividends reinvested	1,068,482	1,012,255
Cost of shares redeemed	(12,839,494)	(29,079,832)

Change in net assets from capital transactions	7,145,503	(7,230,788)

Change in net assets	3,498,869	(8,061,275)
Net Assets:
Beginning of year	148,384,732	156,446,007

End of year *	$151,883,601	$148,384,732

Share Transactions:
Issued	1,747,455	1,897,695
Reinvested	98,731	92,521
Redeemed	(1,186,028)	(2,659,506)

Change in Shares	660,158	(669,290)

*	Includes accumulated net investment income of $185,784 and $72,760, respectively

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Financial Highlights, Institutional Class Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Year ended October 31, 2002	Year ended October 31, 2001
Net Asset Value, Beginning of Year	$10.93	$10.98	$10.94	$10.86	$10.35
Investment Activities
Net investment income	0.41	0.41	0.42	0.44	0.46
Net realized and unrealized gains (losses) from investments	(0.26)	(0.04)	0.04	0.07	0.51

Total from Investment Activities	0.15	0.37	0.46	0.51	0.97

Distributions
Net investment income	(0.41)	(0.42)	(0.42)	(0.43)	(0.46)

Total Distributions	(0.41)	(0.42)	(0.42)	(0.43)	(0.46)

Change in net asset value	(0.26)	(0.05)	0.04	0.08	0.51

Net Asset Value, End of Year	$10.67	$10.93	$10.98	$10.94	$10.86

Total Return (excludes sales charge)	1.26%	3.56%	4.24%	4.84%	9.58%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$150,963	$147,471	$155,198	$150,525	$142,848
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	3.83%	3.80%	3.81%	4.05%	4.34%
Ratio of expenses to average net assets*	0.96%	0.93%	0.94%	1.00%	1.15%
Portfolio Turnover Rate	22.23%	14.26%	12.07%	13.63%	9.62%

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN INDEPENDENCE FUNDS TRUST

Kansas Tax-Exempt Bond Fund

Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)
Net Asset Value, Beginning of Period	$10.92	$10.98	$10.93	$10.83
Investment Activities
Net investment income	0.37	0.38	0.38	0.09
Net realized and unrealized gains (losses) from investments	(0.26)	(0.05)	0.05	0.10

Total from Investment Activities	0.11	0.33	0.43	0.19

Distributions
Net investment income	(0.37)	(0.39)	(0.38)	(0.09)

Total Distributions	(0.37)	(0.39)	(0.38)	(0.09)

Change in net asset value	(0.26)	(0.06)	0.05	0.10

Net Asset Value, End of Period	$10.66	$10.92	$10.98	$10.93

Total Return (excludes sales charge)	0.90%	3.11%	3.98%	4.16	%(b)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$920	$1,913	$1,248	$553
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95	%(c)
Ratio of net investment income to average net assets	3.47%	3.47%	3.45%	3.45	%(c)
Ratio of expenses to average net assets*	1.71%	1.67%	1.69%	0.97	%(c)
Portfolio Turnover Rate	22.23%	14.26%	12.07%	13.63	%(b)

*	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)	Commencement of operations for Class A was 8/6/02.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

American Independence Funds Trust

Notes to Financial Statements

October 31, 2005

1. Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Trust currently offers eleven series, including the American Independence Funds and the NestEgg Funds. The accompanying financial statements and financial highlights are those of the American Independence Funds, which include the Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (individually a “Fund”, collectively the “Funds”). The Trust is authorized to offer two classes: Premium and Service Class (except for the Kansas Tax-Exempt Bond Fund which offers Institutional and Class A). Currently, the Premium Class is not actively marketed.

The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio, a series of the American Beacon Advisors, Inc. (the “Portfolio”), an open-end investment company that has the same investment objectives as the Fund. The percentage of the Portfolio owned by the Fund as of October 31, 2005 was approximately 4.78%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund’s financial statements.

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Certain amounts in the prior year financial statements have been reclassified to conform to current year presentation

Investment Valuation

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS are valued at the market value as of the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the NASDAQ official closing price, if applicable. Debt securities held by a Fund generally are valued based on mean prices as of the close of trading on the principal market in which they trade, usually 3:00 p.m. Eastern Time. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair value by the Advisor (or the Sub-Advisor) in accordance with guidelines approved by the Trust’s Board of Trustees. The factors to be considered in fair valuing a security include: fundamental analytical data, market conditions, yields of similar securities, trade activity of similar securities and pricing history. Securities may be valued by independent pricing services, approved by the Trust’s Board of Trustees, which use prices provided by market makers or estimates of fair value obtained

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2005

from yield data relating to instruments or securities with similar characteristics. The International Multi-Manager Stock Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in the accompanying notes to the financial statements for the Portfolio included elsewhere in this report.

Securities Purchased on a When-issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Repurchase Agreements

The Funds may enter into repurchase agreements with any bank or broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed-upon yield. The agreements are fully collateralized and the values of the collateral, including accrued interest, are marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities, and costs and time delays in connection with the disposition of securities.

Investment Transactions and Related Income

Investment transactions for the Funds, other than the International Multi-Manager Stock Fund, are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses are allocated among the classes based upon the proportion of relative net assets.

The International Multi-Manager Stock Fund records its share of the investment income, expenses, and unrealized and realized gains and losses of the Portfolio on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio on a daily basis. Expenses are allocated among the classes, with the exception of distribution fees which are class specific, based upon the proportion of net assets.

Distributions to Shareholders

Distributions from net investment income for the Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2005

Stock Fund and the International Multi-Manager Stock Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carry forwards and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Related Party Transactions:

The Trust and INTRUST Financial Services, Inc. (the “Advisor”) are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of the Funds’ average daily net assets as indicated in the table below. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Portfolio or another investment company.

The Advisor is party to sub-investment advisory agreements under which the sub-advisors are entitled to receive a fee from the Advisor. The individual sub-advisors are listed as follows:

American Beacon Advisors, Inc. – The Money Market Fund, the Stock Fund and the International Multi-Manager Stock Fund. American Beacon Advisors, Inc. has retained Barrow, Hanley, Mewhinney & Strauss, Inc. to provide portfolio investment management and related recordkeeping services for the Stock Fund.

Galliard Capital Management, Inc. – The UltraShort Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund.

Investment Advisor Fees	Fee in Basis Points (“BPS”)	Reimbursement in BPS	Waiver in BPS	Net Fee in BPS
Money Market Fund	0.25%	-0.05%	-0.16%	0.04%
UltraShort Bond Fund	0.40%	-0.13%	-0.21%	0.06%
Intermediate Bond Fund	0.40%	-0.13%	-0.11%	0.16%
Stock Fund	1.00%	-0.01%	-0.23%	0.76%
International Multi-Manager Stock Fund	0.40%	0.00%	-0.05%	0.35%
Kansas Tax-Exempt Bond Fund	0.30%	-0.09%	0.00%	0.21%

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2005

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), and BISYS Fund Services, Inc. (“BISYS Inc.”) are subsidiaries of The BISYS Group, Inc. Certain officers of the Funds are associated with BISYS, which is an Ohio Limited Partnership. Such officers are paid no fees directly by the Funds for serving as officers of the Funds.

The Trust and BISYS (the “Administrator”) are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, based on each of the Funds’ average daily net assets. The table below indicates this fee for each fund:

Administration Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Money Market Fund	0.20%	-0.10%	0.10%
UltraShort Bond Fund	0.20%	-0.10%	0.10%
Intermediate Bond Fund	0.20%	-0.10%	0.10%
Stock Fund	0.20%	-0.10%	0.10%
International Multi-Manager Stock Fund	0.15%	-0.05%	0.10%
Kansas Tax-Exempt Bond Fund	0.20%	-0.10%	0.10%

The Trust and BISYS (the “Distributor”) are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plans, the Trust will pay the Distributor up to an annual rate of the average daily net assets of the Service shares of each Fund and the Premium shares of each Fund (Class A shares in the case of the Kansas Tax-Exempt Bond Fund). The Institutional shares of the Kansas Tax-Exempt Bond Fund are not subject to the distribution plan. The table below indicates the annual rates for each fund:

Distribution Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Money Market Fund	0.25%	-0.25%	0.00%
UltraShort Bond Fund	0.25%	-0.25%	0.00%
Intermediate Bond Fund	0.25%	-0.25%	0.00%
Stock Fund	0.25%	-0.25%	0.00%
International Multi-Manager Stock Fund	0.25%	-0.25%	0.00%
Kansas Tax-Exempt Bond Fund – Class A	0.75%	-0.40%	0.35%

BISYS Inc. may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

BISYS Inc. serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent agreement, BISYS Inc., receives an account maintenance fee of $15 per year for each account in existence at any time during the year, in addition to shareholder account fees, activity charges, service charges and various out of pocket charges. Under the terms of the Fund Accounting agreement, BISYS Inc., receives from each fund a minimum annual fee of $15,000, plus out of pocket charges.

Other financial organizations (“Service Organizations”), including affiliates of the Advisor, also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2005

Organizations in amounts up to an annual rate of the average daily net assets of the Funds’ shares owned by shareholders with whom the Service Organizations have a servicing relationship. The table below indicates the annual rates for each fund:

Service Organization Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Money Market Fund	0.25%	-0.00%	0.25%
UltraShort Bond Fund	0.25%	-0.00%	0.25%
Intermediate Bond Fund	0.25%	-0.00%	0.25%
Stock Fund	0.25%	-0.00%	0.25%
International Multi-Manager Stock Fund	0.25%	-0.00%	0.25%
Kansas Tax-Exempt Bond Fund - Institutional Class	0.25%	-0.17%	0.08%
Kansas Tax-Exempt Bond Fund – Class A	0.25%	-0.17%	0.08%

Fees are contractually reduced to ensure the Funds maintain the following expense ratios: Money Market Fund, 0.59%; UltraShort Bond Fund, 0.65%; Intermediate Bond Fund, 0.76%; Stock Fund, 1.29%; International Multi-Manager Stock Fund, 1.28%; and Kansas Tax-Exempt Bond Fund, 0.95% for Class A and 0.60% for Institutional Class.

4. Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through eleven series and two classes: Premium and Service Class (except for the Kansas Tax-Exempt Bond Fund which are Institutional and Class A). Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2005 were as follows:

	Purchases	Sales
UltraShort Bond Fund	$34,414,136	$36,677,368
Intermediate Bond Fund	37,261,476	33,158,636
Stock Fund	26,523,497	28,559,881
Kansas Tax-Exempt Bond Fund	41,272,092	33,098,127
International Multi-Manager Stock Fund (represents that of the International Equity Portfolio.)	801,874,000	530,109,000

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2005

6. Capital Share Transactions:

Transactions in shares of the Funds are summarized below:

	Money Market Fund		UltraShort Bond Fund		Intermediate Bond Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
Capital Transactions:
Service Shares:
Proceeds from shares isssued	$104,244,521	$101,139,821	$9,333,774	$12,340,227	$13,652,232	$9,564,262
Dividends reinvested	113	344	707,547	470,521	1,124,412	1,026,543
Cost of shares redeemed	(95,667,349)	(108,731,003)	(10,573,503)	(15,617,070)	(12,343,197)	(12,227,980)

Net increase (decrease) from capital transactions	$8,577,285	$(7,590,838)	$(532,182)	$(2,806,322)	$2,433,447	$(1,637,175)

Share Transactions:
Service Shares:
Issued	104,244,521	101,139,821	930,130	1,217,638	1,305,365	904,833
Reinvested	113	344	70,569	46,457	108,320	96,918
Redeemed	(95,667,349)	(108,731,003)	(1,055,377)	(1,542,671)	(1,193,423)	(1,162,001)

Net increase (decrease) from share transactions	8,577,285	(7,590,838)	(54,678)	(278,576)	220,262	(160,250)

	Stock Fund		International Multi-Manager Stock Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
Capital Transactions:
Service Shares:
Proceeds from shares issued	$22,569,917	$10,409,102	$21,420,446	$17,843,756
Dividends reinvested	694,520	754,424	913,295	526,013
Cost of shares redeemed	(25,817,679)	(15,707,410)	(19,381,860)	(15,966,710)

Net increase (decrease) from capital transactions	$(2,553,242)	$(4,543,884)	$2,951,881	$2,403,059

Share Transactions:
Service Shares:
Issued	1,621,663	853,133	1,577,813	1,527,592
Reinvested	50,074	65,262	65,799	47,618
Redeemed	(1,799,108)	(1,304,135)	(1,384,261)	(1,354,943)

Net increase (decrease) from share transactions	(127,371)	(385,740)	259,351	220,267

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2005

Capital Share Transactions, continued:

	Kansas Tax-Exempt Bond Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
Capital Transactions:
Institutional Shares:
Proceeds from shares issued	$18,784,669	$19,677,478
Dividends reinvested	1,037,637	969,672
Cost of shares redeemed	(11,709,138)	(28,554,684)

Institutional Share Transactions	$8,113,168	$(7,907,534)

Class A Shares:
Proceeds from shares issued	$131,846	$1,159,311
Dividends reinvested	30,845	42,583
Cost of shares redeemed	(1,130,356)	(525,148)

Class A Share Transactions	$(967,665)	$676,746

Net increase (decrease) from capital transactions	$7,145,503	$(7,230,788)

Share Transactions:
Institutional Shares:
Issued	1,735,339	1,792,708
Reinvested	95,883	88,614
Redeemed	(1,082,219)	(2,612,060)

Change in Institutional Shares	749,003	(730,738)

Class A Shares:
Issued	12,116	104,987
Reinvested	2,848	3,907
Redeemed	(103,809)	(47,446)

Change in Class A Shares	(88,845)	61,448

Net increase (decrease) from share transactions	660,158	(669,290)

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2005

7. Concentration of Credit Risk:

The Money Market Fund’s policy of concentrating in the banking industry (more than 25% of its total assets) could increase the Fund’s exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily Kansas. The issuers’ ability to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities, which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At October 31, 2005, the Fund had the following concentrations by industry sector (as a percentage of total investments):

General Obligation	23%
Hospitals	12%
Housing	1%
Industrial Development	3%
Miscellaneous	19%
Money Market Instruments	10%
Refunded Bonds	24%
Transportation	2%
Utilities	6%

Total	100%

8. Subsequent Events:

The Board of Trustees of American Independence Funds Trust has approved the reorganization of each American Independence Funds mutual fund (each an “AIF mutual fund”) into a corresponding Arrivato mutual fund. These reorganizations also have been approved by the Board of Trustees of the Arrivato Funds Trust. It is anticipated that shareholders of each American Independence Fund mutual fund will be asked, at a special meeting of shareholders to be held in January, to consider the reorganization of that AIF fund into a substantially similar mutual fund managed by Arrivato. In some cases, Arrivato will create the Arrivato mutual fund or classes into which AIF mutual funds or classes will reorganize. Complete details of the proposed reorganizations will be sent to AIF mutual fund shareholders along with proxy materials. If the reorganization is approved by shareholders of an AIF fund, shareholders of that AIF mutual fund would become shareholders of the Arrivato mutual fund into which the AIF mutual fund is reorganized.

The reorganizations are expected to be structured as tax-free transactions for federal income tax purposes. Redemptions or transfers from an AIF mutual fund prior to completion of the reorganization may result in tax consequences. You should consult with a competent tax adviser about your individual circumstances. Consummation of the reorganization of any AIF mutual fund is subject to a number of conditions, including approval by shareholders of the AIF mutual fund. The new Arrivato Funds that will result from the reorganizations are not yet available for sale.

The Chairman of the American Independence Funds Trust also serves as Treasurer of the Arrivato Funds and as Managing Partner of Arrivato Advisors; accordingly, he is considered an affiliated person.

In connection with the reorganization approved by the Board of Trustees of American Independence Funds Trust on behalf of the International Multi-Manager Stock Fund (the “Fund”), the Board received information about the

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2005

Acquiring Fund’s structure which is different than the Fund’s master-feeder fund structure. The existing International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the International Equity Portfolio (the “Portfolio”), a series of the American Beacon Master Trust (“Master Trust”), formerly known as the AMR Investment Services Trust, managed by American Beacon Advisors, Inc. (the “Manager”), formerly AMR Investment Services, Inc. If the reorganization is approved by the Fund’s shareholders, the new International Equity Fund will have the same investment objective but will become an actively managed fund.

9. Payments from Affiliates:

During the period ended October 31, 2005, INTRUST Financial Services, Inc. reimbursed certain advisory fees related to violations of certain investment policies and limitations. The advisory fees reimbursed were specifically related to the Money Market Fund, Stock Fund, Ultra Short Fund, and the Kansas Tax-Exempt Fund. The amount of the reimbursements were $0.89, $2,741.33, $8.44, and $14.48 respectively.

10. Line of Credit:

The funds participate in a short-term, demand note agreement with JP Morgan Chase Bank. Under the agreement, the funds may borrow up to $3 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

During the period ended October 31, 2005, the Stock Fund had borrowed against the Line of Credit. The details of the borrowing were as follows:

Average Amount Outstanding –	$3,000,000
Average Interest rate –	3.76%
Total Interest charges* –	$927

*	Total interest charged is included in Other Expenses on the Statement of Operations.

11. Federal Income Tax Information:

At October 31, 2005, the following Funds had a net capital loss carry forward which is available to offset future net capital gains, if any:

	Amount	Expires
Ultra Short Bond Fund	$171,658	2013
Stock Fund	1,065,621	2010
Stock Fund	166,929	2011
Kansas Tax-Exempt Bond Fund*	617,546	2008
Kansas Tax-Exempt Bond Fund*	1,379,613	2009
Kansas Tax-Exempt Bond Fund*	2,495	2011
Kansas Tax-Exempt Bond Fund*	122,004	2012
Kansas Tax-Exempt Bond Fund*	88,129	2013

*	Information is as of the Fund’s tax year ended August 31, 2005.

It is the Trust’s Board of Trustees intent not to distribute any realized gains until the capital loss carry forwards have been offset or expire.

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2005

The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2005 was as follows:

	Dividends paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Dividends	Tax Return of Capital	Total Dividends Paid
Money Market Fund	$1,461,146	$—	$1.461,146	$—	$—	$1,461,146
UltraShort Bond Fund	1,677,191	62,639	1,739,830	—	—	1,739,830
Intermediate Bond Fund	2,214,317	249,784	2,464,101	—	—	2,464,101
Stock Fund	1,159,418	—	1,159,418	—	—	1,159,418
International Multi-Manager Stock Fund	1,746,141	—	1,746,141	—	—	1,746,141
Kansas Tax-Exempt Bond Fund*	—	—	—	5,674,861	—	5,674,861

*	Information is as of the Fund’s tax year ended August 31, 2005.

The tax character of dividends paid to shareholders during the fiscal year ended October 31, 2004 was as follows:

	Dividends paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Dividends	Tax Return of Capital	Total Dividends Paid
Money Market Fund	$430,792	$—	$430,792	$—	$—	$430,792
UltraShort Bond Fund	1,103,253	112,302	1,215,555	—	—	1,215,555
Intermediate Bond Fund	2,188,872	259,583	2,448,455	—	—	2,448,455
Stock Fund	1,375,792	—	1,375,792	—	—	1,375,792
International Multi-Manager Stock Fund	1,082,089	—	1,082,089	—	—	1,082,089
Kansas Tax-Exempt Bond Fund*	84,978	—	84,978	5,812,218	—	5,897,196

*	Information is as of the Fund’s tax year ended August 31, 2004.

As of October 31, 2005 the components of accumulated earnings on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation***	Total Accumulated Earnings/(Deficit)
Money Market Fund	$—	$211,631	$—	$211,631	$(201,133)	$—	$—	$10,498
UltraShort Bond Fund	—	109,118	—	109,118	(103,100)	(171,658)	(435,013)	(600,653)
Intermediate Bond Fund	—	153,227	6,226	159,450	(101,102)	—	(428,210)	(369,862)
Stock Fund	—	1,083,471	—	1,083,471	—	(1,232,550)	24,363,969	24,214,890
International Multi-Manager Stock Fund	—	6,922,854	576,073	7,498,927	—	—	14,211,303	21,710,230
Kansas Tax- Exempt Bond Fund*	547,317	—	—	547,317	(481,709)	(2,209,787)	5,134,445	2,990,266

*	Information is as of the Fund’s tax year ended August 31, 2005.
**	See note above regarding the capital loss carry forwards.
***	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

American Independence Funds Trust

Notes to Financial Statements, continued

October 31, 2005

12. Other Federal Income Tax Information (unaudited) :

For the fiscal year ended October 31, 2005, 100% of the income dividends paid by the Stock Fund qualify for the dividends received deduction available to corporate shareholders.

During the taxable year ended August 31, 2005, the Kansas Tax-Exempt Bond Fund declared tax-exempt income distributions in the amount of $5,674,861.

For the fiscal year ended October 31, 2005, dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Completed information will be reported in conjunction with the 2005 Form 1099-Div.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

American Independence Funds Trust:

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust – Money Market Fund, UltraShort Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund and Kansas Tax-Exempt Bond Fund (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

December 29, 2005

American Independence Funds Trust

Investment Advisor Contract Approval (Unaudited)

October 31, 2005

At a meeting held August 26, 2005, the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements defined below, approved the continuation of the Master Investment Advisory Contract, the Investment Advisory Contract Supplements between the Trust and INTRUST Financial Services (“INTRUST”), the Assumption Agreement between INTRUST Bank and INTRUST and the master-feeder arrangement with respect to the International Multi-Manager Fund (collectively, the “Contracts”). In determining whether to approve the continuance of the Contracts, the Board considered information about INTRUST, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. The following summary describes certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Contracts.

The Investment Adviser and Sub-Advisers:

The Board considered the scope and quality of services provided by INTRUST and the Funds’ Sub-Advisers, particularly the portfolio managers and other personnel responsible for providing services to the Funds. The Board also reviewed financial data on INTRUST and its affiliates and the Funds’ Sub-Advisers and their affiliates. In addition, the Board focused on INTRUST’s long-standing relationship with the Funds. The Board also discussed performance record of the Funds’ Sub-Advisers as well as their effectiveness in ensuring that the Funds have been in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations.

Performance and Expenses of the Funds:

UltraShort Bond Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer groups (ii) data concerning the fees and expenses of the Fund compared to Lipper Load Short Investment Grade Funds Average peer group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST and the Funds’ Sub-Adviser, Galliard. In particular, the Board noted the Fund, before fees, outperformed its Lipper Ultra ShortBond average for the 12-month period ended June 30, 2005. In addition, the Board noted that the Fund’s total expense ratios were above average for the Lipper Peer Group and the Fund’s advisory fees, before and after waivers, were more than the Peer Group average. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST and the Funds’ Sub-Adviser provides.

Intermediate Bond Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group, (ii) data concerning the fees and expenses of the Fund compared to Lipper Load Intermediate Investment Grade Funds Average peer group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST and the Funds’ Sub-Adviser, Galliard. In particular, the Board noted that the Fund, before fees, outperformed its Lipper Peer Group average for the 12-month period ended June 30, 2005. In addition, the Board noted that the Fund’s total expense ratios were above the average for the Lipper Peer Group but noted the Fund’s advisory fee, was less than the Peer Group average. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST provides.

American Independence Funds Trust

Investment Advisor Contract Approval (Unaudited), Continued

October 31, 2005

Stock Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance ranking of the Fund in its’ peer group of comparable size (Lipper Multi- Cap Value Funds Average), (ii) data concerning the fees and expenses of the Fund compared to Lipper Load Large Cap Value Funds Average peer group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST and the Fund’s Sub-Advisers, American Beacon and Barrow. In particular, the Board noted that, the Fund outperformed its Lipper Peer Group average for the 12-month period ended June 30, 2005. In addition, the Board noted that the Fund’s total expense ratio, after waivers, was above the median for the Lipper Peer Group and the Fund’s advisory fee, after waivers, was more than the Peer Group average. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST provides.

International Multi-Manager Stock Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group of comparable size (Lipper International Multi-Cap Value Funds Index), (ii) data concerning the fees and expenses of the Fund compared to Lipper Load International Multi Cap Value Funds Average peer group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST and the Portfolio’s adviser, American Beacon. The Board noted the Fund’s performance was slightly less than the Lipper International Fund Index average for the one-year period ending June 30, 2005. The Board also noted the Fund’s advisory fee, including the master fund’s advisory fee, after waivers, was lower than the Lipper Peer Group average and that the Fund’s total expense ratio, was slightly more than the Lipper Peer Group average. Based on these factors, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST provides.

Kansas Tax Exempt Bond Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group of comparable size (Lipper Kansas Municipal Funds Average), (ii) data concerning the fees and expenses of the Fund compared to its Lipper Load State Tax Exempt Funds Peer Group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST and the Fund’s Sub-Adviser, Galliard. The Board noted that the Fund performed less than the Lipper Kansas Funds Average’s performance for the one-year period ending June 30, 2005. In addition, the Board noted that the total expenses of Fund’s Institutional shares and Class A shares, after waivers, were above the Lipper Peer Group average; however the Fund’s advisory, after waivers, was lower than the Lipper Peer Group after waivers. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST provide.

Money Market Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its’ peer group (Lipper Money Market Funds Average) (ii) data concerning the fees and expenses of the Fund compared to its Lipper Peer Group, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST and American Beacon. The Board noted that the Fund outperformed its Lipper Peer Group for the period ended June 30, 2005. In addition, the Board noted that the Fund’s total expenses, after waivers, were above average for the Lipper Peer

American Independence Funds Trust

Investment Advisor Contract Approval (Unaudited), Continued

October 31, 2005

Group and the Fund’s advisory fee, after waivers, was less than the Peer Group average. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST provides.

Other Factors:

In addition to the above factors, the Board discussed the other compensation or possible benefits to INTRUST, including compensation payable by the Funds to INTRUST’s affiliate for custodian services. The Board considered investment advisory fee breakpoints and determined that they were not appropriate at this time.

Conclusion:

The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the Agreements are fair and reasonable with respect to the services that INTRUST provides which include the selection and monitoring of the Sub-Advisers of the Funds, and INTRUST’s evaluation of each Fund’s investment performance relative to other comparable funds and relevant indexes; (2) the analysis of the costs and any net profits to INTRUST of performing services for the Funds in the past year, including the fact that INTRUST waived a portion of its fee for the previous year and will continue to waive a portion of its fee for the current year in order to maintain the Funds’ expense ratios and (3) the comparison of data by Lipper Analytical Services showing the advisory fees and other expenses of each Fund and those of other comparable funds, with and without the effects of any voluntary limits on Fund expenses and fees. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

American Independence Funds Trust

Other Information (Unaudited)

October 31, 2005

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-888-266-8787; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending July 31 and January 31 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

American Independence Funds Trust

Information about Trustees and Officers (Unaudited)

October 31, 2005

Name, Date of Birth (Age) and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement

Phillip J. Owings (Age: 60) 5001 East 106th Street Tulsa, OK 74137-7216	Trustee since 8/29/00	Consultant. Formerly, President and Division Manager, SunGard Wealth Management Services, LLC, (2001-2003); formerly, Executive Vice President of INTRUST Bank, (1996-2001).

Ronald L. Baldwin (Age: 50) 7907 W. 137th St. Overland Park, KS 66223	Trustee since 8/29/00	Prior to December , 2005 Director, INTRUST Financial Services, Inc.; President and Chief Operating Officer of INTRUST Bank N.A.

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement

Terry L. Carter (Age: 57) 4705 S. 129th East Avenue Tulsa, OK 74134	Trustee since 11/25/96	Senior Vice President of QuikTrip Corporation.

Thomas F. Kice (Age: 56) 1150 Woodridge Drive Wichita, Kansas 67206	Trustee since 11/25/96	President of Kice Industries, Inc.

George Mileusnic (Age: 51) 3900 Lakebreeze Avenue N. Minneapolis, MN 55429	Trustee since 11/25/96	Chief Financial Officer of Caribou Coffee (2001-present). Chief Financial Officer of Dean & Deluca (2000-2001). Executive Vice President of The Coleman Company (9/89-9/98).

John J. Pileggi (Age: 46) 350 Fifth Avenue, 59th Floor New York, NY 10118	Trustee since 11/25/96	Managing Partner of Arrivato Advisors since 2004. Chairman of the Board of Trustees. Formerly, President and Chief Executive Officer, Mercantile Capital Advisors, Inc.(2002-2004). Formerly, President and Chief Executive Officer, PLUSFunds.com (2000-2002). Formerly, President and CEO of ING Mutual Fund Management Co. LLC (1998- 2000). Formerly, Director of Furman Selz LLC (1994- 1998).

Peter Ochs (Age: 52) 319 South Oak Street Wichita, Kansas 67213	Trustee since 9/24/01	Manager of Ochs & Associates, Inc.

American Independence Funds Trust

Information about Trustees and Officers (Unaudited), continued

October 31, 2005

EXECUTIVE OFFICERS	Term
Lifetime of Trust until removal, resignation or retirement*

David Bunstine (Age: 42)	President since 8/20/04	Vice President, BISYS Fund Services Ohio, Inc. since 1994; Client Services Manager, BISYS Fund Services Ohio, Inc. (1996-1998).

Trent Statczar (Age: 34)	Treasurer since 4/29/02	Vice President, BISYS Fund Services, Inc. since 2003; Director of Financial Services of BISYS Fund Services (2000 – 2003). Employed by BISYS (1993-present).

Curtis Barnes (Age: 52)	Secretary since 12/6/02	Vice President, BISYS Fund Services, Inc., 1995-present.

Alicia Guagliardo (Age: 40)	Chief Compliance Officer since 8/20/04	Chief Compliance Officer, INTRUST Financial Services, Inc.; Employed INTRUST since June 1999.

Thomas S. Gangel (Age: 50)	Vice President since 8/22/02	President, INTRUST Financial Services, Inc.

The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi, and Ochs. Each of the members of the committee are not “interested persons” of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust’s financial officers and independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

The Trust also has a Nominating Committee that is comprised of the non-interested Trustees. The Nominating Committee’s primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board.

Fellow Shareholders,

I am pleased to present you with the Annual Report for the American Beacon International Equity Fund (formerly known as the American AAdvantage International Equity Fund) for the twelve months ended October 31, 2005. As investors faced increasing oil prices, rising interest rates and devastating natural disasters internationally, most financial markets experienced modest growth. The exception to this rule was the strong performance of international markets. The Dow Jones Industrial Average posted gains of 6.5%, the S&P 500 Index increased by 8.7% and the MSCI EAFE Index returned 18.1%.

Please review the enclosed market overviews, portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. To obtain further details about the American Beacon Funds family or access your account information, please visit our web site at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon International Equity Fund.

Sincerely,

William F. Quinn
President, American Beacon Funds

International Equity Market Overview

International equities continued to outperform U.S. equities in the twelve-months ending October 31, 2005 with the MSCI EAFE index up +18.1 percent in U.S. dollar terms vs. +8.7 percent for the S&P 500. Returns were even greater for international equities in local currency terms as the dollar appreciated considerably against most major currencies during this period. The dollar gained approximately 9.1 percent vs. the Japanese Yen, 6.3 percent vs. the Euro and 3.7 percent vs. the British Pound. The main driver for the dollar’s performance was the widening interest rate differential between the U.S. and other regions as the Federal Reserve continued to raise the short-term Fed Funds rate to 4 percent, while the European Central Bank kept short-tem rates at a six-decade low of 2 percent. Japan kept rates at essentially zero and the Bank of England actually lowered rates once.

Stocks rose sharply at the end of 2004 as oil prices eased, alleviating concerns that higher energy costs would restrain earnings and economic growth. The rally started right after the U.S. presidential election, as uncertainty over the election’s outcome was lifted. On a regional basis, markets in the 12-country euro region, were among the index’s best performers for the quarter, led by Austria, France, and Germany. U.K. stocks trailed other euro regions due to declines in energy shares, as oil prices fell, and to losses 7experienced by drug makers after Merck & Co. recalled its Vioxx painkiller. Japanese stocks also lagged, as Japan’s economy stalled and the yen reached a four-year high late in 2004.

After concerns regarding global growth emerged in the first half of 2005, international stocks later rebounded as investors became more confident that companies’ profit forecasts could withstand record energy prices. Energy stocks outpaced the market as the price of oil briefly topped $70 per barrel after hurricanes Katrina and Rita devastated the Gulf shores, crippling U.S. oil production and refining in the area. Growth in the European economies appeared to be improving. In Germany, business confidence rose to a new high in September. Unemployment in Italy reached a new low, and consumer spending in France was strong. European multinational corporations have benefited from a weak euro in 2005, making their goods more attractive abroad.

Japanese stocks were among the best performers, as investors cheered the reelection of Prime Minister Koizumi and the reshuffling of his cabinet. Many feel that Koizumi’s strong showing in the polls has given him a clear mandate to continue the restructuring of the Japanese economy, including privatization of the postal savings system. There is also increasing optimism that deflation is near an end with land prices in Tokyo rising for the first time in fifteen years and speculation that the Bank of Japan will soon end its zero interest rate policy. Japanese banks would be one of the biggest beneficiaries of higher interest rates, as well as lower delinquencies and greater loan volumes as a result of the improving economy. Investors have also been encouraged that consumer and capital spending are fueling an economic rebound in Japan, rather than exports and government outlays.

The combination of a global economic recovery and extremely accommodative monetary policy around the world has led to significant outperformance of the riskier parts of the global equity markets, such as small stocks, deeply cyclical companies, and emerging markets stocks. As the economic recovery matures, and central banks in many parts of the world tighten monetary policy, we will watch for investors to rotate into larger, more consistently profitable companies. The outperformance of smaller stocks has already begun to moderate in the United States and this trend may spread internationally going forward.

AMERICAN BEACON INTERNATIONAL EQUITY PORTFOLIO

Top 10 Holdings

As of October 31, 2005

% of Net Assets
GlaxoSmithKline plc	2.4%
Royal Bank of Scotland Group plc	2.1%
Sanofi-Synthelabo	1.9%
Total S.A.	1.8%
Vodafone Group plc	1.6%
BAE Systems plc	1.4%
BNP Paribas S.A.	1.4%
France Telecom S.A.	1.4%
Koninklijke (Royal) Philips Electronics N.V.	1.3%
Nestle SA	1.3%

AMERICAN BEACON INTERNATIONAL EQUITY PORTFOLIO

Regional Allocation

As of October 31, 2005

Regional Allocation*	% of Equities
Europe	71.0%
Pacific Rim	27.1%
North America	1.7%
Central America	0.2%

*	Allocations based upon gross investments in Portfolio

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2005

	Shares	Value
STOCKS - 94.06%
AUSTRALIA - 1.86%
AUSTRALIA PREFERRED STOCK - 0.16%
AMP Limited	697,790	$3,814,000

TOTAL AUSTRALIA PREFERRED STOCK		3,814,000

AUSTRALIA COMMON STOCK - 1.70%
Alumina Limited	1,946,800	8,436,000
Commonwealth Bank of Australia	216,840	6,313,000
Macquarie Airports Management Limited +	2,332,513	5,249,000
Macquarie Infrastructure Group +	1,991,299	5,120,000
Multiplex Group +	1,580,886	3,919,000
National Australia Bank	356,430	8,818,000
The News Corporation Limited +	189,580	2,701,000

TOTAL AUSTRALIA COMMON STOCK		40,556,000

TOTAL AUSTRALIA		44,370,000

BELGIUM COMMON STOCK - 0.23%
Belgacom SA	166,900	5,596,000

TOTAL BELGIUM COMMON STOCK		5,596,000

CANADA COMMON STOCK - 1.56%
Alcan, Incorporated	138,171	4,353,000
BCE, Incorporated	318,360	7,860,000
Celestica, Incorporated +	757,200	7,187,000
Husky Energy, Incorporated ^	141,880	6,547,000
Manulife Financial Corporation	219,028	11,414,000

TOTAL CANADA COMMON STOCK		37,361,000

DENMARK COMMON STOCK - 0.13%
Vestas Wind Systems +	147,226	3,188,000

TOTAL DENMARK COMMON STOCK		3,188,000

FINLAND COMMON STOCK - 1.28%
KCI Konecranes Oyj ^	112,450	4,884,000
M-real Oyj	459,670	2,187,000
Nokia Oyj	329,500	5,529,000
Stora Enso Oyj	241,700	3,094,000
UPM-Kymmene Oyj	775,600	14,977,000

TOTAL FINLAND COMMON STOCK		30,671,000

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2005

	Shares	Value
FRANCE COMMON STOCK - 11.03%
Accor S.A.	109,880	5,484,000
AXA	951,681	27,553,000
BNP Paribas S.A.	444,278	33,677,000
Carrefour S.A.	368,137	16,357,000
Compagnie Generale des Etablissements Michelin	103,230	5,570,000
France Telecom S.A. +	1,240,630	32,244,000
Lafarge S.A.	68,700	5,650,000
Lagardere S.C.A.	122,500	8,416,000
Sanofi-Synthelabo	555,517	44,470,000
Schneider Electric S.A.	150,370	12,347,000
Suez S.A.	596,573	16,146,000
Total S.A.	173,850	43,774,000
Vinci S.A.	155,072	12,105,000

TOTAL FRANCE COMMON STOCK		263,793,000

GERMANY - 6.24%
GERMANY PREFERRED STOCK - 1.14%
Depfa Bank plc	571,319	8,895,000
Deutsche Bank AG	140,800	13,187,000
Heidelberger Druck ^	146,000	4,636,000
Schering AG	9,100	562,000

TOTAL GERMANY PREFERRED STOCK		27,280,000

GERMANY COMMON STOCK - 5.10%
BASF AG +^	60,610	4,369,000
Bayer AG ^	118,010	4,097,000
Bayerische Motoren Werke (BMW) AG	261,882	11,360,000
Celesio AG ^	135,245	11,689,000
Deutsche Post AG	1,249,012	27,832,000
E.ON AG +^	150,032	13,593,000
Merck KGaA ^	44,840	3,710,000
Muenchener Rueckversicherung-Gesellschaft AG +^	23,787	2,794,000
Siemens AG	287,750	21,399,000
Volkswagen AG ^	389,300	21,209,000

TOTAL GERMANY COMMON STOCK		122,052,000

TOTAL GERMANY		149,332,000

HONG KONG COMMON STOCK - 2.16%
Cheung Kong Holdings Limited	869,000	9,072,000
Denway Motors Limited	6,500,000	1,956,000
HBSC Holdings plc +	297,600	4,662,000
Henderson Land Development Company Limited	2,045,000	9,135,000
Hutchison Whampoa Limited	207,000	1,965,000
PetroChina Company Limited +	20,910,000	16,000,000
Swire Pacific Limited +	995,500	8,934,000

TOTAL HONG KONG COMMON STOCK		51,724,000

IRELAND COMMON STOCK - 1.53%
Allied Irish Banks plc	280,490	5,870,000
Bank of Ireland	1,012,300	15,377,000
CRH plc	616,495	15,409,000

TOTAL IRELAND COMMON STOCK		36,656,000

ITALY COMMON STOCK - 2.58%
Banco Popolare di Verona e Novara Scrl	326,908	6,033,000
Eni S.p.A. ^	829,291	22,181,000
Finmeccanica SpA	228,260	4,151,000
Telecom Italia S.p.A.	5,317,389	15,383,000
UniCredito Italiano S.p.A. ^	2,514,353	14,040,000

TOTAL ITALY COMMON STOCK		61,788,000

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2005

	Shares	Value
JAPAN COMMON STOCK - 17.12%
Acom Company Limited	125,550	8,176,000
Alps Electric Company Limited ^	186,300	2,959,000
Canon, Incorporated	224,300	11,870,000
DENSO Corporation	105,500	3,011,000
East Japan Railway Company	2,282	13,603,000
Fujitsu Limited	1,138,000	7,543,000
Hitachi Limited +	713,000	4,384,000
Honda Motor Company Limited	245,700	13,647,000
Hoya Corporation +^	334,800	11,635,000
Fuji Photo Film Company Limited	119,000	3,800,000
Japan Tobacco, Incorporated	250	3,957,000
The Joyo Bank Limited	583,000	3,910,000
Kao Corporation	270,000	6,448,000
KDDI Corporation	1,782	10,171,000
Konica Minolta Holdings, Inc.	1,291,840	10,690,000
Mabuchi Motor Company Limited ^	71,800	3,494,000
Minebea Company Limited	1,098,000	4,286,000
Mitsubishi Tokyo Financial Group, Incorporated	1,642	20,705,000
Murata Manufacturing Company Limited	265,600	13,329,000
NEC Corporation	434,000	2,158,000
Nidec Corporation	106,100	6,210,000
Nintendo Company Limited	53,200	5,972,000
Nippon Express Company	1,845,500	10,135,000
Nippon Telegraph & Telephone Corporation +	1,294	6,166,000
Nomura Holdings, Incorporated	1,193,100	18,372,000
NTT DoCoMo, Incorporated	3,725	6,448,000
Promise Company Limited	197,050	12,522,000
Ricoh Company Limited	328,000	5,196,000
ROHM Company Limited	103,000	8,351,000
Sekisui House Limited	560,000	6,969,000
Seiko Epson Corporation	143,200	3,529,000
Shinsei Bank, Limited ^	984,000	5,736,000
Shin-Etsu Chemical Company Limited	267,800	12,889,000
Sompo Japan Insurance, Incorporated	628,000	9,444,000
Sony Corporation	391,300	12,760,000
Sumitomo Chemical Company Limited	1,169,600	6,905,000
Sumitomo Mitsui Financial Group, Incorporated +	1,086	10,113,000
Sumitomo Trust and Banking Company Limited	863,000	7,332,000
Takeda Chemical Industries Limited	475,800	26,163,000
Takefuji Corporation	343,370	24,131,000
Tokyo Gas Company Limited ^	2,408,000	9,486,000
Toyoda Gosei Company Limited ^	225,988	4,234,000
Toyota Motor Corporation	432,400	20,075,000
Yamanouchi Pharmaceutical Company Limited	296,100	10,588,000

TOTAL JAPAN COMMON STOCK		409,502,000

MEXICO COMMON STOCK - 0.19%
Teléfonos de México, S.A. de C.V., ADR +	223,400	4,508,000

TOTAL MEXICO COMMON STOCK		4,508,000

NETHERLANDS COMMON STOCK - 7.08%
ABN AMRO Holding N.V.	368,276	8,701,000
Heineken N.V.	179,600	5,688,000
IHC Caland N.V.	78,300	6,052,000
ING Groep N.V.	859,014	24,766,000
Koninklijke (Royal) Philips Electronics N.V.	1,184,167	30,952,000
Reed Elsevier N.V.	200,230	2,695,000

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2005

	Shares	Value
Royal Dutch Shell plc, A shares	893,330	27,543,000
Royal Dutch Shell plc, A shares, ADR +	13,600	844,000
Royal Dutch Shell plc, B shares	801,629	26,155,000
TPG N.V. +	791,081	18,667,000
Unilever N.V.	78,447	5,518,000
VNU N.V.	196,600	6,250,000
Wolters Kluwer N.V.	300,910	5,581,000

TOTAL NETHERLANDS COMMON STOCK		169,412,000

NEW ZEALAND COMMON STOCK - 0.34%
Telecom Corporation of New Zealand Limited ^	1,985,869	8,126,000

TOTAL NEW ZEALAND COMMON STOCK		8,126,000

NORWAY COMMON STOCK - 1.60%
Frontline Limited +^	220,200	8,770,000
DnB Nor ASA	287,500	2,940,000
Statoil ASA	392,200	8,708,000
Telenor ASA	1,828,790	17,874,000

TOTAL NORWAY COMMON STOCK		38,292,000

PORTUGAL COMMON STOCK - 0.97%
Energias de Portugal, S.A.	2,433,100	6,884,000
Portugal Telecom, SGPS, S.A.	1,795,103	16,217,000

TOTAL PORTUGAL COMMON STOCK		23,101,000

SINGAPORE COMMON STOCK - 1.24%
Creative Technology Limited	659,320	4,836,000
Development Bank of Singapore Group Holdings Limited	1,652,095	14,950,000
Oversea-Chinese Banking Corporation Limited	2,655,960	9,895,000

TOTAL SINGAPORE COMMON STOCK		29,681,000

SOUTH KOREA COMMON STOCK - 2.75%
Kookmin Bank, ADR +^	262,210	15,318,000
Korea Electric Power Corporation	86,860	2,833,000
KT Corporation +	134,110	5,414,000
LG Electronics, Incorporated	76,760	5,019,000
POSCO	26,221	5,364,000
Samsung Electronics Company Limited	36,645	19,609,000
Samsung Electronics Company Limited, GDR, 144A (Note A) +	22,500	6,008,000
SK Telecom Company Limited	34,976	6,325,000

TOTAL SOUTH KOREA COMMON STOCK		65,890,000

SPAIN COMMON STOCK - 2.17%
Banco Popular Español SA	526,400	6,392,000
Banco Santander Central Hispano SA	36,150	461,000
Banco Santander Central Hispano SA, GDR	583,044	7,390,000
Iberdrola S.A.	227,197	6,080,000
Repsol YPF S.A. +	284,340	8,475,000
Telefonica S.A. +	1,440,047	22,968,000

TOTAL SPAIN COMMON STOCK		51,766,000

SWEDEN COMMON STOCK - 2.24%
Atlas Copco AB ^	491,430	8,975,000
Autoliv, Incorporated +^	156,650	6,729,000
Electrolux AB ^	256,480	5,973,000
ForeningsSparbanken AB ^	144,600	3,567,000
Nordea AB +	641,720	6,291,000
Securitas AB ^	397,230	6,037,000
Stora Enso Oyj, Series A	70,802	912,000
Stora Enso Oyj, Series R ^	222,142	2,846,000

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2005

	Shares	Value
TDC A/S +	116,000	6,494,000
Volvo AB ^	140,410	5,776,000

TOTAL SWEDEN COMMON STOCK		53,600,000

SWITZERLAND COMMON STOCK - 6.98%
Adecco SA	143,820	6,133,000
Ciba Specialty Chemicals Holding, Incorporated	143,000	8,215,000
Compagnie Financiere Richemont AG	191,300	7,280,000
Credit Suisse Group	589,085	26,043,000
Geberit AG	7,131	4,931,000
Lonza Group AG	132,493	7,632,000
Nestle SA +	101,010	30,066,000
Novartis AG	552,530	29,708,000
Swiss Reinsurance	232,040	15,668,000
Syngenta AG	71,951	7,702,000
UBS AG	68,050	5,776,000
Zurich Financial Services AG +	104,100	17,741,000

TOTAL SWITZERLAND COMMON STOCK		166,895,000

UNITED KINGDOM COMMON STOCK - 22.79%
Alliance Unichem plc	409,450	5,586,000
AMVESCAP plc	353,530	2,223,000
Anglo American plc	221,595	6,546,000
Aviva plc	902,640	10,659,000
BAA plc	950,007	10,318,000
BAE Systems plc +	5,886,740	34,422,000
Barclays plc	1,461,500	14,480,000
Barratt Development plc	567,300	7,593,000
Boots Group plc	589,500	6,423,000
BP plc	2,700,520	29,890,000
British American Tobacco Industries plc	783,545	17,246,000
British Sky Broadcasting Group plc	786,860	7,104,000
BT Group plc +	1,602,643	6,050,000
Cadbury Schweppes plc	1,838,870	18,099,000
Centrica plc	3,788,395	16,004,000
Cobham plc	922,800	2,514,000
Compass Group plc	3,539,535	11,906,000
Diageo plc	1,475,147	21,805,000

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2005

	Shares	Value
GKN plc	1,597,018	7,867,000
GlaxoSmithKline plc +	2,228,806	57,987,000
HBOS plc	438,600	6,476,000
HSBC Holdings plc	575,500	9,056,000
Imperial Tobacco Group plc	344,340	9,875,000
Kingfisher plc	2,189,968	8,215,000
Marks and Spencer Group plc +	1,358,500	10,035,000
National Grid plc	1,356,178	12,400,000
Pearson plc	476,710	5,300,000
Prudential plc	1,036,550	8,698,000
Reed Elsevier plc +	887,360	8,101,000
Rentokil Initial plc	1,495,670	4,064,000
Reuters Group plc +	1,421,272	9,034,000
Rolls-Royce plc	1,128,050	7,289,000
Rolls-Royce Group plc +	37,676,870	67,000
Royal Bank of Scotland Group plc	1,770,732	49,026,000
J. Sainsbury plc	1,368,008	6,756,000
Shire Pharmaceuticals Group plc	378,040	4,466,000
Smiths Group plc	455,630	7,356,000
Standard Chartered plc	184,450	3,873,000

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Schedule of Investments

October 31, 2005

FUTURES CONTRACTS

Issuer	No. of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
France CAC 40 Index	281	Dec 2005	$14,935,000	$(223,000)
Germany DAX Index	73	Dec 2005	10,770,000	(235,000)
UK FTSE 100 Index	423	Dec 2005	39,856,000	(470,000)
Hang Seng Index	28	Nov 2005	2,598,000	(1,000)
Italy MIB 30 Index	30	Dec 2005	5,887,000	(234,000)
Tokyo FE TOPIX Index	309	Dec 2005	38,491,000	3,171,000
Spain IBEX 35 Index	50	Nov 2005	6,271,000	41,000
Sweden OMX Index	335	Nov 2005	3,715,000	38,000
Canada S&PCDA 60 Index	118	Dec 2005	11,726,000	(471,000)
Australia SPI Index	100	Dec 2005	8,327,000	(83,000)
Netherlands 200 AEX Index	55	Nov 2005	5,188,000	78,000

			$147,764,000	$1,611,000

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Contracts to Receive		Settlement Date	Market Value	Unrealized Gain/(Loss)
7,849	Australian Dollar	12/16/2005	$5,859,000	$(187,000)
9,376	Canadian Dollar	12/16/2005	7,949,000	(33,000)
24,854	Euro Currency	12/16/2005	29,861,000	(1,099,000)
2,700,730	Japanese Yen	12/16/2005	23,326,000	(1,516,000)
16,881	Pound Sterling	12/16/2005	29,866,000	(1,123,000)
18,531	Swedish Krona	11/16/2005	2,335,000	(149,000)
11,140	Swiss Franc	12/16/2005	8,677,000	(354,000)

Total contracts to receive (Payable amount $112,334,000)			$107,873,000	$(4,461,000)

Net Currency Flux				$(4,461,000)

INDUSTRY DIVERSIFICATION

Percent of Net Assets
Consumer Discretionary	12.12%
Consumer Staples	7.72%
Energy	7.95%
Financials	24.42%
Health Care	8.15%
Industrials	10.96%

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Statement of Assets and Liabilities

October 31, 2005

ASSETS:
Investments in unaffiliated securities, at value (a) (c)	$2,250,464,000
Investments in affiliated securities, at value (b)	295,796,000
Cash denominated in foreigh currency (cost $5,006,000)	5,010,000
Deposit with broker for futures contracts	20,087,000
Dividends and interest receivable	3,943,000
Reclaims receivable	150,000
Receivable for investments sold	41,000
Receivable for variation margin on open futures contracts	2,619,000

Total assets	2,578,110,000

LIABILITIES:
Payable for investments purchased	2,687,000
Payable upon return of securities loaned	176,304,000
Management and investment advisory fees payable	2,222,000
Unrealized depreciation on foreign currency contracts	4,461,000
Other liabilities	189,000

Total liabilities	185,863,000

Net assets applicable to investors’ beneficial interests	$2,392,247,000

(a) Cost of unaffiliated securities	$1,878,571,000
(b) Cost of affiliated securities	$295,796,000
(c) Market value of securities on loan	$167,603,000

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Statement of Operations

Year ended October 31, 2005

INVESTMENT INCOME:
Interest income	$212,000
Dividend income from unaffiliated securities (net of foreign taxes of $9,235,000)	58,505,000
Dividend income from affiliated securities	3,350,000
Income derived from securities lending, net	3,130,000

Total investment income	65,197,000

EXPENSES:
Management and investment advisory fees	7,905,000
Custodian fees	1,034,000
Professional fees	105,000
Other expenses	98,000

Total expenses	9,142,000

Net investment income	56,055,000

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from:
Investments	121,488,000
Commission recapture	363,000
Foreign currency transactions	45,711,000
Futures contracts	26,614,000
Change in net unrealized appreciation or depreciation of:
Investments	155,367,000
Foreign currency contracts and translations	1,799,000
Futures contracts	(109,826,000)
Net increase from payments by affiliates	941,000

Net gain on investments	242,457,000

Net increase in net assets resulting from operations	$298,512,000

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Statement of Changes in Net Assets

	Year Ended October 31,
	2005	2004
INCREASE IN NET ASSETS:
OPERATIONS:
Net investment income	$56,055,000	$31,238,000
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	194,176,000	117,757,000
Net increase from payments by affiliates	941,000	—
Change in net unrealized appreciation or depreciation of investments, futures contracts and foreign currency translations	47,340,000	162,138,000

Net increase in net assets resulting from operations	298,512,000	311,133,000

TRANSACTIONS IN INVESTORS’ BENEFICIAL INTERESTS:
Contributions	770,101,000	676,161,000
Withdrawals	(559,367,000)	(387,228,000)

Net increase in net assets resulting from transactions in investors’ beneficial interests	210,734,000	288,933,000

Net increase in net assets	509,246,000	600,066,000

NET ASSETS:
Beginning of period	1,883,001,000	1,282,935,000

End of period	$2,392,247,000	$1,883,001,000

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
	2005		2004	2003	2002	2001	2000
Total Return	15.38%	(a)	22.85%	31.97%	-10.25%	N/A	N/A
Ratios to Average Net Assets:
Expenses	0.41%		0.46%	0.49%	0.47%	0.49%	0.44%
Net investment income	2.49%		1.99%	2.26%	1.86%	1.82%	1.93%
Portfolio turnover rate	37%		36%	44%	43%	36%	45%

(a)	Total return prior to reimbursements by subadvisors was 15.34%

AMERICAN BEACON INTERNATIONAL EQUITY FUND

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class					PlanAhead Class
	Year Ended October 31,					Year Ended October 31,
	2005	2004 (b)	2003 (f)	2002	2001 (e)	2005	2004 (b)	2003 (f)	2002	2001 (e)
Net asset value, beginning of period	$18.47	$15.46	$12.10	$13.77	$17.95	$18.31	$15.34	$11.95	$13.58	$17.72

Income from investment operations:
Net investment income (a) (d)	0.45	0.30	0.25	0.21	0.24	0.41	0.26	0.22	0.15	0.19
Net gains (losses) on securities (both realized and unrealized) (d)	2.30	3.12	3.47	(1.62)	(2.96)	2.29	3.08	3.46	(1.56)	(2.92)

Total income (loss) from investment operations	2.75	3.42	3.72	(1.41)	(2.72)	2.70	3.34	3.68	(1.41)	(2.73)

Less distributions:
Dividends from net investment income	(0.24)	(0.41)	(0.36)	(0.26)	(0.22)	(0.22)	(0.37)	(0.29)	(0.22)	(0.17)
Distributions from net realized gains on securities	—	—	—	—	(1.24)	—	—	—	—	(1.24)

Total distributions	(0.24)	(0.41)	(0.36)	(0.26)	(1.46)	(0.22)	(0.37)	(0.29)	(0.22)	(1.41)

Redemption fees added to beneficial interest	—	— (i)	— (i)	—	—	— (i)	— (i)	— (i)	—	—

Net asset value, end of period	$20.98	$18.47	$15.46	$12.10	$13.77	$20.79	$18.31	$15.34	$11.95	$13.58

Total return	15.04%	22.49%	31.61%	(10.51)%	(16.54)%	14.73%	22.16%	31.62%	(10.57)%	(16.79)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,286,441	$1,029,272	$722,333	$537,476	$519,151	$560,770	$310,540	$177,425	$99,636	$13,948
Ratios to average net assets (annualized):
Expenses, net of waivers (d)	0.70%	0.76%	0.79%	0.75%	0.78%	0.95%	1.02%	1.10%	1.04%	1.10%
Expenses, before waivers (d)	0.70%	0.76%	0.79%	0.75%	0.78%	0.95%	1.02%	1.10%	1.04%	1.10%
Net investment income, net of waivers (d)	2.18%	1.69%	1.97%	1.56%	1.54%	1.98%	1.46%	1.68%	1.35%	1.22%
Net investment income (losses), before waivers (d)	2.18%	1.69%	1.97%	1.56%	1.54%	1.98%	1.46%	1.68%	1.35%	1.22%
Portfolio turnover rate (c)	37%	36%	44%	43%	36%	37%	36%	44%	43%	36%

(a)	Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.
(b)	The Boston Company was added as an investment advisor to the International Equity Fund on September 27, 2004.
(c)	The International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.
(d)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon Master Trust International Equity Portfolio.
(e)	Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.
(f)	Independence Investment Associates, Inc. was removed as an investment advisor to the International Equity Fund on October 24, 2003.
(g)	Not annualized
(h)	Portfolio turnover rate is for the period November 1, 2002 through October 21, 2003.
(i)	Amounts represent less than $0.01 per share.
(j)	Annualized.

AMERICAN BEACON INTERNATIONAL EQUITY FUND

Financial Highlights

(For a share outstanding throughout the period)

	Service Class					AMR Class
	Year Ended October 31,			May 1 to October 31,		Year Ended October 31,
	2005		2004 (b)	2003 (f)		2005		2004 (b)	2003 (f)	2002	2001 (e)
Net asset value, beginning of period	$18.24		$15.31	$12.18		$18.58		$15.54	$12.18	$13.86	$18.07

Income from investment operations:
Net investment income (a) (d)	0.37		0.30	0.09		0.50		0.34	0.29	0.24	0.28
Net gains (losses) on securities (both realized and unrealized) (d)	2.26		2.99	3.04		2.33		3.14	3.46	(1.62)	(2.98)

Total income (loss) from investment operations	2.63		3.29	3.13		2.83		3.48	3.75	(1.38)	(2.70)

Less distributions:
Dividends from net investment income	(0.26)		(0.36)	—		(0.29)		(0.44)	(0.39)	(0.30)	(0.27)
Distributions from net realized gains on securities	—		—	—		—		—	—	—	(1.24)

Total distributions	(0.26)		(0.36)	—		(0.29)		(0.44)	(0.39)	(0.30)	(1.51)

Redemption fees added to beneficial interest	—	(i)	— (i)	—	(i)	—	(i)	— (i)	— (i)	—	—

Net asset value, end of period	$20.61		$18.24	$15.31		$21.12		$18.58	$15.54	$12.18	$13.86

Total return	14.45%		21.88%	25.70	%(g)	15.32	%(g)	22.84%	31.77%	(10.26)%	(16.35)%

Ratios and supplemental data:
Net assets, end of period (in thousands)	$2,987		$739	$1		$448,096		$460,114	$322,801	$264,579	$301,762
Ratios to average net assets (annualized):
Expenses, net of waivers (d)	1.21%		1.27%	1.50	%(j)	0.44%		0.49%	0.52%	0.49%	0.52%
Expenses, before waivers (d)	1.21%		6.26%	1,139.08	%(j)	0.44%		0.49%	0.52%	0.49%	0.52%
Net investment income, net of waivers (d)	1.72%		0.81%	1.33	% (j)	2.51%		1.97%	2.22%	1.81%	1.78%
Net investment income (losses), before waivers (d)	1.72%		(4.18)%	(1,136.25	)%(j)	2.51%		1.97%	2.22%	1.81%	1.78%
Portfolio turnover rate (c)	37	%(g)	36%	44	%(h)	37%		36%	44%	43%	36%

(a)	Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.
(b)	The Boston Company was added as an investment advisor to the International Equity Fund on September 27, 2004.
(c)	The International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.
(d)	The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the American Beacon Master Trust International Equity Portfolio.
(e)	Causeway Capital Management, LLC replaced Merrill Lynch Investment Managers, L.P. as investment advisor to the International Equity Fund on August 31, 2001.
(f)	Independence Investment Associates, Inc. was removed as an investment advisor to the International Equity Fund on October 24, 2003.
(g)	Not annualized
(h)	Portfolio turnover rate is for the period November 1, 2002 through October 21, 2003.
(i)	Amounts represent less than $0.01 per share.
(j)	Annualized.

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements

October 31, 2005

1. Organization and Significant Accounting Policies

American Beacon Master Trust (the “Trust”), formerly known as AMR Investment Services Trust, is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. The American Beacon Master Trust International Equity Portfolio (the “Portfolio”) is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the “Board”) to issue beneficial interests in the Portfolio.

American Beacon Advisors, Inc. (the “Manager”), formerly known as AMR Investment Services, Inc., is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. (“American”), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

The following is a summary of the significant accounting policies followed by the Portfolio.

Security Valuation

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally 4 p.m. ET, each day that the Exchange is open for business. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method which approximates market value.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board. In the light of the judgement involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Most foreign markets close before the Exchange. Developments that could affect the values of securities that occur between the close of a foreign market and the close of the Exchange normally will not be reflected in security valuations. If such developments are so significant such that they will, in the judgement of the pricing committee of the Portfolio, clearly and materially affect the value of securities, the previous closing prices may be adjusted to reflect the fair value of the securities as of the close of the Exchange, as determined in good faith and pursuant to procedures approved by the Board. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service.

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements - Continued

October 31, 2005

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale.

The Portfolio may purchase securities with delivery or payment to occur at a later date. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

There is uncertainty regarding the collectibility of tax reclaims by the Portfolio due to its partnership status for federal income tax purposes. As such, the Portfolio did not accrue tax reclaims totaling $897,336 during the period. Upon determination of the Portfolio’s entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Portfolio’s Statement of Operations.

Forward Foreign Currency Contracts

The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract.

Futures Contracts

The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements - Continued

October 31, 2005

Upon entering into a futures contract, the Portfolio is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents 5% of the face value of the futures contract. The initial margin amount is reflected as Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in the initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

Federal Income and Excise Taxes

The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor will be taxed on its share of the Portfolio’s ordinary income and capital gains. It is intended that the Portfolio’s assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, portfolio management and securities lending services. Investment assets of the Portfolio are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees paid during the period were as follows:

Management Fee Rate	Management Fee	Amounts paid to Investment Advisors	Net Amounts Retained by Manager
.25% - .60%	$7,905,000	$5,652,000	$2,253,000

As compensation for services provided by the Manager in connection with securities lending activities, the Portfolio pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 25% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements - Continued

October 31, 2005

paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 25% of such loan fees. During the year ended October 31, 2005, the Portfolio paid securities lending fees of $431,846 to the Manager. This fee is netted against securities lending income in the Statement of Operations.

Investment in Affiliated Funds

The Portfolio is permitted, pursuant to an exemptive order by the Securities and Exchange Commission (“SEC”) and approved procedures by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the “Select Fund”), an affiliated fund. The Portfolio and the Select Fund have the same investment advisor and therefore, are considered to be affiliated. Cash collateral received by the Portfolio in connection with securities lending may be invested in the Select Fund and the American Beacon Enhanced Cash Trust (collectively, the “Affiliated Funds”). The Manager serves as Trustee and investment advisor to the Affiliated Funds and receives an annualized fee equal to 0.10% of the average daily net assets of the Affiliated Funds. During the period, the Manager earned fees from the Affiliated Funds totaling $121,825 on the Portfolio’s direct investment in the Affiliated Funds, and $440,321 from securities lending collateral invested in the Affiliated Funds.

During the period, the Fund had purchases of $1,089,485,000 and sales of $1,100,723,000, for an ending balance of $119,493,000, excluding balances held in the securities lending collateral account.

Interfund Lending Program

Pursuant to an exemptive order by the SEC, the Portfolio, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Portfolio to borrow from, or lend money to, other participating series managed by the Manager. At October 31, 2005, the Portfolio had not utilized the credit facility.

Other

Certain officers or Trustees of the Trust are also current or former officers or employees of the Manager or American. The Trust makes no direct payments to its officers. Mr. Feld and the non-interested Trustees (other than Mr. O’Sullivan) and their spouses are provided free unlimited air transportation on American. Retired trustees and their spouses are provided free air transportation on American, up to a maximum annual value of $40,000. The Trust compensates each Trustee with payments in an amount equal to the Trustee’s income tax on the value of this free airline travel. Mr. O’Sullivan, as a retiree of American, already receives flight benefits. Mr. O’Sullivan receives an annual retainer of $40,000 plus $1,250 for each Board meeting attended.

During the year ended October 31, 2005, subadvisors voluntarily reimbursed the Portfolio for certain losses totaling $941,000. A $383,000 reimbursement was made to compensate the Portfolio for a loss associated with a rights offering that expired. The shares that would have been acquired through a full exercise of the rights were subsequently purchased on the open markets. The subadvisor reimbursed the Portfolio for the appreciation of the shares over the exercise price, transaction costs and foreign exchange costs incurred in making this purchase in the open market. A $558,000 reimbursement was made to compensate the Portfolio for a loss associated with a security that violated investment restrictions. These reimbursements are reflected in the gain/loss section of the Statement of Operations.

AMERICAN BEACON MASTER TRUST INTERNATIONAL EQUITY PORTFOLIO

Notes to Financial Statements - Continued

October 31, 2005

3. Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2005 were $1,087,075,000 and $778,783,000, respectively.

4. Securities Lending

The Portfolio may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is marked to market and monitored daily. To the extent that a loan is collateralized by cash, such collateral shall be invested by the securities lending agent (the “Agent”) in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Portfolio and the Agent and is recorded as income for the Portfolio. To the extent that a loan is secured by non-cash collateral, brokers pay the Portfolio negotiated lenders’ fees, which are divided between the Portfolio and the Agent and are recorded as securities lending income for the Portfolio. The Portfolio also continues to receive income on the securities loaned, and any gain or loss in the market prices of securities loaned that may occur during the term of the loan.

Risks to the Portfolio in securities lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

At October 31, 2005, securities with a market value of approximately $167,603,000 were loaned by the Portfolio. Cash collateral held by the custodian for the Portfolio in an investment in the Affiliated Funds totaled $176,304,000.

5. Commission Recapture

The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

American Beacon Master Trust International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of American Beacon Master Trust International Equity Portfolio (the “Portfolio”), a portfolio of the American Beacon Master Trust (formerly known as the AMR Investment Services International Equity Portfolio and the AMR Investment Services Trust, respectively), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon Master Trust International Equity Portfolio at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 21, 2005

Trustees and Officers of the American Beacon Funds

and the American Beacon Master Trust

(Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) and the American Beacon Master Trust (the “Master Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

William F. Quinn** (57)	Trustee and President of Trust since 1987 and AMR Trust since 1995	President, American Beacon Advisors, Inc. (1986-Present); Chairman (1989-2003) and Director (1979-1986, 2003-Present), American Airlines Federal Credit Union; Director, Crescent Real Estate Equities, Inc. (1994-Present); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-Present); Advisory Director, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member, New York Stock Exchange Pension Manager Committee (1997-1998, 2000-2002); Chairman, Committee for the Investment of Employee Benefits Defined Benefit Sub-Committee (1982-Present); Director, United Way of Tarrant County (1988-2000, 2004-Present); Trustee, American Beacon Mileage Funds (1995-Present); Trustee, American Beacon Select Funds (1999-Present).

Alan D. Feld** (68)	Trustee since 1996	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-Present); Trustee, CenterPoint Properties (1994-Present); Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present).
NON-INTERESTED TRUSTEES
Term
Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (61)	Trustee since 2004	Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); Board Member, Baylor University Medical Center Foundation (1992-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Trustees and Officers of the American Beacon Funds

and the American Beacon Master Trust — Continued

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)
Brenda A. Cline (44) 301 Commerce Street Suite 2240 Fort Worth, Texas 76102	Trustee since 2004	Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1999-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Richard A. Massman (62)	Trustee since 2004	Senior Vice President and General Counsel, Hunt Consolidated, Inc. (holding company engaged in energy, real estate, farming, ranching and venture capital activities) (1994-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Stephen D. O’Sullivan (70)	Trustee of Trust since 1987 and AMR Trust since 1995	Consultant (1994-Present); Trustee, American Beacon Mileage Funds (1995-Present); Trustee, American Beacon Select Funds (1999-Present).

R. Gerald Turner (59) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-Present); Member, United Way of Dallas Board of Directors; Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Member, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present).

Kneeland Youngblood (49) 100 Crescent Court Suite 1740 Dallas, Texas 75201	Trustee since 1996	Managing Partner, Pharos Capital Group, LLC (a private equity firm) (1998-Present); Trustee, The Hockaday School (1997-Present); Director, Starwood Hotels and Resorts (2001-Present); Member, Council on Foreign Relations (1995-Present); Director, Just For the Kids (1995-2001); Director, L&B Realty Advisors (1998-2000); Trustee, Teachers Retirement System of Texas (1993-1999); Director, Starwood Financial Trust (1998-2001); Trustee, St. Mark’s School of Texas (2002-Present); Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present).

Trustees and Officers of the American Beacon Funds

and the American Beacon Master Trust — Continued

(Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS
Term
One Year

Brian E. Brett (45)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment advisor) (1996-2004).

Nancy A. Eckl (43)	VP of Trust since 1990 and AMR Trust since 1995	Vice President, Trust Investments, American Beacon Advisors, Inc. (1990-Present).

Michael W. Fields (51)	VP of Trust since 1989 and AMR Trust since 1995	Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present).

Rebecca L. Harris (38)	Treasurer since 1995	Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).

John B. Roberson (47)	VP of Trust since 1989 and AMR Trust since 1995	Vice President, Client Relations & Special Projects, American Beacon Advisors, Inc. (2004-Present); Vice President, Director of Sales, American Beacon Advisors, Inc. (1991-2004); Director, Pritchard, Hubble & Herr, LLC (investment advisor) (2001-Present).

Christina E. Sears (34)	Chief Compliance Officer since 2004 and Secretary since 2005	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Senior Compliance Analyst, American Beacon Advisors, Inc. (1998-2004).

*	The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O’Sullivan.

**	Messrs. Quinn and Feld are deemed to be “interested persons” of the Trust and AMR Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to one or more of the Trust’s and AMR Trust’s investment advisors.

American Beacon Funds

Privacy Policy

(Unaudited)

The American Beacon Funds recognizes and respects the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

NESTEGG Funds

Annual Report

October 31, 2005

NestEgg Capital Preservation Fund

NestEgg 2010 Fund

NestEgg 2020 Fund

NestEgg 2030 Fund

NestEgg 2040 Fund

Important Customer Information, Investment Products:

•	Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,

•	Are not insured by the FDIC, and

•	Are subject to investment risks, including possible loss of the principal amount invested.

This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

NestEgg Funds

NestEgg Capital Preservation Fund

NestEgg 2010 Fund

NestEgg 2020 Fund

NestEgg 2030 Fund

NestEgg 2040 Fund

The American Independence Funds NestEgg Funds are managed by INTRUST Financial Services.

Objectives. The primary goal of each of the dated NestEgg Funds (2010, 2020, 2030, 2040) is to maximize assets for retirement or other purposes, consistent with the quantitatively measured risk that investors on average may be willing to accept, given each Fund’s stated investment time horizon. As might be expected, the funds with later target dates are invested more aggressively.

The primary goal for the NestEgg Capital Preservation Fund is income and moderate, long-term growth of capital. This Fund, the most conservatively managed of the NestEgg Funds, has been designed for investors who have reached retirement or other financial goals, and are ready to start withdrawing and using assets from their accounts.

Strategy. The NestEgg Funds invest in shares of unaffiliated mutual funds – including index funds – money market funds and exchange traded funds; these securities represent broad classes of assets, namely stocks, bonds and money market instruments. INTRUST Financial Services uses an investment model (taking into consideration asset classes, countries, sectors and investment styles) that continually identifies and analyzes major market trends. The investment model helps INTRUST Financial Services determine the best mix of investments for each of the NestEgg Funds.

INTRUST Financial Services relies on the political and economic research of La Jolla Economics to provide insights and interpretations of how today’s events may impact future portfolio performance. Based on this analysis, the portfolio manager allocates each Fund’s assets among various asset classes and sectors, and makes adjustments once each calendar quarter. With regard to the dated Funds, this rebalancing also reflects the fact that the target dates are marginally closer.

The Funds investment approach offers the potential advantage of investing in multiple sectors outside those represented by major benchmarks. For example, on the equity side, the Funds often invest assets in mid-cap and small-cap sectors, and also have exposure to foreign stocks.

Indeed, one of the primary factors driving the Funds’ relatively strong performances over the last 12 months was our exposure to mid-cap, small-cap and international equities. These sectors all outperformed the S&P 500 Index2 by substantial margins, which underscored the value of our active management style and asset-allocation rebalancing. For example, the NestEgg 2040 Fund outperformed the S&P 500 Index, even though the Fund was not 100% invested in underlying equity portfolios.1

We entered the period with a fairly bullish outlook for stocks, based on a number of expectations we had about the state of the U.S economy and the stock market. One insight we had early on was that high oil prices would not seriously damage the economy or ignite significantly higher inflation. Oil did go from $55 a barrel to as high as $70 a barrel, but we believe prices were driven by demand, and that oil prices reflected the strength of the world-wide economy

If anything, high oil prices benefited funds that exploited the opportunity to invest in energy-related stocks, which did very well as a group throughout the period.

Another conviction we had was that the U.S. economy was fairly strong and that the dollar would bounce back from earlier lows. We were right about the dollar surging, but we must acknowledge that domestic stocks did not perform as well as we expected, relative to foreign equities.

As of October 31, 2005, the portfolios of the various NestEgg Funds were diversified among major asset classes, approximately as follows:

	Equities	Bonds	Money markets
Capital Preservation Fund	30%	65%	5%
2010 Fund	37%	58%	5%
2020 Fund	53%	42%	5%
2030 Fund	69%	26%	5%
2040 Fund	85%	10%	5%

Performance. For the year ended October 31, 2005, the Funds produced the following total returns:

	Premium Class	Service Class
Capital Preservation Fund	2.80%	3.37%
2010 Fund	3.64%	4.31%
2020 Fund	5.35%	5.91%
2030 Fund	6.96%	7.59%
2040 Fund	8.63%	9.29%

As a means of comparing the NestEgg Funds’ respective returns, two main benchmarks, the S&P 500 Index2 (stocks) and the Lehman Brothers Aggregate Bond Index (bonds), returned 8.72% and 1.13%, respectively.

All of the Funds, even the conservatively invested NestEgg Capital Preservation Fund, outperformed the bond benchmark and provided various measures of capital appreciation, generally relative to their respective asset allocations. In fact, each NestEgg Fund, with its distinct stock/bond approach, performed as expected; the greater the allocation to stocks, the higher the return.

Looking ahead to our next 12-month period, we believe that stocks will maintain their advantage over bonds. Economic growth could remain solid; as we write this report, a slew of positive economic reports were released, underscoring the economy’s continuing vitality. Such strength bodes well for corporate earnings, which should remain healthy in 2006 and support stock prices in general.

Accordingly, we will continue to base our investment strategy on our analysis and conclusion: that gains are more likely to come from equity allocations, rather than from fixed-income holdings.

Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund’s fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The American Independence Funds Trust Stock Fund commenced operations on January 21, 1997. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund’s investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.

Investments in fixed income securities are subject to interest rate risks. The principal value of a bond falls when interest rates rise and rise when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates.

Equity securities are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this fund will fluctuate as the value of the securities in the portfolio changes.

The risks associated with investing internationally include changes in currency rates, foreign taxation, differences in auditing and other financial standards, etc. which may cause the funds to be more volatile than funds that invest in domestic securities.

[1]	The composition of the Fund’s holdings is subject to change.

[2]	The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. The Lehman Brothers Aggregate Bond Index includes U.S. government, corporate and mortgage-backed securities with maturities up to 30 years. Investors cannot invest in an index, although they can invest in the underlying securities.

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2005 versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return[3]
	Service Class	Premium Class*
Since Inception	3.94%	3.25%
Since Inception	N/A	3.02	% +
1 Year	3.37%	2.80%
1 Year	N/A	1.26	% +
5 Year	3.85%	3.19%
5 Year	N/A	2.87	% +

Past performance is not a prediction of future results, and the graph and table do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of the Fund shares. The Funds’ investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worh more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.

+	Reflects maximum 1.50% sales charge.
*	The performance shown represents the performance of the respective NestEgg Funds’ Service Class Shares since January 4, 1999, the inception date for each of the NestEgg Funds’ Service Class Shares, through October 31, 2002, which performance has been restated to reflect expenses of the Premium Class Shares. Because the Premium Shares expenses are typically higher than the Service Class Shares’ expenses, actual performance of the Premium Class Shares will be lower than the performance of Service Class Shares. In addition, the Performance Table reflects the sales charge applicable to the Premium Class Shares. Prior to November 1, 2002, the NestEgg Funds operated under a “master-feeder” structure.
[1]	The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.
[2]	Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.
[3]	For the twelve month period ended October 31, 2005.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the inderlying securities.

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2005 versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return[5]
	Service Class	Premium Class*
Since Inception	3.04%	2.36%
Since Inception	N/A	2.14	% +
1 Year	4.31%	3.64%
1 Year	N/A	2.04	% +
5 Year	2.12%	1.49%
5 Year	N/A	1.18	% +

Past performance is not a prediction of future results, and the graph and table do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of the Fund shares. The Funds’ investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worh more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.

+	Reflects maximum 1.50% sales charge.
*	The performance shown represents the performance of the respective NestEgg Funds’ Service Class Shares since January 4, 1999, the inception date for each of the NestEgg Funds’ Service Class Shares, through October 31, 2002, which performance has been restated to reflect expenses of the Premium Class Shares. Because the Premium Shares expenses are typically higher than the Service Class Shares’ expenses, actual performance of the Premium Class Shares will be lower than the performance of Service Class Shares. In addition, the Performance Table reflects the sales charge applicable to the Premium Class Shares. Prior to November 1, 2002, the NestEgg Funds operated under a “master-feeder” structure.
[1]	Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.
[2]	The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges.
[3]	The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[4]	The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.
[5]	For the twelve month period ended October 31, 2005.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the inderlying securities.

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2005 versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return[5]
	Service Class	Premium Class*
Since Inception	2.20%	1.53%
Since Inception	N/A	1.31	% +
1 Year	5.91%	5.35%
1 Year	N/A	3.77	% +
5 Year	0.59%	(0.02)%
5 Year	N/A	(0.33	)% +

Past performance is not a prediction of future results, and the graph and table do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of the Fund shares. The Funds’ investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worh more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.

+	Reflects maximum 1.50% sales charge.
*	The performance shown represents the performance of the respective NestEgg Funds’ Service Class Shares since January 4, 1999, the inception date for each of the NestEgg Funds’ Service Class Shares, through October 31, 2002, which performance has been restated to reflect expenses of the Premium Class Shares. Because the Premium Shares expenses are typically higher than the Service Class Shares’ expenses, actual performance of the Premium Class Shares will be lower than the performance of Service Class Shares. In addition, the Performance Table reflects the sales charge applicable to the Premium Class Shares. Prior to November 1, 2002, the NestEgg Funds operated under a “master-feeder” structure.
[1]	Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.
[2]	The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.
[3]	The MSCI EAFE index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[4]	The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges.
[5]	For the twelve month period ended October 31, 2005.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the inderlying securities.

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2005 versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return[5]
	Service Class	Premium Class*
Since Inception	1.85%	1.16%
Since Inception	N/A	0.94	% +
1 Year	7.59%	6.96%
1 Year	N/A	5.34	% +
5 Year	(0.16)%	(0.81)%
5 Year	N/A	(1.11	)% +

Past performance is not a prediction of future results, and the graph and table do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of the Fund shares. The Funds’ investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worh more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.

+	Reflects maximum 1.50% sales charge.
*	The performance shown represents the performance of the respective NestEgg Funds’ Service Class Shares since January 4, 1999, the inception date for each of the NestEgg Funds’ Service Class Shares, through October 31, 2002, which performance has been restated to reflect expenses of the Premium Class Shares. Because the Premium Shares expenses are typically higher than the Service Class Shares’ expenses, actual performance of the Premium Class Shares will be lower than the performance of Service Class Shares. In addition, the Performance Table reflects the sales charge applicable to the Premium Class Shares. Prior to November 1, 2002, the NestEgg Funds operated under a “master-feeder” structure.
[1]	Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage backed securities.
[2]	The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.
[3]	The MSCI EAFE index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[4]	The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges.
[5]	For the twelve month period ended October 31, 2004.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the inderlying securities.

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from January 4, 1999 (fund inception) through October 31, 2005 versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

	Average Annual Total Return[4]
	Service Class	Premium Class*
Since Inception	1.46%	0.78%
Since Inception	N/A	0.56	% +
1 Year	9.29%	8.63%
1 Year	N/A	6.96	% +
5 Year	(0.98)%	(1.62)%
1 Year	N/A	(1.92	)% +

Past performance is not a prediction of future results, and the graph and table do not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of the Fund shares. The Funds’ investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worh more or less than their original purchase price. For performance current to most recent month-end, please call us at 800-658-5811.

+	Reflects maximum 1.50% sales charge.
*	The performance shown represents the performance of the respective NestEgg Funds’ Service Class Shares since January 4, 1999, the inception date for each of the NestEgg Funds’ Service Class Shares, through October 31, 2002, which performance has been restated to reflect expenses of the Premium Class Shares. Because the Premium Shares expenses are typically higher than the Service Class Shares’ expenses, actual performance of the Premium Class Shares will be lower than the performance of Service Class Shares. In addition, the Performance Table reflects the sales charge applicable to the Premium Class Shares. Prior to November 1, 2002, the NestEgg Funds operated under a “master-feeder” structure.
[1]	The Wilshire 5000 Index seeks to track the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges.
[2]	The MSCI EAFE index measures performance of a diverse range of developed country global stock markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. The foundation for the various MSCI indices is a database of approximately 1,500 companies listed on the stock exchanges for the 24 countries for which there are MSCI national indices. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
[3]	The Lipper Flexible Portfolio Fund Index is composed of certain mutual funds investing in domestic common stocks, bonds and money market instruments in an asset allocation strategy as tracked by Lipper, Inc.
[4]	For the twelve month period ended October 31, 2005.

During the period shown, certain fees and expenses of the fund may have been reduced and/ or reimbursed. If such fee reductions and/ or reimbursements had not occurred, the performance of the funds would have been lower.

Investors cannot invest directly in an index, although they can invest in the inderlying securities.

NestEgg Funds

Additional Fund Information (Unaudited)

October 31, 2005

The NestEgg Funds invested, as a percentage of net assets, in the following industries as of October 31, 2005.

Capital Preservation Fund:

Security Allocation	Percentage of Net assets
Fixed Income	64.6%
Large Company Equity	11.6%
Mid Cap Equity	6.9%
International Equity	5.9%
Small Company Equity	5.6%
Money Market	4.8%

Total	99.4%

NestEgg 2010 Fund:

Security Allocation	Percentage of Net assets
Fixed Income	57.6%
Large Company Equity	14.2%
Mid Cap Equity	8.5%
International Equity	7.5%
Small Company Equity	7.0%
Money Market	5.1%

Total	99.9%

NestEgg 2020 Fund:

Security Allocation	Percentage of Net assets
Fixed Income	42.3%
Large Company Equity	20.3%
Mid Cap Equity	12.0%
International Equity	10.3%
Small Company Equity	9.9%
Money Market	5.0%

Total	99.8%

NestEgg 2030 Fund:

Security Allocation	Percentage of Net assets
Large Company Equity	26.3%
Fixed Income	26.3%
Mid Cap Equity	15.7%
International Equity	13.5%
Small Company Equity	13.1%
Money Market	4.8%

Total	99.7%

NestEgg 2040 Fund:

Security Allocation	Percentage of Net assets
Large Company Equity	32.5%
Mid Cap Equity	19.5%
International Equity	16.7%
Small Company Equity	16.2%
Fixed Income	10.3%
Money Market	4.8%

Total	100.0%

NestEgg Funds

Additional Fund Information (Unaudited), Continued

October 31, 2005

As a shareholder of the NestEgg Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution [and/or service] 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the NestEgg Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent 6-month period from May 1, 2005 through October 31, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

		Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period** 5/1/05-10/31/05
Capital Preservation Fund	Service Class	$1,000.00	$1,018.40	$5.09	1.00%
	Premium Class	1,000.00	1,015.70	7.88	1.55%
NestEgg 2010 Fund	Service Class	1,000.00	1,024.10	5.20	1.02%
	Premium Class	1,000.00	1,020.00	7.94	1.56%
NestEgg 2020 Fund	Service Class	1,000.00	1,034.60	5.28	1.03%
	Premium Class	1,000.00	1,031.10	8.09	1.58%
NestEgg 2030 Fund	Service Class	1,000.00	1,046.40	5.16	1.00%
	Premium Class	1,000.00	1,043.30	7.98	1.55%
NestEgg 2040 Fund	Service Class	1,000.00	1,057.70	5.19	1.00%
	Premium Class	1,000.00	1,054.00	8.02	1.55%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each NestEgg Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period* 5/1/05-10/31/05	Expense Ratio During Period** 5/1/05-10/31/05
Capital Preservation Fund	Service Class	$1,000.00	$1,020.16	$5.09	1.00%
	Premium Class	1,000.00	1,017.39	7.88	1.55%
NestEgg 2010 Fund	Service Class	1,000.00	1,020.06	5.19	1.02%
	Premium Class	1,000.00	1,017.34	7.93	1.56%
NestEgg 2020 Fund	Service Class	1,000.00	1,020.01	5.24	1.03%
	Premium Class	1,000.00	1,017.24	8.03	1.58%
NestEgg 2030 Fund	Service Class	1,000.00	1,020.16	5.09	1.00%
	Premium Class	1,000.00	1,017.39	7.88	1.55%
NestEgg 2040 Fund	Service Class	1,000.00	1,020.16	5.09	1.00%
	Premium Class	1,000.00	1,017.39	7.88	1.55%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized

NestEgg Capital Preservation Fund

Schedule of Portfolio Investments

October 31, 2005

	Shares	Value
Investment Companies (99.4%)
American Beacon U.S. Government
Money Market Fund (a)	290,150	$290,150
iShares MSCI EAFE Index Fund	6,321	355,556
iShares Russell 2000 Index Fund	4,823	307,611
iShares Russell 2000 Value Index Fund	552	35,190
iShares S&P 500/BARRA Growth Index Fund	935	53,660
iShares S&P Midcap 400 Index Fund	4,724	328,885
iShares S&P Midcap 400/Value Index Fund	1,300	87,633
Vanguard Institutional Index Fund	5,838	644,531
Vanguard Total Bond Market Index Fund	390,593	3,902,028

Total Investment Companies (Cost $5,980,495)		6,005,244

Total Investments (Cost $5,980,495) (b) - 99.4%		6,005,244
Other assets in excess of liabilities - 0.6%		35,091

NET ASSETS - 100.0%		$6,040,335

(a)	Affiliate.
(b)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,205. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$150,9188
Unrealized depreciation	(130,374)

Net unrealized appreciation	$20,544

See notes to financial statements

NestEgg Funds

NestEgg Capital Preservation Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments, at value (cost $ 5,690,345 )		$5,715,094
Investment in affiliate (cost $ 290,150)		290,150

Total Investments		6,005,244

Interest and dividends receivable		16,332
Receivable for capital shares issued		2,511
Receivable from Investment Advisor		20,885
Prepaid expenses and other assets		1,909

Total Assets		6,046,881

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	873
Administration fees	99
Service organization fees	1,406
Transfer agent fees	2,673
Custodian fees	103
Other payables	1,392

Total Liabilities		6,546

Net Assets		$6,040,335

Net Assets consist of:
Capital (a)		5,765,558
Undistributed net investment income		11,598
Accumulated net realized gains from investment transactions		238,430
Unrealized appreciation from investments		24,749

Net Assets		$6,040,335

Service Shares:
Net Assets		$5,779,282

Shares outstanding		559,505

Redemption price per share		$10.33

Premium Shares:
Net Assets		$261,053

Shares outstanding		25,399

Redemption price per share		$10.28

Maximum Sales Charge - Premium Shares		1.50%

Maximum Offering Price Per Premium Share (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$10.44

(a)	Amount for NestEgg Capital Preservation Fund represents $585 of $.001 par value and $5,764,973 of additional paid in capital; unlimited number of shares are authorized.

See Notes to Financial Statements

NestEgg Funds

NestEgg Capital Preservation Fund

Statement of Operations

Year ended October 31, 2005

Investment Income:
Dividend income		$212,706
Dividend income from affiliate		8,329

Total Investment Income		221,035

Expenses:
Investment advisory fees	$43,334
Administration fees	12,381
12b-1 Distribution fees - Service Class	14,859
12b-1 Distribution fees - Premium Class	1,852
Service organization - Service Class	14,859
Service organization - Premium Class	617
Accounting fees	26,950
Custodian fees	1,238
Transfer agent fees	23,270
Other fees	14,836

Total expenses before fee reductions		154,196
Expenses contractually reduced/reimbursed by the Investment Advisor		(69,359)
Expenses contractually reduced by the Distributor		(15,353)
Expenses voluntarily reduced by the Administrator		(6,191)

Net Expenses		63,293

Net Investment Income		157,742

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		249,933
Change in unrealized appreciation/depreciation from investments		(201,930)

Net realized/unrealized gains from investments		48,003

Change in Net Assets Resulting from Operations		$205,745

See Notes to Financial Statements

NestEgg Funds

NestEgg Capital Perservation Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$157,742	$142,600
Net realized gains from investment transactions	249,933	284,947
Change in unrealized appreciation/depreciation from investments	(201,930)	(77,178)

Change in net assets resulting from operations	205,745	350,369

Distributions to Service Class Shareholders:
From net investment income	(153,096)	(143,045)
From net realized gains on investments	(156,833)	—

Distributions to Premium Class Shareholders:
From net investment income	(4,829)	(780)
From net realized gains on investments	(5,626)	—

Change in net assets from shareholder distributions	(320,384)	(143,825)

Capital Share Transactions:
Proceeds from shares issued	1,598,137	900,005
Proceeds from dividends reinvested	320,318	143,795
Cost of shares redeemed	(1,966,496)	(1,084,419)

Change in net assets from capital share transactions	(48,041)	(40,619)

Change in net assets	(162,680)	165,925

Net Assets:
Beginning of period	6,203,015	6,037,090

End of period *	$6,040,335	$6,203,015

Share Transactions:
Issued	152,464	86,500
Reinvested	30,783	13,827
Redeemed	(188,593)	(104,509)

Change in shares	(5,346)	(4,182)

*	Includes accumulated net investment income of $ 11,598 and $ 11,779, respectively.

See Notes to Financial Statements

NestEgg Funds

NestEgg Capital Preservation Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001
Net Asset Value, Beginning of Period	$10.51	$10.16	$9.47	$9.84		$9.96		$9.95

Investment Activities:
Net investment income	0.27	0.25	0.26	0.14		0.26		0.36
Net realized and unrealized gains (losses) on investments	0.08	0.35	0.70	(0.40)		(0.08)		0.18

Total from Investment Activities	0.35	0.60	0.96	(0.26)		0.18		0.54

Distributions:
Net investment income	(0.27)	(0.25)	(0.27)	(0.10)		(0.28)		(0.35)
Net realized gains on investment transactions	(0.26)	—	—	(0.01)		(0.02)		(0.18)

Total Distributions	(0.53)	(0.25)	(0.27)	(0.11)		(0.30)		(0.53)

Net Asset Value, End of Period	$10.33	$10.51	$10.16	$9.47		$9.84		$9.96

Total Return (excludes sales charge)	3.37%	5.95%	10.32%	(2.63	)%(b)	1.79%		5.51%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$5,779	$6,075	$6,018	$5,366		$5,595		$5,074
Ratio of expenses to average net assets	1.00%^^	1.00%^^	1.00%^^	1.24	%^(c)	1.36	%^	1.50	%^
Ratio of net investment income to average net assets	2.57%	2.38%	2.58%	2.18	%^(c)	2.61	%^	3.45	%^
Ratio of expenses to average net assets*	2.47%^^	2.00%^^	2.05%^^	1.84	%^(c)	1.67	%^	2.12	%^
Portfolio turnover	33%	35%	53%	49	%(d)	116	%(d)	58	%(d)

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
^	These ratios include income and expenses charged from the corresponding Master Portfolio.
^^	Does not include expenses of the investment companies in which the fund invests.
(a)	The Funds changed their fiscal year end from February 28 to October 31.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover rate represents that of the corresponding Master Portfolio.

See Notes to Financial Statements

NestEgg Funds

NestEgg Capital Preservation Fund

Financial Highlights, Premium Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003 (a)
Net Asset Value, Beginning of Period	$10.46	$10.12	$9.47

Investment Activities:
Net investment income	0.21	0.18	0.25
Net realized and unrealized gains on investments	0.08	0.37	0.64

Total from Investment Activities	0.29	0.55	0.89

Distributions:
Net investment income	(0.21)	(0.21)	(0.24)
Net realized gains on investment transactions	(0.26)	—	—

Total Distributions	(0.47)	(0.21)	(0.24)

Net Asset Value, End of Period	$10.28	$10.46	$10.12

Total Return (excludes sales charge)	2.80%	5.43%	9.58%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$261	$128	$20
Ratio of expenses to average net assets	1.55%^^	1.55%^^	1.55%^^
Ratio of net investment income to average net assets	2.01%	1.74%	1.47%
Ratio of expenses to average net assets*	2.97%^^	2.51%^^	2.54%^^
Portfolio turnover	33%	35%	53%

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(a)	The Funds began offering the Premium Shares on November 1, 2002.
^^	Does not include expenses of the investment companies in which the fund invests.

See Notes to Financial Statements

NestEgg 2010 Fund

Schedule of Portfolio Investments

October 31, 2005

	Shares	Value
Investment Companies (99.9%)
American Beacon U.S. Government
Money Market Fund (a)	886,405	$886,405
iShares MSCI EAFE Index Fund	22,992	1,293,300
iShares Russell 2000 Index Fund	17,084	1,089,618
iShares Russell 2000 Value Index Fund	1,934	123,293
iShares S&P 500/BARRA Growth Index Fund	3,275	187,952
iShares S&P Midcap 400 Index Fund	16,646	1,158,895
iShares S&P Midcap 400/Value Index Fund	4,553	306,918
Vanguard Institutional Index Fund	20,525	2,265,908
Vanguard Total Bond Market Index Fund	997,491	9,964,931

Total Investment Companies		17,277,220

Total Investments (Cost $16,953,652) (b) - 99.9%		17,277,220
Other assets in excess of liabilities - 0.1%		23,502

NET ASSETS - 100.0%		$17,300,722

(a)	Affiliate.
(b)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,046. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$643,918
Unrealized depreciation	(324,396)

Net unrealized appreciation	$319,522

See notes to financial statements

NestEgg Funds

NestEgg 2010 Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments, at value (cost $ 16,067,247 )		$16,390,815
Investment in affiliate (cost $ 886,405)		886,405

Total Investments		17,277,220

Interest and dividends receivable		42,165
Receivable for capital shares issued		3,747
Receivable due from Investment Advisor		3,109
Prepaid expenses and other assets		4,768

Total Assets		17,331,009

Liabilities:
Payable for capital shares redeemed	14,642
Accrued expenses and other payables:
Investment advisory fees	3,959
Administration fees	283
Service organization fees	3,731
Transfer agent fees	2,766
Custodian fees	293
Other payables	4,613

Total Liabilities		30,287

Net Assets		$17,300,722

Net Assets consist of:
Capital (a)		16,535,451
Undistributed net investment income		28,751
Accumulated net realized gains from investment transactions		412,952
Unrealized appreciation from investments		323,568

Net Assets		$17,300,722

Service Shares:
Net Assets		$17,158,824

Shares outstanding		1,642,202

Redemption price per share		$10.45

Premium Shares:
Net Assets		$141,898

Shares outstanding		13,627

Redemption price per share		$10.41

Maximum Sales Charge - Premium Shares		1.50%

Maximum Offering Price Per Premium Share (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$10.57

(a)	Amount for NestEgg 2010 Fund represents $1,656 of $.001 par value and $16,533,795 of additional paid in capital; unlimited number of shares are authorized.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2010 Fund

Statement of Operations

Year ended October 31, 2005

Investment Income:
Dividend income		$576,708
Dividend income from affiliate		23,507

Total Investment Income		600,215

Expenses:
Investment advisory fees	$125,312
Administration fees	35,804
12b-1 Distribution fees - Service Class	44,416
12b-1 Distribution fees - Premium Class	1,015
Service organization - Service Class	44,416
Service organization - Premium Class	338
Accounting fees	26,950
Custodian fees	3,580
Transfer agent fees	24,137
Other fees	28,016

Total expenses before fee reductions		333,984
Expenses contractually reduced/reimbursed by the Investment Advisor		(91,589)
Expenses contractually reduced by the Distributor		(44,687)
Expenses voluntarily reduced by the Administrator		(17,902)

Net Expenses		179,806

Net Investment Income		420,409

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		919,897
Change in unrealized appreciation/depreciation from investments		(576,635)

Net realized/unrealized gains from investments		343,262

Change in Net Assets Resulting from Operations		$763,671

See Notes to Financial Statements

NestEgg Funds

NestEgg 2010 Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$420,409	$388,446
Net realized gains from investment transactions	919,897	1,034,008
Change in unrealized appreciation/depreciation from investments	(576,635)	(242,255)

Change in net assets resulting from operations	763,671	1,180,199

Distributions to Service Class Shareholders:
From net investment income	(408,845)	(394,496)
Distributions to Premium Class Shareholders:
From net investment income	(2,334)	(1,907)

Change in net assets from shareholder distributions	(411,179)	(396,403)

Capital Share Transactions:
Proceeds from shares issued	3,228,939	2,298,920
Proceeds from dividends reinvested	411,179	396,403
Cost of shares redeemed	(5,580,147)	(2,568,141)

Change in net assets from capital share transactions	(1,940,029)	127,182

Change in net assets	(1,587,537)	904,978

Net Assets:
Beginning of period	18,888,259	17,977,281

End of period *	$17,300,722	$18,888,259

Share Transactions:
Issued	307,508	227,393
Reinvested	39,327	39,106
Redeemed	(533,493)	(255,540)

Change in shares	(186,658)	10,959

*	Includes accumulated net investment income of $ 28,751 and $ 19,521, respectively.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2010 Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001
Net Asset Value, Beginning of Period	$10.25	$9.82	$8.96	$9.77		$10.14		$10.37

Investment Activities:
Net investment income	0.25	0.22	0.21	0.10		0.21		0.28
Net realized and unrealized gains (losses) on investments	0.19	0.43	0.88	(0.83)		(0.37)		(0.14)

Total from Investment Activities	0.44	0.65	1.09	(0.73)		(0.16)		0.14

Distributions:
Net investment income	(0.24)	(0.22)	(0.23)	(0.08)		(0.21)		(0.28)
Net realized gains on investment transactions	—	—	—	—		—		(0.09)

Total Distributions	(0.24)	(0.22)	(0.23)	(0.08)		(0.21)		(0.37)

Net Asset Value, End of Period	$10.45	$10.25	$9.82	$8.96		$9.77		$10.14

Total Return (excludes sales charge)	4.31%	6.66%	12.43%	(7.52	)%(b)	(1.60)%		1.39%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$17,159	$18,765	$17,899	$14,531		$16,503		$14,505
Ratio of expenses to average net assets	1.00%^^	0.94%^^	1.00%^^	1.27	%^(c)	1.33	%^	1.44	%^
Ratio of net investment income to average net assets	2.35%	2.12%	2.23%	1.60	%^(c)	2.14	%^	2.60	%^
Ratio of expenses to average net assets*	1.86%^^	1.71%^^	1.82%^^	1.60	%^(c)	1.58	%^	1.76	%^
Portfolio turnover	30%	34%	48%	61	%(d)	86	%(d)	54	%(d)

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
^	These ratios include income and expenses charged from the corresponding Master Portfolio.
^^	Does not include expenses of the investment companies in which the fund invests.
(a)	The Funds changed their fiscal year end from February 28 to October 31.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover rate represents that of the corresponding Master Portfolio.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2010 Fund

Financial Highlights, Premium Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003 (a)
Net Asset Value, Beginning of Period	$10.22	$9.79	$8.96

Investment Activities:
Net investment income	0.19	0.15	0.25
Net realized and unrealized gains on investments	0.18	0.45	0.79

Total from Investment Activities	0.37	0.60	1.04

Distributions:
Net investment income	(0.18)	(0.17)	(0.21)

Total Distributions	(0.18)	(0.17)	(0.21)

Net Asset Value, End of Period	$10.41	$10.22	$9.79

Total Return (excludes sales charge)	3.64%	6.16%	11.84%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$142	$123	$78
Ratio of expenses to average net assets	1.55%^^	1.49%^^	1.55%^^
Ratio of net investment income to average net assets	1.79%	1.56%	1.27%
Ratio of expenses to average net assets*	2.37%^^	2.22%^^	2.24%^^
Portfolio turnover	30%	34%	48%

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(a)	The Funds began offering the Premium Shares on November 1, 2002.
^^	Does not include expenses of the investment companies in which the fund invests.

See Notes to Financial Statements

NestEgg 2020 Fund

Schedule of Portfolio Investments

October 31, 2005

	Shares	Value
Investment Companies (99.8%)
American Beacon U.S. Government
Money Market Fund (a)	1,511,951	$1,511,951
iShares MSCI EAFE Index Fund	55,812	3,139,425
iShares Russell 2000 Index Fund	42,077	2,683,671
iShares Russell 2000 Value Index Fund	4,936	314,670
iShares S&P 500/BARRA Growth Index Fund	8,360	479,780
iShares S&P Midcap 400 Index Fund	41,040	2,857,205
iShares S&P Midcap 400/Value Index Fund	11,619	783,237
Vanguard Institutional Index Fund	51,374	5,671,699
Vanguard Total Bond Market Index Fund	1,285,877	12,845,913

Total Investment Companies (Cost $ 28,993,403)		30,287,551

Total Investments (Cost $28,993,403) (b) - 99.8%		30,287,551
Other assets in excess of liabilities - 0.2%		48,642

NET ASSETS - 100.0%		$30,336,193

(a)	Affiliate.
(b)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $13,352. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,744,039
Unrealized depreciation	(463,243)

Net unrealized appreciation	$1,280,796

See notes to financial statements

NestEgg Funds

NestEgg 2020 Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments, at value (cost $27,481,452)		$28,775,600
Investment in affiliate (cost $1,511,951)		1,511,951

Total Investments		30,287,551

Interest and dividends receivable		55,480
Receivable for capital shares issued		22,643
Prepaid expenses and other assets		3,160

Total Assets		30,368,834

Liabilities:
Payable for capital shares redeemed	7,917
Accrued expenses and other payables:
Investment advisory fees	$6,937
Administration fees	496
Service organization fees	6,543
Transfer agent fees	3,175
Custodian fees	514
Other payables	7,059

Total Liabilities		32,641

Net Assets		$30,336,193

Net Assets consist of:
Capital (a)		30,639,368
Undistributed net investment income		28,759
Accumulated net realized losses from investment transactions		(1,626,082)
Unrealized appreciation from investments		1,294,148

Net Assets		$30,336,193

Service Shares:
Net Assets		$30,077,588

Shares outstanding		2,929,521

Redemption price per share		$10.27

Premium Shares:
Net Assets		$258,605

Shares outstanding		25,283

Redemption price per share		$10.23

Maximum Sales Charge - Premium Shares		1.50%

Maximum Offering Price Per Premium Share (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$10.39

(a)	Amount for NestEgg 2020 Fund represents $2,955 of $.001 par value and $30,636,413 of additional paid in capital; unlimited number of shares are authorized.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2020 Fund

Statement of Operations

Year ended October 31, 2005

Investment Income:
Dividend income		$841,506
Dividend income from affiliate		41,283

Total Investment Income		882,789

Expenses:
Investment advisory fees	$213,011
Administration fees	60,861
12b-1 Distribution fees - Service Class	75,497
12b-1 Distribution fees - Premium Class	1,735
Service organization - Service Class	75,497
Service organization - Premium Class	578
Accounting fees	26,950
Custodian fees	6,086
Transfer agent fees	29,507
Other fees	43,588

Total expenses before fee reductions		533,310
Expenses contractually reduced/reimbursed by the Investment Advisor		(130,850)
Expenses contractually reduced by the Distributor		(75,960)
Expenses voluntarily reduced by the Administrator		(30,430)

Net Expenses		296,070

Net Investment Income		586,719

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		1,711,757
Change in unrealized appreciation/depreciation from investments		(545,144)

Net realized/unrealized gains from investments		1,166,613

Change in Net Assets Resulting from Operations		$1,753,332

See Notes to Financial Statements

NestEgg Funds

NestEgg 2020 Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$586,719	$482,505
Net realized gains from investment transactions	1,711,757	2,231,654
Change in unrealized appreciation/depreciation from investments	(545,144)	(604,744)

Change in net assets resulting from operations	1,753,332	2,109,415

Distributions to Service Class Shareholders:
From net investment income	(566,216)	(468,796)
Distributions to Premium Class Shareholders:
From net investment income	(3,290)	(2,163)

Change in net assets from shareholder distributions	(569,506)	(470,959)

Capital Share Transactions:
Proceeds from shares issued	4,343,161	3,851,832
Proceeds from dividends reinvested	569,499	470,934
Cost of shares redeemed	(5,646,268)	(3,315,407)

Change in net assets from capital share transactions	(733,608)	1,007,359

Change in net assets	450,218	2,639,815

Net Assets:
Beginning of period	29,885,975	27,240,160

End of period *	$30,336,193	$29,885,975

Share Transactions:
Issued	423,996	397,061
Reinvested	55,622	48,264
Redeemed	(550,915)	(342,585)

Change in shares	(71,297)	102,740

*	Includes accumulated net investment income of $28,759 and $11,546, respectively.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2020 Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001
Net Asset Value, Beginning of Period	$9.88	$9.32	$8.25	$9.36		$10.07		$10.76

Investment Activities:
Net investment income	0.20	0.16	0.16	0.07		0.13		0.18
Net realized and unrealized gains (losses) on investments	0.38	0.56	1.10	(1.12)		(0.71)		(0.58)

Total from Investment Activities	0.58	0.72	1.26	(1.05)		(0.58)		(0.40)

Distributions:
Net investment income	(0.19)	(0.16)	(0.19)	(0.06)		(0.13)		(0.18)
Net realized gains on investment transactions	—	—	—	—		—		(0.11)

Total Distributions	(0.19)	(0.16)	(0.19)	(0.06)		(0.13)		(0.29)

Net Asset Value, End of Period	$10.27	$9.88	$9.32	$8.25		$9.36		$10.07

Total Return (excludes sales charge)	5.91%	7.75%	15.71%	(11.29	)%(b)	(5.78)%		(3.78)%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$30,078	$29,702	$27,160	$21,987		$23,749		$23,513
Ratio of expenses to average net assets	0.97%^^	0.90%^^	1.00%^^	1.25	%^(c)	1.23	%^	1.34	%^
Ratio of net investment income to average net assets	1.93%	1.68%	1.74%	1.25	%^(c)	1.40	%^	1.60	%^
Ratio of expenses to average net assets*	1.75%^^	1.68%^^	1.77%^^	1.64	%^(c)	1.48	%^	1.59	%^
Portfolio turnover	35%	44%	67%	51	%(d)	86	%(d)	39	%(d)

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
^	These ratios include income and expenses charged from the corresponding Master Portfolio.
^^	Does not include expenses of the investment companies in which the fund invests.
(a)	The Funds changed their fiscal year end from February 28 to October 31.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover rate represents that of the corresponding Master Portfolio.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2020 Fund

Financial Highlights, Premium Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003 (a)
Net Asset Value, Beginning of Period	$9.85	$9.30	$8.25

Investment Activities:
Net investment income	0.14	0.10	0.20
Net realized and unrealized gains (losses) on investments	0.39	0.57	1.02

Total from Investment Activities	0.53	0.67	1.22

Distributions:
Net investment income	(0.15)	(0.12)	(0.17)

Total Distributions	(0.15)	(0.12)	(0.17)

Net Asset Value, End of Period	$10.23	$9.85	$9.30

Total Return (excludes sales charge)	5.35%	7.19%	15.12%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$259	$184	$81
Ratio of expenses to average net assets	1.53%^^	1.44%^^	1.46%^^
Ratio of net investment income to average net assets	1.36%	1.12%	0.78%
Ratio of expenses to average net assets*	2.26%^^	2.17%^^	2.21%^^
Portfolio turnover	35%	44%	67%

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(a)	The Funds began offering the Premium Shares on November 1, 2002.
^^	Does not include expenses of the investment companies in which the fund invests.

See Notes to Financial Statements

NestEgg 2030 Fund

Schedule of Portfolio Investments

October 31, 2005

	Shares	Value
Investment Companies (99.7%)
American Beacon U.S. Government
Money Market Fund (a)	870,268	$870,268
iShares MSCI EAFE Index Fund	43,430	2,442,938
iShares Russell 2000 Index Fund	33,175	2,115,902
iShares Russell 2000 Value Index Fund	3,828	244,035
iShares S&P 500/BARRA Growth Index Fund	6,481	371,945
iShares S&P Midcap 400 Index Fund	31,812	2,214,751
iShares S&P Midcap 400/Value Index Fund	9,005	607,027
Vanguard Institutional Index Fund	39,580	4,369,584
Vanguard Total Bond Market Index Fund	474,957	4,744,823

Total Investment Companies (Cost $16,831,760)		17,981,273

Total Investments (Cost $16,831,760) (b) - 99.7%		17,981,273
Other assets in excess of liabilities - 0.3%		48,137

NET ASSETS - 100.0%		$18,029,410

(a)	Affiliate.
(b)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $13,699. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,340,383
Unrealized depreciation	(204,569)

Net unrealized appreciation	$1,135,814

See notes to financial statements

NestEgg Funds

NestEgg 2030 Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments, at value (cost $15,961,492)		$17,111,005
Investment in affiliate (cost $870,268)		870,268

Total Investments		17,981,273

Interest and dividends receivable		21,693
Receivable for capital shares issued		34,926
Receivable due from Investment Advisor		5,059
Prepaid expenses and other assets		2,410

Total Assets		18,045,361

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	$4,110
Administration fees	294
Service organization fees	3,922
Transfer agent fees	3,738
Custodian fees	304
Other payables	3,583

Total Liabilities		15,951

Net Assets		$18,029,410

Net Assets consist of:
Capital (a)		16,742,605
Undistributed net investment income		7,964
Accumulated net realized gains from investment transactions		129,328
Unrealized appreciation from investments		1,149,513

Net Assets		$18,029,410

Service Shares:
Net Assets		$17,777,807

Shares outstanding		1,706,831

Redemption price per share		$10.42

Premium Shares:
Net Assets		$251,603

Shares outstanding		24,285

Redemption price per share		$10.36

Maximum Sales Load - Premium Shares		1.50%

Maximum Offering Price Per Premium Share (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$10.52

(a)	Amount for NestEgg 2030 Fund represents $1,731 of $.001 par value and $16,740,874 of additional paid in capital: unlimited number of shares are authorized.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2030 Fund

Statement of Operations

Year ended October 31, 2005

Investment Income:
Dividend income		$409,636
Dividend income from affiliate		24,480

Total Investment Income		434,116

Expenses:
Investment advisory fees	$124,108
Administration fees	35,460
12b-1 Distribution fees - Service Class	43,774
12b-1 Distribution fees - Premium Class	1,653
Service organization - Service Class	43,774
Service organization - Premium Class	551
Accounting fees	26,950
Custodian fees	3,546
Transfer agent fees	31,053
Other fees	27,616

Total expenses before fee reductions		338,485
Expenses contractually reduced/reimbursed by the Investment Advisor		(97,915)
Expenses contractually reduced by the Distributor		(44,214)
Expenses voluntarily reduced by the Administrator		(17,730)

Net Expenses		178,626

Net Investment Income		255,490

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions		1,122,914
Change in unrealized appreciation/depreciation from investments		(128,231)

Net realized/unrealized gains from investments		994,683

Change in Net Assets Resulting from Operations		$1,250,173

See Notes to Financial Statements

NestEgg Funds

NestEgg 2030 Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$255,490	$165,790
Net realized gains from investment transactions	1,122,914	1,435,714
Change in unrealized appreciation/depreciation from investments	(128,231)	(335,842)

Change in net assets resulting from operations	1,250,173	1,265,662

Distributions to Service Class Shareholders:
From net investment income	(245,526)	(170,972)
Distributions to Premium Class Shareholders:
From net investment income	(2,000)	(870)

Change in net assets from shareholder distributions	(247,526)	(171,842)

Capital Share Transactions:
Proceeds from shares issued	3,826,279	3,725,964
Proceeds from dividends reinvested	247,526	171,842
Cost of shares redeemed	(3,754,263)	(2,584,747)

Change in net assets from capital share transactions	319,542	1,313,059

Change in net assets	1,322,189	2,406,879

Net Assets:
Beginning of period	16,707,221	14,300,342

End of period *	$18,029,410	$16,707,221

Share Transactions:
Issued	371,601	386,828
Reinvested	24,056	17,770
Redeemed	(365,777)	(267,223)

Change in shares	29,880	137,375

*	Includes undistributed net investment income of $ 7,964 and $ 0, respectively.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2030 Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001
Net Asset Value, Beginning of Period	$9.82	$9.14	$7.84	$9.17		$10.18		$11.02

Investment Activities:
Net investment income	0.14	0.10	0.10	0.05		0.08		0.09
Net realized and unrealized gains (losses) on investments	0.60	0.69	1.36	(1.35)		(0.97)		(0.79)

Total from Investment Activities	0.74	0.79	1.46	(1.30)		(0.89)		(0.70)

Distributions:
Net investment income	(0.14)	(0.11)	(0.16)	(0.03)		(0.08)		(0.09)
Net realized gains on investment transactions	—	—	—	—		(0.04)		(0.05)

Total Distributions	(0.14)	(0.11)	(0.16)	(0.03)		(0.12)		(0.14)

Net Asset Value, End of Period	$10.42	$9.82	$9.14	$7.84		$9.17		$10.18

Total Return (excludes sales charge)	7.59%	8.62%	19.02%	(14.04	)%(b)	(8.74)%		(6.42)%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$17,778	$16,547	$14,196	$10,476		$11,304		$10,896
Ratio of expenses to average net assets	1.00%^^	1.00%^^	1.00%^^	1.27	%^(c)	1.36	%^	1.49	%^
Ratio of net investment income to average net assets	1.45%	1.06%	1.23%	0.91	%^(c)	0.80	%^	0.79	%^
Ratio of expenses to average net assets*	1.90%^^	1.79%^^	1.90%^^	1.67	%^(c)	1.68	%^	1.91	%^
Portfolio turnover	43%	49%	77%	51	%(d)	53	%(d)	27	%(d)

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
^	These ratios include income and expenses charged from the corresponding Master Portfolio.
^^	Does not include expenses of the investment companies in which the fund invests.
(a)	The Funds changed their fiscal year end from February 28 to October 31.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover rate represents that of the corresponding Master Portfolio.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2030 Fund

Financial Highlights, Premium Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003 (a)
Net Asset Value, Beginning of Period	$9.78	$9.11	$7.84

Investment Activities:
Net investment income	0.09	0.06	0.15
Net realized and unrealized gains on investments	0.59	0.67	1.26

Total from Investment Activities	0.68	0.73	1.41

Distributions:
Net investment income	(0.10)	(0.06)	(0.14)

Total Distributions	(0.10)	(0.06)	(0.14)

Net Asset Value, End of Period	$10.36	$9.78	$9.11

Total Return (excludes sales charge)	6.96%	8.00%	18.27%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$252	$161	$104
Ratio of expenses to average net assets	1.55%^^	1.55%^^	1.55%^^
Ratio of net investment income to average net assets	0.86%	0.46%	0.27%
Ratio of expenses to average net assets*	2.42%^^	2.29%^^	2.36%^^
Portfolio turnover	43%	49%	77%

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(a)	The Funds began offering the Premium Shares on November 1, 2002.
^^	Does not include expenses of the investment companies in which the fund invests.

See Notes to Financial Statements

NestEgg 2040 Fund

Schedule of Portfolio Investments

October 31, 2005

	Shares	Value
Investment Companies (100.0%)
American Beacon U.S. Government Money Market Fund (a)	882,722	$882,722
iShares MSCI EAFE Index Fund	55,069	3,097,631
iShares Russell 2000 Index Fund	42,158	2,688,837
iShares Russell 2000 Value Index Fund	4,895	312,056
iShares S&P 500/BARRA Growth Index Fund	8,285	475,476
iShares S&P Midcap 400 Index Fund	40,682	2,832,281
iShares S&P Midcap 400/Value Index Fund	11,519	776,496
Vanguard Institutional Index Fund	50,395	5,563,585
Vanguard Total Bond Market Index Fund	191,841	1,916,491

Total Investment Companies (Cost $16,993,112)		18,545,575

Total Investments (Cost $16,993,112) (b) - 100.0%		18,545,575
Other assets in excess of liabilities - 0.0%		5,227

NET ASSETS - 100.0%		$18,550,802

(a)	Affiliate.
(b)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $21,576. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$1,673,663
Unrealized depreciation	(142,776)

Net unrealized appreciation	$1,530,887

See notes to financial statements

NestEgg Funds

NestEgg 2040 Fund

Statement of Assets and Liabilities

October 31, 2005

Assets:
Investments, at value (cost $ 16,110,390 )		$17,662,853
Investment in affiliate (cost $ 882,722 )		882,722

Total Investments		18,545,575

Interest and dividends receivable		10,686
Receivable for capital shares issued		18,759
Receivable due from Investment Advisor		4,645
Prepaid expenses and other assets		2,856

Total Assets		18,582,521

Liabilities:
Payable for capital shares redeemed	16,168
Accrued expenses and other payables:
Investment advisory fees	$4,238
Administration fees	302
Service organization fees	4,107
Transfer agent fees	3,293
Custodian fees	314
Other payables	3,297

Total Liabilities		31,719

Net Assets		$18,550,802

Net Assets consist of:
Capital (a)		17,444,675
Accumulated net realized losses from investment transactions		(446,336)
Unrealized appreciation from investments		1,552,463

Net Assets		$18,550,802

Service Shares:
Net Assets		$18,155,690

Shares outstanding		1,737,962

Redemption price per share		$10.45

Premium Shares:
Net Assets		$395,112

Shares outstanding		38,213

Redemption price per share		$10.34

Maximum Sales Charge - Premium Shares		1.50%

Maximum Offering Price Per Premium Share (100%/(100%-Maximum Sales Charge) of net asset value adjusted to the nearest cent)		$10.50

(a)	Amount for NestEgg 2040 Fund represents $ 1,776 of $ .001 par value and $ 17,442,899 of additional paid in capital; unlimited number of shares are authorized.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2040 Fund

Statement of Operations

Year ended October 31, 2005

Investment Income:
Dividend income		$325,291
Dividend income from affiliate		25,043

Total Investment Income		350,334

Expenses:
Investment advisory fees	$123,988
Administration fees	35,425
12b-1 Distribution fees - Service Class	43,437
12b-1 Distribution fees - Premium Class	2,532
Service organization - Service Class	43,437
Service organization - Premium Class	844
Accounting fees	26,950
Custodian fees	3,542
Transfer agent fees	29,720
Other fees	28,061

Total expenses before fee reductions		337,936
Expenses contractually reduced/reimbursed by the Investment Advisor		(96,987)
Expenses contractually reduced by the Distributor		(44,113)
Expenses voluntarily reduced by the Administrator		(17,712)

Net Expenses		179,124

Net Investment Income		171,210

Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions		1,271,174
Change in unrealized appreciation/depreciation from investments		58,764

Net realized/unrealized gains from investments		1,329,938

Change in Net Assets Resulting from Operations		$1,501,148

See Notes to Financial Statements

NestEgg Funds

NestEgg 2040 Fund

Statements of Changes in Net Assets

	Year ended October 31, 2005	Year ended October 31, 2004
From Investment Activities:
Operations:
Net investment income	$171,210	$83,526
Net realized gains from investment transactions	1,271,174	1,641,144
Change in unrealized appreciation/depreciation from investments	58,764	(385,756)

Change in net assets resulting from operations	1,501,148	1,338,914

Distributions to Service Class Shareholders:
From net investment income	(191,363)	(100,121)
Distributions to Premium Class Shareholders:
From net investment income	(2,699)	(956)

Change in net assets from shareholder distributions	(194,062)	(101,077)

Capital Share Transactions:
Proceeds from shares issued	4,064,307	4,064,962
Proceeds from dividends reinvested	194,062	101,077
Cost of shares redeemed	(3,222,873)	(2,791,497)

Change in net assets from capital share transactions	1,035,496	1,374,542

Change in net assets	2,342,582	2,612,379

Net Assets:
Beginning of period	16,208,220	13,595,841

End of period *	$18,550,802	$16,208,220

Share Transactions:
Issued	395,643	432,840
Reinvested	18,933	10,693
Redeemed	(314,210)	(296,334)

Change in shares	100,366	147,199

*	Includes accumulated (dividends in excess of) net investment income of $0 and $0, respectively.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2040 Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003	Period ended October 31, 2002 (a)		Year ended February 28, 2002		Year ended February 28, 2001
Net Asset Value, Beginning of Period	$9.67	$8.89	$7.38	$8.86		$10.03		$11.42

Investment Activities:
Net investment income	0.10	0.05	0.07	0.03		0.02		—	**
Net realized and unrealized gains (losses) on investments	0.80	0.79	1.57	(1.51)		(1.16)		(1.27)

Total from Investment Activities	0.90	0.84	1.64	(1.48)		(1.14)		(1.27)

Distributions:
Net investment income	(0.12)	(0.06)	(0.13)	—	**	(0.03)		(0.01)
Net realized gains on investment transactions	—	—	—	—		—	**	(0.11)

Total Distributions	(0.12)	(0.06)	(0.13)	—		(0.03)		(0.12)

Net Asset Value, End of Period	$10.45	$9.67	$8.89	$7.38		$8.86		$10.03

Total Return (excludes sales charge)	9.29%	9.51%	22.73%	(16.53	)%(b)	(11.37)%		(11.22)%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$18,156	$15,977	$13,580	$9,159		$10,112		$10,250
Ratio of expenses to average net assets	1.00%^^	1.00%^^	1.00%^^	1.27	%^(c)	1.37	%^	1.46	%^
Ratio of net investment income to average net assets	0.98%	0.56%	0.70%	0.63	%^(c)	0.18	%^	(0.01	)%^
Ratio of expenses to average net assets*	1.90%^^	1.78%^^	1.90%^^	1.69	%^(c)	1.72	%^	1.86	%^
Portfolio turnover	48%	57%	91%	42	%(d)	15	%(d)	20	%(d)

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
**	The amount is less than $0.0005.
^	These ratios include income and expenses charged from the corresponding Master Portfolio.
^^	Does not include expenses of the investment companies in which the fund invests.
(a)	The Funds changed their fiscal year end from February 28 to October 31.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover rate represents that of the corresponding Master Portfolio.

See Notes to Financial Statements

NestEgg Funds

NestEgg 2040 Fund

Financial Highlights, Premium Shares

Selected data for a share outstanding throughout the period indicated

	Year ended October 31, 2005	Year ended October 31, 2004	Year ended October 31, 2003 (a)
Net Asset Value, Beginning of Period	$9.60	$8.86	$7.38

Investment Activities:
Net investment income	0.05	0.01	(0.01)**
Net realized and unrealized gains on investments	0.78	0.78	1.61

Total from Investment Activities	0.83	0.79	1.60

Distributions:
Net investment income	(0.09)	(0.05)	(0.12)

Total Distributions	(0.09)	(0.05)	(0.12)

Net Asset Value, End of Period	$10.34	$9.60	$8.86

Total Return (excludes sales charge)	8.63%	8.88%	22.06%

Ratios/Supplementary Data:
Net Assets at end of period (000)	$395	$231	$16
Ratio of expenses to average net assets	1.55%^^	1.55%^^	1.55%
Ratio of net investment income to average net assets	0.40%	0.06%	(0.18)%
Ratio of expenses to average net assets*	2.41%^^	2.28%^^	2.39%
Portfolio turnover	48%	57%	91%

*	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
**	Net Investment income per share calculated using average shares method.
(a)	The Funds began offering the Premium Shares on November 1, 2002.
^^	Does not include expenses of the investment companies in which the fund invests.

See Notes to Financial Statements

NestEgg Funds

Notes to Financial Statements

October 31, 2005

1. Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven diversified series, including the American Independence Funds and the NestEgg Funds. The accompanying financial statements and financial highlights are those of the five NestEgg Funds: the Capital Preservation Fund, the NestEgg 2010 Fund, the NestEgg 2020 Fund, the NestEgg 2030 Fund and the NestEgg 2040 Fund (individually a “Fund”, collectively the “NestEgg Funds”). Each Fund offers two classes of shares: Premium Class and Service Class.

Each Fund is a “fund of funds”, which means that each Fund invests in other mutual funds, primarily passively-managed index funds. Typically, the underlying index fund’s investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index. Underlying funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Periodically, each Fund will adjust its asset allocation to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons.

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the NestEgg Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS are valued at the market value as of the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time. If there have been no sales for that day on any exchange or system, a security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the NASDAQ official closing price, if applicable. Securities for which market quotations are not readily available are valued at fair value by the Advisor, or the Sub-Advisor, in accordance with guidelines approved by the Trust’s Board of Trustees. The factors to be considered in fair valuing a security include: fundamental analytical data, market conditions, yields of similar securities, trade activity of similar securities and pricing history. Securities may be valued by independent pricing services, approved by the Trust’s Board of Trustees, which use prices provided by market makers or estimates of fair value obtained from yield data relating to instruments or securities with similar characteristics. Investments in other mutual funds are valued at their respective net asset values as reported by such funds.

Investment Transactions and Related Income

Investment transactions are accounted for on the trade date. Dividend income and realized gain distributions from underlying funds are recognized on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are similarly recorded on the ex-dividend date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2005

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses are allocated among the classes, with the exception of distribution fees which are class specific, based upon the proportion of net assets.

Distributions to Shareholders

The Funds declare and pay dividends from net investment income quarterly. Distributions from net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Related Party Transactions:

The Trust and INTRUST Financial Services, Inc. (the “Advisor”) are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of the Funds’ average daily net assets as indicated in the table below. The advisory fee payable to the Advisor is further reduced by a contractual fee waiver through March 1, 2006 to the extent total fund operating expenses exceeded 1.00% on Service Class and 1.55% on Premium Class, on an annual basis, of the applicable Fund’s daily net assets.

The Advisor, under a sub-investment advisor agreement with LaJolla Economics (the “Sub-Advisor”) pays the Sub-Advisor a fee of 0.02%, on an annual basis, of each Fund’s daily net assets for certain advisor services provided to the Fund.

Investment Advisor Fees	Fee in Basis Points (“BPS”)	Reimbursement in BPS	Waiver in BPS	Net Fee in BPS
Capital Preservation Fund	0.70%	-0.59%	-0.53%	-0.42%
NestEgg 2010 Fund	0.70%	-0.08%	-0.43%	0.19%
NestEgg 2020 Fund	0.70%	0.00%	-0.43%	0.27%
NestEgg 2030 Fund	0.70%	-0.12%	-0.43%	0.15%
NestEgg 2040 Fund	0.70%	-0.12%	-0.43%	0.15%

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), and BISYS Fund Services, Inc. (“BISYS Inc.”) are subsidiaries of The BISYS Group, Inc. Certain officers of the Funds are associated with BISYS, which is an Ohio Limited Partnership. Such officers are paid no fees directly by the Funds for serving as officers of the Funds.

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2005

The Trust and BISYS (the “Administrator”) are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, based on each NestEgg Funds’ average daily net assets. The table below indicates this fee for each fund:

Administration Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Capital Preservation Fund	0.20%	-0.10%	0.10%
NestEgg 2010 Fund	0.20%	-0.10%	0.10%
NestEgg 2020 Fund	0.20%	-0.10%	0.10%
NestEgg 2030 Fund	0.20%	-0.10%	0.10%
NestEgg 2040 Fund	0.20%	-0.10%	0.10%

The Trust and BISYS (the “Distributor”) are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each Fund is subject to a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plan, each fund will pay the Distributor up to an annual rate of the average daily net assets of the Service Class shares and the Premium Class shares of the Funds. The table below indicates the annual rates for each fund:

Distribution Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Capital Preservation Fund - Service Class	0.25%	-0.25%	0.00%
NestEgg 2010 Fund - Service Class	0.25%	-0.25%	0.00%
NestEgg 2020 Fund - Service Class	0.25%	-0.25%	0.00%
NestEgg 2030 Fund - Service Class	0.25%	-0.25%	0.00%
NestEgg 2040 Fund - Service Class	0.25%	-0.25%	0.00%
Capital Preservation Fund - Premium Class	0.75%	-0.20%	0.55%
NestEgg 2010 Fund - Premium Class	0.75%	-0.20%	0.55%
NestEgg 2020 Fund - Premium Class	0.75%	-0.20%	0.55%
NestEgg 2030 Fund - Premium Class	0.75%	-0.20%	0.55%
NestEgg 2040 Fund - Premium Class	0.75%	-0.20%	0.55%

BISYS Inc. serves the NestEgg Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent agreement, BISYS Inc., receives an account maintenance fee of $15 per year for each account in existence at any time during the year, in addition to shareholder account fees, activity charges, service charges and various out of pocket charges. Under the terms of the Fund Accounting agreement, BISYS Inc., receives from each fund a minimum annual fee of $15,000, plus out of pocket charges.

BISYS Inc. may directly or through an affiliate, use their fee revenue, past profits, or other revenue sources to pay promotional, administrative, shareholder support, and other expenses to third parties, including broker dealers, in connection with the offer, sale and administration of shares of the Funds.

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2005

Other financial organizations (“Service Organizations”) also may provide administrative services for the NestEgg Funds, such as maintaining shareholder accounts and records. The NestEgg Funds may pay fees to Service Organizations in amounts up to an annual rate of the average daily net assets of the Service Class shares and the Premium Class shares of the NestEgg Funds. The table below indicates the annual rates for each fund:

Service Organization Fees	Fee in BPS	Waiver in BPS	Net Fee in BPS
Capital Preservation Fund - Service Class	0.25%	0.00%	0.25%
NestEgg 2010 Fund - Service Class	0.25%	0.00%	0.25%
NestEgg 2020 Fund - Service Class	0.25%	0.00%	0.25%
NestEgg 2030 Fund - Service Class	0.25%	0.00%	0.25%
NestEgg 2040 Fund - Service Class	0.25%	0.00%	0.25%
Capital Preservation Fund - Premium Class	0.25%	0.00%	0.25%
NestEgg 2010 Fund - Premium Class	0.25%	0.00%	0.25%
NestEgg 2020 Fund - Premium Class	0.25%	0.00%	0.25%
NestEgg 2030 Fund - Premium Class	0.25%	0.00%	0.25%
NestEgg 2040 Fund - Premium Class	0.25%	0.00%	0.25%

Fees are contractually reduced to assist the NestEgg Funds in maintaining an expense ratio of 1.00% for Service Class and 1.55% for Premium Class shares.

4. Shares of Beneficial Interest:

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In the event of a Fund liquidation, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2005, were as follows:

	Purchases	Sales
Capital Preservation Fund	$1,919,957	$2,126,649
NestEgg 2010 Fund	5,172,930	7,091,662
NestEgg 2020 Fund	10,025,105	10,813,935
NestEgg 2030 Fund	7,437,472	7,212,144
NestEgg 2040 Fund	8,993,704	8,021,670

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2005

6. Capital Share Transactions:

Transactions in shares of the Funds are summarized below:

	Capital Preservation Fund		NestEgg 2010 Fund		NestEgg 2020 Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
Capital Transactions:
Service Class Shares:
Proceeds from shares issued	$1,446,372	$792,824	$3,209,360	$2,250,982	$4,206,151	$3,718,374
Dividends reinvested	309,863	143,015	408,845	394,496	566,215	468,771
Cost of shares redeemed	(1,942,069)	(1,083,441)	(5,574,647)	(2,560,138)	(5,572,827)	(3,277,126)

Service Class Share Transactions	$(185,834)	$(147,602)	$(1,956,442)	$85,340	$(800,461)	$910,019

Premium Class Shares:
Proceeds from shares issued	$151,765	$107,181	$19,579	$47,938	$137,010	$133,458
Dividends reinvested	10,455	780	2,334	1,907	3,284	2,163
Cost of shares redeemed	(24,427)	(978)	(5,500)	(8,003)	(73,441)	(38,281)

Premium Class Share Transactions	$137,793	$106,983	$16,413	$41,842	$66,853	$97,340

Net increase (decrease) from capital transactions	$(48,041)	$(40,619)	$(1,940,029)	$127,182	$(733,608)	$1,007,359

Share Transactions:
Service Class Shares:
Issued	138,012	76,169	305,625	222,707	410,523	383,284
Reinvested	29,773	13,752	39,103	38,918	55,301	48,042
Redeemed	(186,287)	(104,413)	(532,969)	(254,748)	(543,680)	(338,644)

Change in Service Class Shares	(18,502)	(14,492)	(188,241)	6,877	(77,856)	92,682

Premium Class Shares:
Issued	14,452	10,331	1,883	4,686	13,473	13,777
Reinvested	1,010	75	224	188	321	222
Redeemed	(2,306)	(96)	(524)	(792)	(7,235)	(3,941)

Change in Premium Class Shares	13,156	10,310	1,583	4,082	6,559	10,058

Net increase (decrease) from share transactions	(5,346)	(4,182)	(186,658)	10,959	(71,297)	102,740

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2005

Capital Share Transactions, continued:

	NestEgg 2030 Fund		NestEgg 2040 Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
Capital Transactions:
Service Class Shares:
Proceeds from shares issued	$3,702,689	$3,627,584	$3,870,639	$3,686,793
Dividends reinvested	245,526	170,972	191,363	100,121
Cost of shares redeemed	(3,708,779)	(2,533,958)	(3,170,119)	(2,615,566)

Service Class Share Transactions	$239,436	$1,264,598	$891,883	$1,171,348

Premium Class Shares:
Proceeds from shares issued	$123,590	$98,380	$193,668	$378,169
Dividends reinvested	2,000	870	2,699	956
Cost of shares redeemed	(45,484)	(50,789)	(52,754)	(175,931)

Premium Class Share Transactions	$80,106	$48,461	$143,613	$203,194

Net increase from capital transactions	$319,542	$1,313,059	$1,035,496	$1,374,542

Share Transactions:
Service Class Shares:
Issued	359,532	376,641	376,680	391,361
Reinvested	23,860	17,680	18,668	10,591
Redeemed	(361,379)	(261,945)	(309,072)	(277,046)

Change in Service Class Shares	22,013	132,376	86,276	124,906

Premium Class Shares:
Issued	12,069	10,187	18,963	41,479
Reinvested	196	90	265	102
Redeemed	(4,398)	(5,278)	(5,138)	(19,288)

Change in Premium Class Shares	7,867	4,999	14,090	22,293

Net increase from share transactions	29,880	137,375	100,366	147,199

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2005

7. Subsequent Events:

The Board of Trustees of American Independence Funds Trust has approved the reorganization of each NestEgg Fund into a corresponding Arrivato Dow Jones U.S. Target Date Fund. These reorganizations also have been approved by the Board of Trustees of the Arrivato Funds Trust. It is anticipated that shareholders of each NestEgg Fund will be asked, at a special meeting of shareholders to be held in January, to consider the reorganization of that NestEgg Fund into a substantially similar mutual fund managed by Arrivato. In some cases, Arrivato will create the class into which NestEgg Funds or classes will reorganize. Complete details of the proposed reorganizations will be sent to NestEgg Fund shareholders along with proxy materials. If the reorganization is approved by shareholders of a NestEgg Fund, shareholders of that fund would become shareholders of the Arrivato Dow Jones U.S. Target Date Fund into which the NestEgg Fund is reorganized.

The reorganizations are expected to be structured as tax-free transactions for federal income tax purposes. Redemptions or transfers from a NestEgg Fund prior to completion of the reorganization may result in tax consequences. You should consult with a competent tax adviser about your individual circumstances. Consummation of the reorganization of any NestEgg Fund is subject to a number of conditions, including approval by shareholders of the NestEgg Funds. The Arrivato Dow Jones Funds are not yet available for sale.

The Chairman of the American Independence Funds Trust also serves as Treasurer of the Arrivato Funds and as Managing Partner of Arrivato Advisors; and accordingly, he is considered an affiliated person.

8. Line of Credit:

The funds participate in a short-term, demand note agreement with JP Morgan Chase Bank. Under the agreement, the funds may borrow up to $3 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

During the period ended October 31, 2005, none of the NestEgg Funds borrowed against the Line of Credit.

9. Federal Income Tax Information:

At October 31, 2005, the following Funds had a capital loss carry forward, which is available to offset future capital gains, if any:

	Amount	Expires
NestEgg 2020 Fund	$1,612,730	2010
NestEgg 2040 Fund	424,760	2010

It is the Trust’s Board of Trustees intent not to distribute any realized gains until the capital loss carry forwards have been offset or expire.

The tax character of distributions paid during the tax year ended October 31, 2005 was as follows:

	Dividends paid from		Total Taxable Dividends	Tax Return of Capital	Total Dividends Paid
	Ordinary Income	Net Long Term Capital Gains
Capital Preservation Fund	$157,925	$162,459	$320,384	$—	$320,384
NestEgg 2010 Fund	411,179	—	411,179	—	411,179
NestEgg 2020 Fund	569,506	—	569,506	—	569,506
NestEgg 2030 Fund	247,526	—	247,526	—	247,526
NestEgg 2040 Fund	171,210	—	171,210	22,852	194,062

NestEgg Funds

Notes to Financial Statements, continued

October 31, 2005

The tax character of distributions paid during the tax year ended October 31, 2004 was as follows:

	Dividends paid from		Total Taxable Dividends	Tax Return of Capital	Total Dividends Paid
	Ordinary Income	Net Long Term Capital Gains
Capital Preservation Fund	$143,825	$—	$143,825	$—	$143,825
2010 Fund	396,403	—	396,403	—	396,403
2020 Fund	470,959	—	470,959	—	470,959
2030 Fund	171,842	—	171,842	—	171,842
2040 Fund	101,077	—	101,077	—	101,077

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses**	Unrealized Appreciation***	Total Accumulated Earnings/(Deficit)
Capital Preservation Fund	$24,841	$229,392	$254,233	$—	$20,544	$274,777
2010 Fund	28,751	416,998	445,749	—	319,522	765,271
2020 Fund	28,759	—	28,759	(1,612,730)	1,280,796	(303,175)
2030 Fund	7,964	143,027	150,991	—	1,135,814	1,286,805
2040 Fund	—	—	—	(424,760)	1,530,887	1,106,127

**	See note above regarding the capital loss carry forwards.
***	The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

10. Other Federal Income Tax Information (Unaudited):

For the fiscal year ended October 31, 2005, dividends paid by the NestEgg Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Completed information will be reported in conjunction with the 2004 Form 1099-Div.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

American Independence Funds Trust:

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust – NestEgg Capital Preservation Fund, NestEgg 2010, NestEgg 2020, NestEgg 2030 and NestEgg 2040 (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

December 29, 2005

NestEgg Funds

Investment Advisor Contract Approval (Unaudited)

October 31, 2005

At a meeting held August 26, 2005, the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Agreements defined below, approved the continuation of the Master Investment Advisory Contract, the Investment Advisory Contract Supplements between the Trust and INTRUST Financial Services (“INTRUST”), the Assumption Agreement between INTRUST Bank and INTRUST (collectively, the “Contracts”). In determining whether to approve the continuance of the Contracts, the Board considered information about INTRUST, the performance of the Funds’ portfolios and certain additional factors described below that the Board deemed relevant. The following summary describes certain of the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Contracts.

The Investment Adviser:

The Board considered the scope and quality of services provided by INTRUST, particularly the portfolio managers and other personnel responsible for providing services to the Funds. The Board also reviewed financial data on INTRUST and its affiliates. In addition, the Board focused on INTRUST’s long-standing relationship with the Funds. The Board also discussed performance record of INTRUST as well as their effectiveness in ensuring that the Funds have been in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations.

Performance and Expenses of the Funds:

Capital Preservation Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group of comparable size (Lipper Load Flexible Portfolio Average and Lipper Level Load Flexible Portfolio Average), (ii) data concerning the fees and expenses of the Fund compared to its Lipper Peer Groups, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST. The Board noted that the Fund underperformed the Lipper Average’s performance. In addition, the Board noted that the total expenses of Fund’s Service shares and Premium shares, after waivers, were below the Lipper Peer Group average and the Fund’s advisory fee, after waivers, was less than the Lipper Peer Group after waivers for the one-year period ending June 30, 2005. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST provides.

2010 Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group of comparable size (Lipper Load Flexible Portfolio Average and Lipper Level Load Flexible Portfolio Average), (ii) data concerning the fees and expenses of the Fund compared to its Lipper Peer Groups, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST. The Board noted that the Fund underperformed the Lipper Average’s performance. In addition, the Board noted that the total expenses of Fund’s Service shares and Premium shares, after waivers, were below the Lipper Peer Group average and the Fund’s advisory fee, after waivers, was less than the Lipper Peer Group after waivers for the one-year period ending June 30, 2005. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST provides.

2020 Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group of comparable size (Lipper Load Flexible Portfolio Average and Lipper Level Load Flexible Portfolio Average), (ii) data concerning the fees and expenses of the Fund compared to its Lipper Peer Groups, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST. The Board noted that the Fund underperformed the Lipper Average’s performance. In addition, the Board noted that the total expenses of Fund’s Service shares and Premium shares, after waivers, were below the Lipper Peer Group average and the Fund’s advisory fee, after waivers, was less than the Lipper Peer Group after

NestEgg Funds

Investment Advisor Contract Approval (Unaudited), continued

October 31, 2005

waivers for the one-year period ending June 30, 2005. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST provides.

2030 Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group of comparable size (Lipper Load Flexible Portfolio Average and Lipper Level Load Flexible Portfolio Average), (ii) data concerning the fees and expenses of the Fund compared to its Lipper Peer Groups, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST. The Board noted that the Fund outperformed the Lipper Average’s performance. In addition, the Board noted that the total expenses of Fund’s Service shares and Premium shares, after waivers, were below the Lipper Peer Group average and the Fund’s advisory fee, after waivers, was less than the Lipper Peer Group after waivers. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST provide.

2040 Fund:

The Board’s analysis of the Fund’s performance and expenses included a discussion and review of the following materials: (i) performance data of the Fund and its peer group of comparable size (Lipper Load Flexible Portfolio Average and Lipper Level Load Flexible Portfolio Average), (ii) data concerning the fees and expenses of the Fund compared to its Lipper Peer Groups, (iii) performance data of the Fund compared to relative indices, and (iv) the financial statements and profitability of INTRUST. The Board noted that the Fund outperformed the Lipper Average’s performance. In addition, the Board noted that the total expenses of Fund’s Service shares and Premium shares, after waivers, were below the Lipper Peer Group average and the Fund’s advisory fee, after waivers, was less than the Lipper Peer Group after waivers. After its analysis and consideration, the Board of Trustees, including all of the Independent Trustees, concluded that the fee payable under the Fund’s Contract is fair and reasonable with respect to the services that INTRUST provide.

Other Factors:

In addition to the above factors, the Board discussed the other compensation or possible benefits to INTRUST, including compensation payable by the Funds to INTRUST’s affiliate for custodian services. The Board considered investment advisory fee breakpoints and determined that they were not appropriate at this time.

Conclusion:

The Board of Trustees, including all of the Independent Trustees, concluded that the fees payable under the Agreements are fair and reasonable with respect to the services that INTRUST provides which include the selection and monitoring of the Sub-Advisers of the Funds, and INTRUST’s evaluation of each Fund’s investment performance relative to other comparable funds and relevant indexes; (2) the analysis of the costs and any net profits to INTRUST of performing services for the Funds in the past year, including the fact that INTRUST waived a portion of its fee for the previous year and will continue to waive a portion of its fee for the current year in order to maintain the Funds’ expense ratios and (3) the comparison of data by Lipper Analytical Services showing the advisory fees and other expenses of each Fund and those of other comparable funds, with and without the effects of any voluntary limits on Fund expenses and fees. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

NestEgg Funds

Other Information (Unaudited)

October 31, 2005

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (i) without charge, upon request, by calling 1-800-272-2715; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending July 31 and January 31 are available, without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

NestEgg Funds

Information about Trustees and Officers (Unaudited)

October 31, 2005

Name, Date of Birth (Age) and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement

Phillip J. Owings (Age: 60) 5001 East 106th Street Tulsa, OK 74137-7216	Trustee since 8/29/00	Consultant. Formerly, President and Division Manager, SunGard Wealth Management Services, LLC, (2001-2003); formerly, Executive Vice President of INTRUST Bank, (1996-2001).

Ronald L. Baldwin (Age: 50) 7907 W. 137th St. Overland Park, KS 66223	Trustee since 8/29/00	Prior to December , 2005 Director, INTRUST Financial Services, Inc.; President and Chief Operating Officer of INTRUST Bank N.A.

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement

Terry L. Carter (Age: 57) 4705 S. 129th East Avenue Tulsa, OK 74134	Trustee since 11/25/96	Senior Vice President of QuikTrip Corporation.

Thomas F. Kice (Age: 56) 1150 Woodridge Drive Wichita, Kansas 67206	Trustee since 11/25/96	President of Kice Industries, Inc.

George Mileusnic (Age: 51) 3900 Lakebreeze Avenue N. Minneapolis, MN 55429	Trustee since 11/25/96	Chief Financial Officer of Caribou Coffee (2001-present). Chief Financial Officer of Dean & Deluca (2000-2001). Executive Vice President of The Coleman Company (9/89-9/98).

John J. Pileggi (Age: 46) 350 Fifth Avenue, 59th Floor New York, NY 10118	Trustee since 11/25/96	Managing Partner of Arrivato Advisors since 2004. Chairman of the Board of Trustees. Formerly, President and Chief Executive Officer, Mercantile Capital Advisors, Inc.(2002-2004). Formerly, President and Chief Executive Officer, PLUSFunds.com (2000-2002). Formerly, President and CEO of ING Mutual Fund Management Co. LLC (1998-2000). Formerly, Director of Furman Selz LLC (1994-1998).

Peter Ochs (Age: 52) 319 South Oak Street Wichita, Kansas 67213	Trustee since 9/24/01	Manager of Ochs & Associates, Inc.

NestEgg Funds

Information about Trustees and Officers (Unaudited), continued

October 31, 2005

EXECUTIVE OFFICERS	Term
Lifetime of Trust until removal, resignation or retirement*

David Bunstine (Age: 42)	President since 8/20/04	Vice President, BISYS Fund Services Ohio, Inc. since 1994; Client Services Manager, BISYS Fund Services Ohio, Inc. (1996-1998).

Trent Statczar (Age: 34)	Treasurer since 4/29/02	Vice President, BISYS Fund Services, Inc. since 2003; Director of Financial Services of BISYS Fund Services (2000 – 2003). Employed by BISYS (1993-present).

Curtis Barnes (Age: 52)	Secretary since 12/6/02	Vice President, BISYS Fund Services, Inc., 1995-present.

Alicia Guagliardo (Age: 40)	Chief Compliance Officer since 8/20/04	Chief Compliance Officer, INTRUST Financial Services, Inc.; Employed INTRUST since June 1999.

Thomas S. Gangel (Age: 50)	Vice President since 8/22/02	President, INTRUST Financial Services, Inc.

The Trust has an Audit Committee, consisting of Messrs. Carter, Kice, Mileusnic, Pileggi, and Ochs. Each of the members of the committee are not “interested persons” of the Trust as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust’s financial officers and independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in Fund operations, 6) to review the findings of SEC examinations and consult with INTRUST on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

The Trust also has a Nominating Committee that is comprised of the non-interested Trustees. The Nominating Committee’s primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board.

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is George Mileusnic, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

2004 - $114,400

2005 - $125,100

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees

2004 - $0

2005 - $0

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees

2004 - $34,000

2005 - $36,000

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees

2004 - $0

2005 - $0

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit and Non-Audit Services Pre-Approval Policies and Procedures

Pre-Approval:

(a)	Audit Services

Before an auditor is engaged by the Funds to render audit services, the Committee shall review and approve the engagement. (See also “Delegation” below.)

(b)	Permissible Non-Audit Services

The Committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Funds employ their auditor to render “permissible non-audit services” to the Funds. (A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X1 or other applicable law or regulation.) The Committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

[1]	Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (1) bookkeeping or other services related to accounting records or financial statements of the audit client; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions; (7) human resources; (8) broker-dealer, investment adviser, or investment banking services; (9) legal services; and (10) expert services unrelated to the audit.

Pre-approval by the Committee of non-audit services is not required so long as:

(1)	(A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided;

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)	such services under (1) above were not recognized by the Funds at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below).

(c) Delegation

The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds, or the provision of non-audit services to the Adviser or any Adviser-affiliated service provider. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to BISYS, who will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the federal securities laws.

      (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 – 0%

2005 – 0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2004 - $106,378

2005 - $223,833

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	American Independence Funds Trust

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Treasurer

Date	January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Treasurer

Date	January 9, 2006

By (Signature and Title)*	/s/ David Bunstine
David Bunstine, President

Date	January 9, 2006